[LOGO OF NORTH AMERICAN FUNDS      REPORT TO
 APPEARS HERE]                     SHAREHOLDERS


North American Funds          Annual Report      October 31, 1998


                                   Audited
                                   Financial
                                   Statements

NORTH AMERICAN FUNDS
PRESIDENT'S MESSAGE

-------------------------------------------------------------------------------

December 18, 1998

[PHOTO OF BRADFORD K. GALLAGHER APPEARS HERE]

BRADFORD K. GALLAGHER
PRESIDENT,
NORTH AMERICAN FUNDS


Dear Shareholder:

The year started out with ideal conditions for investors -- low inflation, low interest rates, low unemployment, and slow but steady economic growth. This environment resulted in continued strength in the financial markets. Then came the mounting effects of the Asian crisis. By the third quarter, as the markets reacted to a list of economic, political and financial worries on both the domestic and international fronts, the U.S. stock market retreated with a fall in the S&P 500 of almost 10%. Since October, the market has continued on a choppy upward climb, hovering around the 9000 mark. The catalyst behind the market's turnaround has been the result of many forces, one of which was the Federal Reserve's action to lower interest rates and the apparent stabilization of the financial crises that have gripped Japan, Russia and Brazil.

Many investment professionals believe a "correction" was inevitable -- the market was overvalued and needed to come down to more sustainable levels. After all, we have rejoiced in an eight-year-old bull market. Given an increased level of volatility throughout the year, many investors have abandoned their irrational levels of exuberance and are returning to a long-term perspective based on strong financial guidance and strategic asset allocation.

At North American Funds, we are committed to offering mutual funds to meet your specific needs. Funds that can help you to further diversify your portfolio, to seek enhanced returns, or to pursue a greater defensive position during times of heightened volatility. Our management approach, to select investment managers whose investment practices and performance have historically proven to be among the best in their asset classes, continued to prove successful throughout 1998 as the majority of our funds were ranked in the top half of their respective Lipper categories (through 11/30/98), and some performed in the top quartile and received impressive Morningstar rankings. (See pages iii through xxx for specific performance information.) In addition to our solid fund line-up, we are proud to report that our three new fund additions --Tax-Sensitive Equity, Emerging Growth and Senior Floating Rate (separate annual report) -- have offered investors specialized investment objectives and added diversification opportunities. With North American Funds, all of your investments, across investment managers are available on one consolidated statement.

We encourage you to contact your investment advisor to revisit your asset mix or to answer questions regarding recent market volatility or new investment strategies. As always, you can call upon our experienced customer service team at 800-872-8037 during our expanded hours, Monday through Friday from 9:00 to 6:00 p.m. EST, or utilize our enhanced automated information line (800-872-
2251) 24 hours a day, seven days a week. To add to our shareholder services in 1998, we've completed a website, www.northamericanfunds.com. Here, you can access up-to-date performance information and daily pricing for any North American Fund.

Thank you for choosing North American Funds. We look forward to serving your investment needs next year, and in the years ahead.

Sincerely,

/s/ Bradford K. Gallagher

Bradford K. Gallagher
President, North American Funds

NORTH AMERICAN FUNDS
INDEX TO ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
Fund Performance and Portfolio Manager's Commentary........................ iii
Report of Independent Accountants..........................................   1
Statements of Assets and Liabilities.......................................   2
Statements of Operations...................................................   8
Statements of Changes in Net Assets........................................  11
Financial Highlights.......................................................  15
Portfolio of Investments
  International Small Cap Fund.............................................  32
  International Growth and Income Fund.....................................  33
  Global Equity Fund.......................................................  34
  Emerging Growth Fund.....................................................  36
  Small/Mid Cap Fund.......................................................  37
  Growth Equity Fund.......................................................  38
  Tax-Sensitive Equity Fund................................................  39
  Growth and Income Fund...................................................  40
  Equity-Income Fund.......................................................  42
  Balanced Fund............................................................  44
  Strategic Income Fund....................................................  46
  Investment Quality Bond Fund.............................................  49
  National Municipal Bond Fund.............................................  52
  U.S. Government Securities Fund..........................................  54
  Money Market Fund........................................................  54
Notes to Financial Statements..............................................  56

NORTH AMERICAN FUNDS
FUND PERFORMANCE AND PORTFOLIO MANAGER'S COMMENTARY

-------------------------------------------------------------------------------

                               FUND PERFORMANCE

In the following pages we have set forth information regarding the performance of each portfolio of the North American Funds, except the Money Market Fund. There are several ways to evaluate a Fund's historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. WITH RESPECT TO ALL THE PERFORMANCE INFORMATION PRESENTED, IT IS IMPORTANT TO UNDERSTAND THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND PRINCIPAL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                              PERFORMANCE TABLES

The Performance Tables show two types of total return information: CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS. A CUMULATIVE TOTAL RETURN is an expression of a Fund's total change in share value in percentage terms over a set period of time -- one, five, and ten years (or since the Fund's inception if less than the applicable period). An AVERAGE ANNUAL TOTAL RETURN takes the Fund's cumulative total return for a time period greater than one year and shows what would have happened if the Fund had performed at a constant rate each year. For all share classes, the tables show cumulative and average annual total returns both net of the possible maximum applicable front-end or back-end sales charge, as well as without giving effect to such possible maximum charges ("net asset value").

    GRAPH -- CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

The performance graph for each Fund shows the change in value of a $10,000 investment over the life of the Fund's Class A shares. Each Fund's performance is compared to the performance of one or more broad-based securities indices as a "benchmark." Fund results (which include the reinvestment of dividends and capital gains distributions as well as the deduction of ongoing management and distribution fees and fund operating expenses) reflect the deduction of the maximum 4.75% sales charge applicable to Class A shares. Please note that effective April 1, 1994, Class B and Class C shares were offered. Performance of these share classes will differ. Historical performance prior to April 1, 1994 is that of the Fund before it adopted the current multi-class structure. Benchmarks used for comparison are unmanaged and do not reflect any fees or expenses.

                        PORTFOLIO MANAGER'S COMMENTARY

Finally, we have provided a commentary by each Fund's portfolio manager regarding each Fund's performance during the fiscal year ended October 31, 1998. All performance results referenced in the commentary are Class A share returns.

                         INTERNATIONAL SMALL CAP FUND

                   Seeks to provide long-term capital appreciation by
INVESTMENT         investing primarily in securities issued by foreign
OBJECTIVE:         companies which have total market capitalization or annual revenue of $1 billion or less.

SUBADVISOR:        Founders Asset Management LLC

PORTFOLIO          Michael W. Gerding
MANAGER:

INCEPTION DATE:    March 4, 1996

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                              Average Annual    Cumulative
                                               Total Return    Total Return
                                               One     Since      Since
Periods Ended October 31, 1998                Year   Inception  Inception
MSCI World ex US Index*                        8.67%   6.38%      17.90%
International Small Cap Fund Class A (NAV)     0.36%   4.10%      11.28%
International Small Cap Fund Class A (net of
 4.75% sales charge)                          -4.41%   2.21%       5.99%
International Small Cap Fund Class B (NAV)    -0.36%   3.39%       9.28%
International Small Cap Fund Class B (net of
 CDSC**)                                      -5.36%   1.95%       5.28%
International Small Cap Fund Class C (NAV)    -0.36%   3.39%       9.28%
International Small Cap Fund Class C (net of
 CDSC***)                                     -1.36%   3.39%       9.28%

  *All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 **The returns reflect the applicable sliding Contingent Deferred sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
***The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY:

The Fund's Class A performance for the year-ended October 31, 1998 was 0.36% compared to MSCI World ex. U.S. Index return of 8.67% for the same period. As economic troubles continue in Japan, Asia, Latin America and Russia, stock markets around the world suffered dramatic swings. The correction particularly hit small-cap stocks as investors sought more liquid, defensive stocks, typically those of larger-cap companies.

We believe the Japanese economy is in a depression and has been for quite sometime. Also, there is no indication that the new Japanese government will take the necessary steps to ease their economic problems. In fact, we believe that the Asian crisis will be measured in years, not weeks or months. As a result, it is very difficult to find small companies that meet our growth criteria, and we are extremely underweight in Japan compared to our benchmark.

More than 80% of the Fund is invested in European stocks. While a correction in Europe impacted the Portfolio toward the end of the period, we believe the fundamentals in the region are sound, with the potential for companies to benefit from continued restructuring. We are continuing to look for value in European stocks that have been unfairly oversold due to emotion rather than fundamentals. We believe we can find the most attractive small or emerging companies in Europe.

                     INTERNATIONAL GROWTH AND INCOME FUND

INVESTMENT         Seeks to provide long-term growth of capital and income by
OBJECTIVE:         investing in a portfolio of securities of foreign issuers.
                   Under normal circumstances, the portfolio will be invested primarily in equity securities, including up to 15% in emerging markets.

SUBADVISOR:        J.P. Morgan Investment Management Inc.

PORTFOLIO          Paul Quinsee, Nigel Emmet and Andrew Cormie
MANAGER:

INCEPTION DATE:    January 9, 1995

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                               Average Annual    Cumulative
                                                Total Return    Total Return
                                                One     Since      Since
Periods Ended October 31, 1998                 Year   Inception  Inception
Customized Benchmark*+                          4.74%   7.34%      31.19%
85%/15% Composite Index*++                     10.90%   9.35%      40.88%
75%/15%/10% Composite Index*                    6.73%   7.48%      31.89%
MSCI All Country World ex U.S.*               -13.15%   6.14%      25.66%
International Growth and Income Fund Class A
 (NAV)                                          0.67%   5.07%      20.73%
International Growth and Income Fund Class A
 (net of 4.75% sales charge)                   -4.11%   3.73%      15.00%
International Growth and Income Fund Class B
 (NAV)                                         -0.03%   4.52%      18.36%
International Growth and Income Fund Class B
 (net of CDSC**)                               -5.03%   3.82%      15.36%
International Growth and Income Fund Class C
 (NAV)                                         -0.13%   4.50%      18.28%
International Growth and Income Fund Class C
 (net of CDSC***)                              -1.13%   4.50%      18.28%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
  + Comprised of 75% of the return of the MSCI EAFE Index, 15% of the return of the Salomon Brothers Non-$ WGBI 10 Index, and 10% of the MSCI Emerging Markets Free ex Malaysia Index. In February of 1997, the 85%/15% Composite Index was adjusted to reflect the addition of the MSCI Emerging Markets Free ex Malaysia Index. In January 1998, this index was changed to the MSCI All Country World ex U.S. Index to accurately reflect the Fund's investment objective.
 ++ Comprised of 85% of the return of the MSCI EAFE and 15% of the return of the Salmon Brothers Non-$ WGBI 10 Index.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGERS' COMMENTARY

The Fund's Class A performance for the year-ended October 31, 1998 was 0.67% as compared to the Composite Index* return of 4.74% for the same period. The currency allocation strategy of partially hedging the Fund's Deutschemark and Yen exposure into the U.S. dollar has been the greatest positive contributor to the Fund's performance. However, gains were offset somewhat by adverse country allocations in the first calendar quarter as the Fund had underweight positions in Malaysia and Continental Europe.

European equity markets surged throughout most of the fiscal year due to falling inflation expectations, strong bond markets, the strength of the U.S. dollar, and optimism over the prospects for corporate profits. However, Asian equity markets struggled throughout the fiscal year as the Asian contagion continued to spread impacting emerging markets and eventually the developed markets in Europe and the U.S.

The optimistic sentiment that prevailed in European markets earlier in the year was dashed by a series of disappointing reports from companies hit by the slowdown in world economic growth and by the growing crisis in financial markets. World equity markets bounced back in October, including emerging markets, as interest rate cuts in the U.S. and Europe and plans for aid to Latin America seemed to stabilize the markets. In addition, earnings announcements for the third quarter were generally better than expected, which also helped to push the markets higher.

*Comprised of 75% of the return of the MSCI EAFE Index, 15% of the return of the Salomon Brothers Non-$ WGBI 10 Index, and 10% of the MSCI Emerging Markets Free ex Malaysia Index. In February of 1997, the 85%/15% Composite Index was adjusted to reflect the addition of the MSCI Emerging Markets Free ex Malaysia Index. In January 1998, this index was changed to the MSCI All Country World ex U.S. Index to accurately reflect the Fund's investment objective.

                              GLOBAL EQUITY FUND

INVESTMENT         Seeks to provide long-term capital appreciation by
OBJECTIVE:         investing primarily in a global portfolio of equity
                   securities and securities convertible into or exercisable for equity securities.

SUBADVISOR:        Morgan Stanley Dean Witter Investment Management Inc.

PORTFOLIO          Frances Campion
MANAGER:

INCEPTION DATE:    November 1, 1990#

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                      Average Annual             Cumulative
                                       Total Return             Total Return
Periods Ended October 31,      One    Five    Since   Since#    Since   Since#
1998                           Year  Years  Inception 10/1/96 Inception 10/1/96
MSCI World*                   15.26% 13.03%  12.52%   15.70%   157.01%  35.50%
Global Equity Fund Class A
 (NAV)                         8.90%  8.99%  10.04%   16.15%   114.67%  36.57%
Global Equity Fund Class A
 (net of 4.75% sales charge)   3.73%  7.93%   9.37%   13.46%   104.47%  29.74%
Global Equity Fund Class B
 (NAV)                         8.17%  8.45%   9.70%   15.52%   109.40%  35.05%
Global Equity Fund Class B
 (net of CDSC**)               3.17%  8.16%   9.70%   13.87%   109.40%  31.05%
Global Equity Fund Class C
 (NAV)                         8.21%  8.45%   9.70%   15.50%   109.43%  34.99%
Global Equity Fund Class C
 (net of CDSC***)              7.21%  8.45%   9.70%   15.50%   109.43%  34.99%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment subadvisor assignment became effective 10/1/96.

                        PORTFOLIO MANAGER'S COMMENTARY

The Fund's Class A performance for the year-ended October 31, 1998 was 8.90% as compared to the MSCI World Index return of 15.26% for the same period. Our holdings in the U.S. underperformed, reflecting the narrow nature of the market as "mega-cap" growth stocks accounted for the majority of the U.S. market strength. We maintained an underweight position in the U.S. as valuations and fundamentals in Europe attracted us. Our holdings in Japan performed relatively well in a difficult market. However, Japan's fundamental problems make it difficult for us to find compelling investments there. Our lack of exposure to Hong Kong, Singapore and Malaysia benefited the portfolio as these markets suffered the largest declines.

Global markets in 1998 continued to exhibit the volatility that was sparked by the Asian currency crisis of 1997. The steep declines of major emerging markets in Latin America and Asia culminated with the collapse of the Russian market and its debt default and triggered the well-publicized hedge fund bailout. While valuations, in some cases, have receded to more reasonable levels, we remain concerned about a slowdown in GDP growth in the U.S. and Europe as well as possible credit tightening.

The good news is that a balanced budget in the U.S. and prudent fiscal management in Europe suggests that fiscal and monetary policy could be relaxed to avert a major market decline. The Federal Reserve and the Bank of England have room to significantly ease rates. We continue to believe that the intrinsic value represented in the stocks we hold will be realized over time.

                             EMERGING GROWTH FUND

INVESTMENT         Seeks to provide maximum capital appreciation by investing
OBJECTIVE:         primarily in a portfolio of equity securities of domestic
                   companies. Under normal conditions, the portfolio will be invested approximately 65% in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

SUBADVISOR:        Warburg Pincus Asset Management, Inc.

PORTFOLIO          Elizabeth B. Dater and Stephen J. Lurito
MANAGER:

INCEPTION DATE:    January 6, 1998

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                                Average Annual    Cumulative
                                                 Total Return    Total Return
                                                 One     Since      Since
Periods Ended October 31, 1998                  Year   Inception  Inception
Russell 2000 Growth*                           -13.85%  -13.85%    -13.85%
Emerging Growth Fund Class A (NAV)             -11.20%  -11.20%    -11.20%
Emerging Growth Fund Class A (net of 4.75%
 sales charge)                                 -15.42%  -15.42%    -15.42%
Emerging Growth Fund Class B (NAV)             -11.70%  -11.70%    -11.70%
Emerging Growth Fund Class B (net of CDSC**)   -16.70%  -16.70%    -16.70%
Emerging Growth Fund Class C (NAV)             -11.60%  -11.60%    -11.60%
Emerging Growth Fund Class C (net of CDSC***)  -12.60%  -12.60%    -12.60%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGERS' COMMENTARY

The Fund's Class A performance for the period ended October 31, 1998 was - 11.20% as compared to the Russell 2000 Growth Index return of -13.85% for the same period. As the fiscal period ended, there were few significant changes in the portfolio in terms of sector or industry concentration. We continued to emphasize the consumer, business-services, financial-services and technology areas. Stocks we de-emphasized were those of commodity-related companies as they are the most vulnerable to global economic weakness.

The period's unsettled environment was driven by several events. As investors were digesting the potential severity of the effects of "Asian contagion" on world profits, Russia was forced to devalue the ruble and default on billions of dollars of debt. This raised new concerns about developing Latin American economies and the subsequent effects on major financial institutions worldwide. The negative psychology generated by these events was exacerbated by fears that world leadership would be impaired by the unsettled political situation in Washington, D.C.

While the U.S. is beginning to experience a slowdown in corporate profits, our economy continues to benefit from low interest rates and full employment, low commodity costs, and stable levels of consumer confidence. Two important positive facts remain. First, the Federal Reserve has assumed a leadership role by reducing interest rates that ultimately benefit equity prices. Second, the U.S. budget surplus can support a tax cut to provide fiscal stimulus. We believe our financial markets will continue to provide opportunities for long-term investors.

                              SMALL/MID CAP FUND

INVESTMENT         Seeks to provide long-term capital appreciation by
OBJECTIVE:         investing at least 65% of its assets in companies that at
                   the time of purchase have total market capitalization between $500 million and $5 billion.

SUBADVISOR:        Fred Alger Management, Inc.

PORTFOLIO          David D. Alger
MANAGER:

INCEPTION DATE:    March 4, 1996

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                                 Average Annual    Cumulative
                                                  Total Return    Total Return
                                                  One     Since      Since
Periods Ended October 31, 1998                   Year   Inception  Inception
S&P Mid Cap 400 Index*                            6.55%  16.93%      51.75%
Russell 2000 Growth Index*                      -15.86%   1.63%       4.41%
50%/50% Composite Index*+                        -4.66%   9.72%      28.08%
Small/Mid Cap Fund A (NAV)                        5.51%  10.66%      30.92%
Small/Mid Cap Fund Class A (net of 4.75% sales
 charge)                                          0.50%   8.65%      24.70%
Small/Mid Cap Fund Class B (NAV)                  4.65%   9.83%      28.34%
Small/Mid Cap Fund Class B (net of CDSC**)       -0.35%   8.54%      24.34%
Small/Mid Cap Fund Class C (NAV)                  4.64%   9.89%      28.50%
Small/Mid Cap Fund Class C (net of CDSC***)       3.64%   9.89%      28.50%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
  + Comprised of 50% of the return of the S&P MidCap 400 Index and 50% of the return of the Russell 2000 Growth Index
 ** The returns reflect the applicable sliding Contingent Deferred sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

The Fund's Class A performance for the year-ended October 31, 1998 was 5.51% as compared to the Composite Index (Russell 2000 Growth/S&P Mid-Cap 400) return of -4.66% for the same period. The fiscal year ended October 31, 1998 appeared to be a period of great prosperity for U.S. equity markets. Inflation, interest rates and unemployment remained low and the market, as measured by the S&P 500 Index, appreciated 21.99%. In reality, global economic instability, a domestic political scandal, and severe market volatility marked this period.

The year began following an acute market sell-off that resulted from an economic crisis throughout Asia. Confidence in the large cap equity market was restored, as the S&P 500 Index posted six consecutive months of positive performance. In July, August and September several external factors shook investor confidence and stocks fell. These events included the worsening of economic problems in Japan, the fall of the Russian economy, and bailout of the Long-Term Capital Hedge Fund. The markets recovered in September and October due to an interest rate cut and positive earnings announcements by several companies.

Amid this uncertainty, an extremely risk averse investment community continued to place a premium on large, liquid companies with a high degree of earnings predictability. As the -15.86% return posted by the Russell 2000 Growth Index over this 12 month period suggests, more speculative small cap issues suffered over the course of the twelve-month period. Mid-cap stocks performed better, yet still trailed the broad market by a wide margin. By shifting its focus to mid-sized companies and through the strong performance by several key holdings, the Portfolio's return was positive.

                               GROWTH EQUITY FUND

INVESTMENT         Seeks to provide long-term growth of capital by investing
OBJECTIVE:         at least 65% of its assets in common stocks of well-
                   established, high-quality growth companies.

SUBADVISOR:        Founders Asset Management LLC

PORTFOLIO          Paul A. LaRocco
MANAGER:

INCEPTION DATE:    March 4, 1996

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                                 Average Annual   Cumulative
                                                  Total Return   Total Return
                                                 One     Since      Since
Periods Ended October 31, 1998                   Year  Inception  Inception
S&P 500*                                        21.99%  24.69%      80.10%
Growth Equity Fund Class A (NAV)                13.85%  18.49%      57.05%
Growth Equity Fund Class A (net of 4.75% sales
 charge)                                         8.44%  16.34%      49.59%
Growth Equity Fund Class B (NAV)                12.93%  17.75%      54.44%
Growth Equity Fund Class B (net of CDSC**)       7.93%  16.59%      50.44%
Growth Equity Fund Class C (NAV)                12.87%  17.72%      54.35%
Growth Equity Fund Class C (net of CDSC***)     11.87%  17.72%      54.35%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

The Fund's Class A performance for the year-ended October 31, 1998 was 13.85% as compared to the S&P 500 Index return of 21.99% for the same period. As the Asian crisis spread to other emerging markets around the world including Russia and South America, several domestic large-cap companies with multi-national operations reported disappointing earnings. Because many domestic valuations were on the high side, we felt the market was ripe for a correction. During the first half of the year, large-cap stocks were popular with investors for their liquidity and safety. However, investors are now focusing more on earnings growth and should begin moving down the capitalization spectrum.

While defense spending has been low for several years, there has been recent talk about increasing the defense budget as a result of concern that the economic problems overseas could result in unrest or conflict. Accordingly, we increased our position in Lockheed Martin, now at 1.80% of the portfolio, and added Northrop Grumman at .87% of the portfolio. These companies are winning new contracts and exploiting commercial opportunities as well.

We believe the market environment may remain volatile in 1999, as economic cross-currents from around the world continue to influence stocks both here and overseas. Although we believe the worst may be over, it is possible the problems in the global economy may continue for some time. Now that valuations are lower in the large-cap spectrum, we are taking this opportunity to focus on those mid- and large-cap names with the best earnings growth potential.

                           TAX-SENSITIVE EQUITY FUND

INVESTMENT         Seeks to provide maximum after-tax total return with an
OBJECTIVE:         emphasis on long-term growth of capital, primarily through investing in equity securities of companies that appear to be undervalued.

SUBADVISOR:        Standish, Ayer & Wood, Inc.

PORTFOLIO          Laurence A. Manchester
MANAGER:

INCEPTION DATE:    January 6, 1998

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                                  Average Annual    Cumulative
                                                   Total Return    Total Return
                                                   One     Since      Since
Periods Ended October 31, 1998                    Year   Inception  Inception
S&P 500*                                          14.63%   14.63%     14.63%
Tax-Sensitive Equity Fund Class A (NAV)           -9.30%   -9.30%     -9.30%
Tax-Sensitive Equity Fund Class A (net of 4.75%
 sales charge)                                   -13.61%  -13.61%    -13.61%
Tax-Sensitive Equity Fund Class B (NAV)           -9.60%   -9.60%     -9.60%
Tax-Sensitive Equity Fund Class B (net of
 CDSC**)                                         -14.60%  -14.60%    -14.60%
Tax-Sensitive Equity Fund Class C (NAV)           -9.60%   -9.60%     -9.60%
Tax-Sensitive Equity Fund Class C (net of
 CDSC***)                                        -10.60%  -10.60%    -10.60%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY:

Since its inception on January 6, 1998, the Fund's Class A performance for the period ended October 31, 1998 was -9.30% as compared to the Standard & Poor's 500 Index return of 14.63%. These returns arise from concerns over South East Asia and a veritable panic that spread through all markets as Russia's virtual debt default in August called into question the integrity of most emerging economies. As a result, investors fled to the highest perceived quality, focusing their purchases on an extremely narrow list of large capitalization growth stocks.

On the more positive side, current prices appear to discount a more adverse environment, and the U.S. seems relatively secure compared to most other regions. We believe that financial markets have been providing unsustainably high returns. That financial era has almost certainly ended, and we are now in a period of positive, though less ebullient, stock returns.

Our investment process focuses on screening for the best combination of reliable prior growth, forecasted future results, and a reasonable price. Especially on the grounds of reasonable price, few of the favored large capitalization growth stocks were deemed appropriate for the Fund. With this very narrow group of stocks providing the bulk of the S&P 500 return, we are left with a lagging portfolio, but one with highly attractive valuation characteristics.

In keeping with the Fund's tax-sensitive strategy, we are happy to report that as of October 31, 1998 the Fund had no capital gains to distribute to shareholders.

                            GROWTH AND INCOME FUND

INVESTMENT         Seeks to provide long-term growth of capital and income
OBJECTIVE:         consistent with prudent investment risk by investing
                   primarily in a diversified portfolio of common stocks of United States issuers which the portfolio manager believes are of high quality.

SUBADVISOR:        Wellington Management Company LLP

PORTFOLIO          Matthew E. Megargel
MANAGER:

INCEPTION DATE:    May 1, 1991

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                            Average Annual       Cumulative
                                             Total Return       Total Return
                                         One    Five    Since      Since
Periods Ended October 31, 1998           Year  Years  Inception  Inception
S&P 500*                                21.99% 21.29%  18.29%     252.53%
Growth and Income Fund Class A (NAV)    20.82% 19.07%  16.51%     214.81%
Growth and Income Fund Class A (net of
 4.75% sales charge)                    15.08% 17.92%  15.75%     199.86%
Growth and Income Fund Class B (NAV)    20.04% 18.54%  16.16%     207.80%
Growth and Income Fund Class B (net of
 CDSC**)                                15.04% 18.33%  16.16%     207.80%
Growth and Income Fund Class C (NAV)    20.00% 18.47%  16.11%     206.95%
Growth and Income Fund Class C (net of
 CDSC***)                               19.00% 18.47%  16.11%     206.95%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

The Fund's Class A performance for the year-ended October 31, 1998 was 20.82% as compared to the S&P 500 Stock Index return of 21.99% for the same period. Fund performance was helped by overweights in consumer discretionary, entertainment and financials and an underweight position in material stocks. Relative performance was limited by holdings in utilities, energy and industrial/commercial.

The year began with investors focused more on low inflation trends and the health of the domestic economy rather than on the continuing uncertainty of global economies. By August, however, the on-going crisis in Asia, Japanese economic turmoil, political woes in Washington, and Russian devaluation finally cooled investor optimism. Worries about decelerating earnings growth turned to concern about earnings declines and liquidity problems.

Top performing sectors for the year included health care, where the large cap pharmaceutical companies that have advanced on healthy subscription growth, and information technology that benefited from strong investment trends in personal computers have driven performance. Conversely, materials lagged the overall market as commodity prices continued to be hurt by global economic slowing. The energy sector also lagged as oil prices plummeted.

The outlook for stocks remains mixed. Economic growth continues to slow and the profit picture looks weak, but inflation is quite subdued and interest rates have come down significantly. So, the tug-of-war between falling interest rates and declining earnings estimates continues. No country can remain "an oasis of prosperity" on the global economy and much of the outlook depends on actions taken in countries as diverse as Japan, Brazil, China, and Russia.

                                     xviii

                               EQUITY-INCOME FUND

INVESTMENT         Seeks to provide substantial dividend income and also long-
OBJECTIVE:         term capital appreciation by investing in dividend paying
                   common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

SUBADVISOR:        T. Rowe Price Associates, Inc.

PORTFOLIO          Brian C. Rogers, Stephen W. Boesel, Richard P. Howard,
MANAGER:           William J. Stromberg

INCEPTION DATE:    August 28, 1989#

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                      Average Annual             Cumulative
                                       Total Return             Total Return
Periods Ended October 31,      One    Five    Since   Since#    Since   Since#
1998                           Year  Years  Inception 10/1/96 Inception 10/1/96
S&P 500*                      21.99% 21.29%  16.29%   27.40%   298.86%  65.61%
Equity-Income Fund Class A
 (NAV)                        10.55% 14.96%  10.46%   18.16%   149.30%  41.55%
Equity-Income Fund Class A
 (net of 4.75% sales charge)   5.30% 13.85%   9.88%   15.43%   137.46%  34.83%
Equity-Income Fund Class B
 (NAV)                         9.81% 14.37%  10.15%   17.37%   142.95%  39.57%
Equity-Income Fund Class B
 (net of CDSC**)               4.81% 14.14%  10.15%   15.74%   142.95%  35.57%
Equity-Income Fund Class C
 (NAV)                         9.83% 14.37%  10.15%   17.36%   142.93%  39.55%
Equity-Income Fund Class C
 (net of CDSC***)              8.83% 14.37%  10.15%   17.36%   142.93%  39.55%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment subadvisor assignment became effective 10/1/96.

                        PORTFOLIO MANAGERS' COMMENTARY:

The Fund's Class A performance for the year-ended October 31, 1998 was 10.55% as compared to the S&P 500 return of 21.99% and the Lipper Equity Income Funds Average return of 9.49% for the same period. Fund performance was helped by portfolio holdings in the telephone services and electric utilities sectors. Strong contributors included SBC Communications, Alltel, and PECO Energy.

The Fund typically tends to display its advantages by cushioning declines during volatile market conditions as occurred in July, August and September. Equity-income funds underperform the S&P 500 in general, during periods of strong market advances that are driven by a small group of large-cap stocks, as has occurred this year.

A continuation of strong economic growth and rising stock prices characterized the better part of the last twelve months. However, in the third quarter the problems in international economies caught up with the United States. As these problems took their toll, U.S. stock prices pulled back sharply in late July and August but a loosening monetary policy resulted in a sharp rebound in stock prices.

We expect the environment next year to be a bit more positive than we have recently experienced. Therefore, we have been reducing our emphasis on defensive sectors of the market. If we see a return to stock market returns that are more in line with historical norms, it could lead to better relative performance for the types of value stocks in which the Fund invests.

                                 BALANCED FUND

INVESTMENT         To provide current income and capital appreciation by
OBJECTIVE:         investing in a balanced portfolio of common stocks, U.S.
                   and foreign government obligations and a variety of corporate fixed-income securities.

SUBADVISOR:        Founders Asset Management LLC

PORTFOLIO          Brian F. Kelly
MANAGER:

INCEPTION DATE:    August 28, 1989#

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                     Average Annual             Cumulative
                                      Total Return             Total Return
Periods Ended October 31,     One    Five    Since   Since#    Since   Since#
1998                          Year  Years  Inception 10/1/96 Inception 10/1/96
S&P 500*                     21.99% 21.29%  16.29%   27.40%   298.86%  65.61%
Lehman Brothers Aggregate
 Bond Index*                  9.32%  7.02%   8.91%    9.88%   118.72%  21.70%
50%/50% Composite*+          15.65% 15.04%  13.09%   18.99%   208.79%  43.65%
Balanced Fund Class A (NAV)  12.42% 11.88%   9.63%   15.06%   132.53%  33.93%
Balanced Fund Class A (net
 of 4.75% sales charge)       7.08% 10.80%   9.05%   12.40%   121.48%  27.23%
Balanced Fund Class B (NAV)  11.71% 11.31%   9.32%   14.33%   126.64%  32.15%
Balanced Fund Class B (net
 of CDSC**)                   6.71% 11.05%   9.32%   12.65%   126.64%  28.15%
Balanced Fund Class C (NAV)  11.68% 11.29%   9.31%   14.32%   126.46%  32.14%
Balanced Fund Class C (net
 of CDSC***)                 10.68% 11.29%   9.31%   14.32%   126.46%  32.14%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment subadvisor assignment became effective 10/1/96.

                        PORTFOLIO MANAGER'S COMMENTARY

The Fund's Class A performance for the year-ended October 31, 1998 was 12.42% as compared to the composite benchmark+ return of 15.65% and the Lipper Balanced Index return of 9.13% for the same period. As market volatility increased, holdings in U.S. government securities and corporate bonds increased to 42.30%, extending the average maturity out several years to increase yields. We reduced equity holdings to 47.65% with 6.01% in cash equivalents. We have maintained a relatively conservative approach for several months based on our concerns about the overall valuation of the market.

At the same time, we increased our positions in the largest and best-performing stocks such as Coca-Cola. Because we believe it's important to maintain breadth and diversity in the portfolio, we also added to our positions in other sectors such as telecoms, publishing and broadcasting, insurance, aerospace and supermarkets. Although market valuations have begun to come down they are still a concern, and it seems to us that investors' continuing "flight to quality" is one of the main factors driving market prices today.

We're keeping an eye on the Asian crisis, the political climate in Washington, and the instability in several economies around the globe, particularly with respect to the long-term impact these issues may have. We think that it is almost inevitable that the problems in Asia will impact companies around the globe, and we see some indications that the U.S. and European economies may be slowing. In a slow or declining equity market such as the one we've been currently experiencing, the fixed-income component of the Fund may help contribute to performance and may protect the overall value of an investment.

+Comprised of 50% of the return of the S&P 500 and 50% of the return of the Lehman Brothers Aggregate Bond Index.

                             STRATEGIC INCOME FUND

INVESTMENT         Seeks to provide a high level of total return consistent
OBJECTIVE:         with the preservation of capital by giving its portfolio
                   manager broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the portfolio manager believes will best contribute to achievement of the portfolio's investment objective.

SUBADVISOR:        Salomon Brothers Asset Management Inc.

PORTFOLIO          Peter Wilby, David Torchia, David J. Scott
MANAGER:

INCEPTION DATE:    November 1, 1993

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                                 Average Annual   Cumulative
                                                  Total Return   Total Return
                                                 One     Since      Since
Periods Ended October 31, 1998                   Year  Inception  Inception
Lehman Brothers Aggregate Bond Index*            9.32%   7.02%      40.38%
Strategic Income Fund Class A (NAV)              0.22%   6.87%      39.41%
Strategic Income Fund Class A (net of 4.75%
 sales charge)                                  -4.54%   5.84%      32.79%
Strategic Income Fund Class B (NAV)             -0.43%   6.23%      35.31%
Strategic Income Fund Class B (net of CDSC**)   -5.43%   5.92%      33.31%
Strategic Income Fund Class C (NAV)             -0.43%   6.23%      35.28%
Strategic Income Fund Class C (net of CDSC***)  -1.43%   6.23%      35.28%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                                     xxiii

                        PORTFOLIO MANAGERS' COMMENTARY

The Fund's Class A performance for the year ending October 31, 1998 was 0.22%. The Fund outperformed the multi-sector fund average as reported by Lipper Analytical Services, Inc. by 118 basis points. For the same period, the investment grade market, as measured by the Lehman Brothers Aggregate Bond Index, returned 9.32% and the Lipper multi-sector funds averaged a return of - 0.96%

Throughout the fiscal year the global bond markets were volatile. The most notable effect was on the emerging market debt sector where spreads to comparable Treasuries widened from about 600 basis points to approximately 1,750 basis points before falling to about 1,100 at fiscal year-end. During the past twelve months, all major credit sensitive spread sectors of the U.S. fixed-income market experienced heightened volatility. Speculation that overseas economic weakness would lead to U.S. economic weakness drove U.S. stocks lower and sparked fears of deterioration in credit quality. Contributing to market instability was an excess supply of new high yield and investment grade corporate bonds issued in the first half of the year. The best performing fixed-income sector for the past twelve months was Treasuries as investors flocked to the relative safety and liquidity of U.S. government securities.

The Fund continues to seek opportunities to upgrade credit quality and move to a more defensive position within the high yield sector. Within the investment grade sector of the Fund, we continued to favor discount and current coupon mortgage-backed securities. These issues performed relatively well even as the mortgage-backed securities (MBS) market lagged by offering more prepayment protection than higher coupon securities.

                         INVESTMENT QUALITY BOND FUND

INVESTMENT         Seeks to provide a high level of current income consistent
OBJECTIVE:         with the maintenance of principal and liquidity by
                   investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

SUBADVISOR:        Wellington Management Company, LLP

PORTFOLIO          Thomas L. Pappas
MANAGER:

INCEPTION DATE:    May 1, 1991

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                                Average Annual      Cumulative
                                                 Total Return      Total Return
                                             One   Five    Since      Since
Periods Ended October 31, 1998               Year  Years Inception  Inception
Lehman Brothers Corporate Bond Index*        7.87% 7.11%   9.25%      94.14%
Lehman Brothers Government Bond Index       11.29% 6.95%   8.70%      86.91%
50%/50% Composite*+                          9.58% 7.05%   8.98%      90.65%
Investment Quality Bond Fund Class A (NAV)   7.63% 5.64%   7.85%      76.36%
Investment Quality Bond Fund Class A (net
 of 4.75% sales charge)                      2.52% 4.61%   7.15%      67.99%
Investment Quality Bond Fund Class B (NAV)   6.93% 5.08%   7.47%      71.80%
Investment Quality Bond Fund Class B (net
 of CDSC**)                                  1.93% 4.75%   7.47%      71.80%
Investment Quality Bond Fund Class C (NAV)   6.93% 5.08%   7.48%      71.80%
Investment Quality Bond Fund Class C (net
 of CDSC***)                                 5.93% 5.08%   7.48%      71.80%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
  + Comprised of 50% of the return of the Lehman Brothers Corporate Bond Index and 50% of the return of the Lehman Brothers Government Bond Index.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

The Fund's Class A performance for the year-ended October 31, 1998 was 7.63% on a net basis as compared to 9.58% for the Composite Index comprised of Lehman Government Bond Index and Lehman Corporate Bond Index, which are indices gross of fees. The Fund has had approximately a 10% exposure to high yield and, because the Lehman High Yield Index had a total return of -0.50% over the same one year period, this impacted the Fund's returns versus that of the benchmark by about 1.0%.

Low inflation and growth prospects helped Treasury yields fall below 6.0%, but from this point Treasuries left other sectors behind rallying another 1.0% or so. Investors searched for safety in a volatile world environment as hedge funds collapsed and some foreign issuers threatened defaults. This triggered a massive "flight to quality." Corporate bonds lagged Treasuries as credit fundamentals weakened in investors' eyes, and with lower rates came increased prepayment risk to the detriment of mortgage prices.

                         NATIONAL MUNICIPAL BOND FUND

INVESTMENT         Seeks to provide a high level of current income which is
OBJECTIVE:         exempt from regular federal income taxes, consistent with
                   the preservation of capital, by investing primarily in a portfolio of municipal obligations. The portfolio will not invest in municipal obligations that are rated below investment grade at the time of purchase.

SUBADVISOR:        Salomon Brothers Asset Management Inc.

PORTFOLIO          Robert Amodeo
MANAGER:

INCEPTION DATE:    July 6, 1993

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                               Average Annual      Cumulative
                                                Total Return      Total Return
                                             One  Five    Since      Since
Periods Ended October 31, 1998              Year  Years Inception  Inception
Lehman Brothers Municipal Bond Index*       8.02% 6.36%   6.65%      41.00%
National Municipal Bond Fund Class A (NAV)  6.04% 5.12%   5.61%      33.72%
National Municipal Bond Fund Class A (net
 of 4.75% sales charge)                     1.00% 4.10%   4.65%      27.37%
National Municipal Bond Fund Class B (NAV)  5.15% 4.33%   4.86%      28.75%
National Municipal Bond Fund Class B (net
 of CDSC**)                                 0.15% 3.99%   4.71%      27.75%
National Municipal Bond Fund Class C (NAV)  5.15% 4.33%   4.86%      28.75%
National Municipal Bond Fund Class C (net
 of CDSC***)                                4.15% 4.33%   4.86%      28.75%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                                     xxvii

                        PORTFOLIO MANAGER'S COMMENTARY

The Fund's Class A performance for the year-ended October 31, 1998 was 6.04% as compared to the Lehman Brothers Municipal Bond Index return of 8.02% for the same period. For the fiscal year, the Lipper General Municipal Fund averaged a return of 7.12%. Fixed income prices fluctuated during the twelve months ended October 31, 1998 as the focus of the market shifted between domestic economic growth and international concerns. Municipal bonds posted positive returns during the year, yet failed to keep pace with advances in Treasuries.

Global investors flocked to U.S. Treasury securities in their effort to seek a safe haven investment away from the turmoil in Asia. As the year progressed, domestic investors shifted their attention to a strong U.S. economy. There were concerns that a strong U.S. economy coupled with tight labor markets would produce higher domestic inflation. Those concerns proved inaccurate as the Federal Reserve lowered its short-term lending rate citing lingering signs of unusual strains in the financial markets.

State and local governments took advantage of a relatively low nominal interest rate environment during the year by issuing almost $277 billion of debt. Municipal new issue supply is approximately 29% higher than the similar period last year. The abundance of new issue supply caused municipals to be undervalued relative to Treasuries. Strong demand from property and casualty insurance companies, corporations and mutual funds helped absorb the supply.

Market activity is likely to continue to be dictated more by global events and less from market fundamentals. Municipals are expected to be in a narrower trading range than Treasuries and remain attractive on a taxable equivalent basis.

                                    xxviii

                        U.S. GOVERNMENT SECURITIES FUND

INVESTMENT         Seeks to provide a high level of current income consistent
OBJECTIVE:         with preservation of capital and maintenance of liquidity
                   by investing in securities issued or guaranteed by the U.S.
                   Government, its agencies, or intrumentalities.

SUBADVISOR:        Salomon Brothers Asset Management Inc.

PORTFOLIO          Roger Lavan
MANAGER:

INCEPTION DATE:    August 28, 1989#

         CHANGE IN VALUE OF 410,000 INVESTMENT AND COMPARATIVE INDICES

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


                               PERFORMANCE TABLE

                                    Average Annual             Cumulative
                                     Total Return             Total Return
Periods Ended October 31,    One  Five    Since    Since#    Since    Since#
1998                        Year  Years Inception 12/31/91 Inception 12/31/91
Merrill Lynch 1-10 Year
 Government Index*          9.81% 6.48%   8.17%    6.97%    105.37%   58.47%
U.S. Government Securities
 Fund Class A (NAV)         7.41% 6.01%   7.52%    6.69%     94.59%   56.25%
U.S. Government Securities
 Fund Class A
 (net of 4.75% sales
 charge)                    2.31% 4.98%   6.95%    5.94%     85.34%   48.82%
U.S. Government Securities
 Fund Class B (NAV)         6.60% 5.37%   7.17%    6.23%     88.84%   51.63%
U.S. Government Securities
 Fund Class B
 (net of CDSC**)            1.60% 5.05%   7.17%    6.23%     88.84%   51.63%
U.S. Government Securities
 Fund Class C (NAV)         6.60% 5.37%   7.17%    6.23%     88.84%   51.63%
U.S. Government Securities
 Fund Class C
 (net of CDSC***)           5.60% 5.37%   7.17%    6.23%     88.84%   51.63%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment subadvisor assignment became effective 12/31/91.

                        PORTFOLIO MANAGER'S COMMENTARY

The Fund's Class A performance for the year-ended October 31, 1998 was 7.41%. The Fund outperformed the GNMA Fund average, as reported by Lipper Analytical Services, Inc., by 64 basis points making it the 7th best performing fund in its category. For the fiscal year, the Merrill Lynch 1-10 Year Government Index returned 9.81% and the Lipper GNMA Fund averaged a return of 6.77%.

We believed Asia's economic woes would slow economic growth in the U.S. causing interest rates to move modestly lower, thereby pushing bond prices higher during 1998. As a result, we moved the Fund into a slightly long duration barbelled position while overweighting discount mortgage securities. We held this position until mid-August when it became apparent that the global economy would slow considerably in 1999 and the Federal Reserve would preemptively ease monetary policy. We reduced the Fund's barbell position by swapping long maturity Treasuries and mortgages into 5-year Treasuries. The 5-year area of the Treasury curve generally performs best just prior to a Fed easing cycle. To maintain duration, we sold mortgage securities trading above par and bought discount pass-throughs.

We expect that over time agencies, debentures, and mortgages will recapture a substantial amount of the relative performance they lost during the last two months. We believe financial market volatility will remain high as market psychology fluctuates between pessimism and euphoria regarding the outlook for the U.S. economy. We expect that the economy will slow to sub-par growth rates in early 1999 resulting in more easing by the Federal Reserve.

Report of Independent Accountants
--------------------------------------------------------------------------------



To the Trustees and Shareholders of North American Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of North American Funds (comprising, the International Small Cap, International Growth and Income, Global Equity, Emerging Growth, Small/Mid Cap, Growth Equity, Tax-Sensitive Equity, Growth and Income, Equity-Income, Balanced, Strategic Income, Investment Quality Bond, National Municipal Bond, U.S. Government Securities and Money Market Funds, hereafter referred to as the "Funds") at October 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 1998

NORTH AMERICAN FUNDS
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                    International     International      Global
                                                                      Small Cap     Growth and Income    Equity
                                                                        Fund          Income Fund         Fund
                                                                   ---------------  ------------------ ------------
ASSETS:
-------
Investments in securities, at value* (Includes a repurchase
     agreement of $2,436,000 in International Small Cap)
     (See accompanying Portfolio of Investments) ...............     $17,060,214      $27,604,181     $123,593,057
Receivable for forward foreign currency contracts to sell
     (Notes 2 and 7) ...........................................             ---        5,934,966        7,753,825
Forward foreign currency contracts to buy, at value (Cost:
     $3,990,397 in International Growth and Income and
     $5,893,300 in Global Equity) (Notes 2 and 7) ..............             ---        4,187,469        5,843,950
Cash ...........................................................             554               28              802
Foreign currency (Cost: $68,401 in International Small Cap and
     $386,319 in International Growth and Income) (Note 2) .....          68,359          387,288              ---
Deferred organization costs ....................................             ---              ---              ---
Receivables:
        Investments sold .......................................          25,779          153,494        1,514,402
        Fund shares sold .......................................           2,129            8,734            8,969
        Dividends ..............................................           4,875           46,633          169,904
        Interest ...............................................           3,595              752              917
        Foreign tax withholding reclaims .......................           5,569           28,134           68,816
        From adviser (Note 5) ..................................          18,100           11,234              ---
Other assets ...................................................          24,941           11,097           16,341
                                                                   -------------    -------------    -------------
               Total assets ....................................      17,214,115       38,374,010      138,970,983
                                                                   -------------    -------------    -------------

LIABILITIES:
------------
Forward foreign currency contracts to sell, at value
     (Cost: $5,934,966 in International Growth and Income and
     $7,753,825 in Global Equity) (Notes 2 and 7) ..............             ---        6,300,872        7,931,075
Collateral on securities loaned, at value ......................       1,714,449        2,041,974        5,066,001
Payables:
        Forward foreign currency contracts to buy
            (Notes 2 and 7) ....................................             ---        3,990,397        5,893,300
        Investments purchased ..................................             ---          203,334          488,588
        Fund shares redeemed ...................................           6,851            9,686          220,150
        Dividend and interest withholding tax ..................             768            4,191           14,867
        Investment adviser .....................................          13,018           18,701          105,036
        Custodian and transfer agent fees ......................           9,329           16,599           46,506
        Distribution fee .......................................           6,192           10,982           29,411
        Other accrued expenses .................................           9,979           18,184           59,853
                                                                   -------------    -------------    -------------
               Total liabilities ...............................       1,760,586       12,614,920       19,854,787
                                                                   -------------    -------------    -------------
NET ASSETS .....................................................     $15,453,529      $25,759,090     $119,116,196
                                                                   =============    =============    =============
NET ASSETS CONSIST OF:
----------------------
        Undistributed net investment income/(loss) (Note 2) ....             ---         $165,398         $226,601
        Accumulated undistributed net realized gain (loss) on
               investments, foreign currency and forward foreign
               currency contracts ..............................        (663,159)        (177,349)       8,756,432
        Unrealized appreciation (depreciation) on:
               Investments .....................................       1,538,858         (633,842)      18,835,914
               Foreign currency and forward foreign currency
                  contracts ....................................             137         (164,886)        (220,476)
        Capital shares at par value of $.001 (Note 3) ..........           1,129            2,634            7,300
        Additional paid-in capital .............................      14,576,564       26,567,135       91,510,425
                                                                   -------------    -------------    -------------
               Net assets ......................................     $15,453,529      $25,759,090     $119,116,196
                                                                    ============    =============    =============
*Investments in securities, at identified cost (Note 2) ........     $15,521,356      $28,238,023     $104,757,143
                                                                    ============    =============    =============

                                                                      Emerging         Small/Mid
                                                                       Growth             Cap
                                                                        Fund             Fund
                                                                   -------------    -------------
ASSETS:
-------
Investments in securities, at value* (Includes a repurchase
     agreement of $2,436,000 in International Small Cap)
     (See accompanying Portfolio of Investments) ...............        $641,861      $44,608,415
Receivable for forward foreign currency contracts to sell
     (Notes 2 and 7) ...........................................             ---              ---
Forward foreign currency contracts to buy, at value (Cost:
     $3,990,397 in International Growth and Income and
     $5,893,300 in Global Equity) (Notes 2 and 7) ..............             ---              ---
Cash ...........................................................           8,631              ---
Foreign currency (Cost: $68,401 in International Small Cap and
     $386,319 in International Growth and Income) (Note 2) .....             ---              ---
Deferred organization costs ....................................          27,423              ---
Receivables:
        Investments sold .......................................          11,010          305,636
        Fund shares sold .......................................              43           78,644
        Dividends ..............................................              10            5,402
        Interest ...............................................              97            2,789
        Foreign tax withholding reclaims .......................             ---              ---
        From adviser (Note 5) ..................................          10,034           19,464
Other assets ...................................................           4,606              119
                                                                   -------------    -------------
               Total assets ....................................         703,715       45,020,469
                                                                   -------------    -------------

LIABILITIES:
------------
Forward foreign currency contracts to sell, at value
     (Cost: $5,934,966 in International Growth and Income and
     $7,753,825 in Global Equity) (Notes 2 and 7) ..............             ---              ---
Collateral on securities loaned, at value ......................             ---        8,837,965
Payables:
        Forward foreign currency contracts to buy
            (Notes 2 and 7) ....................................             ---              ---
        Investments purchased ..................................          23,426        1,115,047
        Fund shares redeemed ...................................             120              ---
        Dividend and interest withholding tax ..................             ---              ---
        Investment adviser .....................................          27,823           25,092
        Custodian and transfer agent fees ......................           4,745           15,524
        Distribution fee .......................................             417           13,077
        Other accrued expenses .................................             ---            6,144
                                                                   -------------    -------------
               Total liabilities ...............................          56,531       10,012,849
                                                                   -------------    -------------
NET ASSETS .....................................................        $647,184      $35,007,620
                                                                   =============    =============
NET ASSETS CONSIST OF:
----------------------
        Undistributed net investment income/(loss) (Note 2).....             ---              ---
        Accumulated undistributed net realized gain (loss) on
               investments, foreign currency and forward foreign
               currency contracts ..............................         (39,152)       3,118,172
        Unrealized appreciation (depreciation) on:
               Investments .....................................         (61,247)       2,199,857
               Foreign currency and forward foreign currency
                  contracts ....................................             ---              ---
        Capital shares at par value of $.001 (Note 3) ..........              73            2,213
        Additional paid-in capital .............................         747,510       29,687,378
                                                                   -------------    -------------
               Net assets ......................................        $647,184      $35,007,620
                                                                   =============    =============
*Investments in securities, at identified cost (Note 2) ........        $703,108      $42,408,558
                                                                   =============    =============



   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENT OF ASSETS AND LIABILITIES continued - OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                 International  International    Global       Emerging     Small/Mid
                                                                   Small Cap    Growth and       Equity        Growth         Cap
                                                                     Fund       Income Fund      Fund          Fund
                                                                 -----------    -----------   -----------   -----------   ----------

NET ASSET VALUES:
-----------------

Class A Shares
  Net assets at value ........................................    $2,172,917    $3,768,893   $31,055,209      $146,261    $4,814,272

  Shares outstanding .........................................       156,260       383,345     1,890,437        16,478       299,206


Net asset value (NAV) and redemption price per share .........        $13.91         $9.83        $16.43         $8.88        $16.09
                                                                      ------         -----        ------         -----        ------

Public offering price per share (100/95.25 of NAV)
  On sales of $100,000 or more the offering price is
   reduced ...................................................        $14.60        $10.32        $17.25         $9.32        $16.89
                                                                      ------        ------        ------         -----        ------


Class B Shares
  Net assets at value ........................................    $7,085,748   $14,029,753   $30,287,406      $262,870   $13,972,362
  Shares outstanding .........................................       518,840     1,436,189     1,864,538        29,770       886,278

Net asset value, offering price and redemption price per
  share ......................................................         13.66         $9.77        $16.24         $8.83        $15.77
                                                                       -----         -----        ------         -----        ------



Class C Shares
  Net assets at value ........................................    $6,194,864    $7,960,444   $57,773,581      $238,053   $16,220,986
  Shares outstanding .........................................       453,522       814,454     3,544,699        26,917     1,027,604

Net asset value, offering price and redemption price
  per share ..................................................        $13.66         $9.77        $16.30         $8.84        $15.79
                                                                      ------         -----        ------         -----        ------



    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENT OF ASSETS AND LIABILITIES continued - OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       Growth        Tax-Sensitive    Growth and
                                                                       Equity           Equity          Income
                                                                        Fund             Fund            Fund
                                                                   -------------   -------------    -------------
ASSETS:
-------
Investments in securities, at value* (See accompanying
     Portfolio of Investments) .................................     $31,361,172     $10,370,103     $246,906,581
Cash ...........................................................             805             271              497
Foreign currency (Cost: $1,818 in Growth and Income, $20,352 in
Equity-Income, and $3,906 in Balanced) (Note 2) ................             ---             ---            1,652
Deferred organization costs ....................................             ---          27,319              ---
Receivables:
        Investments sold .......................................         287,949             ---              ---
        Fund shares sold .......................................           4,794          34,251          144,458
        Dividends ..............................................          15,911           7,758          291,589
        Interest ...............................................             550              62            1,218
        Foreign tax withholding reclaims .......................             110             ---              ---
        From adviser (Note 5) ..................................          17,553          10,440              ---
Other assets ...................................................          11,468           3,186            7,916
                                                                   -------------   -------------    -------------
               Total assets ....................................      31,700,312      10,453,390      247,353,911
                                                                   =============    ============     ============
LIABILITIES:
------------
Collateral on securities loaned, at value ......................       2,790,550             ---        5,218,468
Payables:
        Investments purchased ..................................         302,728          58,762          592,246
        Fund shares redeemed ...................................           4,948          16,805          243,616
        Dividend and interest withholding tax ..................              58             208            2,143
        Investment adviser .....................................          20,048          33,610          144,525
        Custodian and transfer agent fees ......................          11,235           4,700           54,332
        Distribution fee .......................................          11,227           4,931           70,780
        Other accrued expenses .................................          16,156             ---          143,684
                                                                   -------------   -------------    -------------
               Total liabilities ...............................       3,156,950         119,016        6,469,794
                                                                   =============   =============    =============
NET ASSETS .....................................................     $28,543,362     $10,334,374     $240,884,117
                                                                   =============   =============    =============

NET ASSETS CONSIST OF:
----------------------
        Undistributed net investment income/(loss) (Note 2).....             ---             ---              ---
        Accumulated undistributed net realized gain (loss) on
               investments, foreign currency and forward foreign
               currency contracts ..............................      $1,902,490       ($754,965)       9,274,277
        Unrealized appreciation (depreciation) on:
               Investments .....................................       3,456,663        (782,878)      81,614,857
               Foreign currency and forward foreign currency
                  contracts ....................................               5             ---             (165)
        Capital shares at par value of $.001 (Note 3) ..........           1,632           1,142            9,994
        Additional paid-in capital .............................      23,182,572      11,871,075      149,985,154
                                                                   -------------   -------------    -------------
               Net assets ......................................     $28,543,362     $10,334,374     $240,884,117
                                                                   =============   =============    =============
*Investments in securities, at identified cost (Note 2) ........     $27,904,509     $11,152,981     $165,291,724
                                                                   =============   =============    =============


                                                                     Equity-
                                                                     Income            Balanced
                                                                      Fund               Fund
                                                                   -------------    -------------
ASSETS:
-------
Investments in securities, at value* (See accompanying
     Portfolio of Investments) .................................    $179,873,176     $104,946,968
Cash ...........................................................             526              830
Foreign currency (Cost: $1,818 in Growth and Income, $20,352 in
Equity-Income, and $3,906 in Balanced) (Note 2) ................          20,186            4,216
Deferred organization costs ....................................             ---              ---
Receivables:
        Investments sold .......................................         165,159           39,035
        Fund shares sold .......................................          33,151            9,205
        Dividends ..............................................         275,835           57,111
        Interest ...............................................          14,138          777,953
        Foreign tax withholding reclaims .......................             491            6,750
        From adviser (Note 5) ..................................             ---            2,730
Other assets ...................................................          10,605           11,570
                                                                   -------------    -------------
               Total assets ....................................     180,393,267      105,856,368
                                                                   -------------    -------------

LIABILITIES:
------------
Collateral on securities loaned, at value ......................       8,029,487        6,307,425
Payables:
        Investments purchased ..................................          71,515          874,440
        Fund shares redeemed ...................................         327,865          104,073
        Dividend and interest withholding tax ..................           1,949            1,520
        Investment adviser .....................................         116,975           61,126
        Custodian and transfer agent fees ......................          50,982           29,003
        Distribution fee .......................................          40,915           19,859
        Other accrued expenses .................................         152,021           66,264
                                                                   -------------    -------------
               Total liabilities ...............................       8,791,709        7,463,710
                                                                   -------------    -------------
NET ASSETS .....................................................    $171,601,558      $98,392,658
                                                                   =============    =============
NET ASSETS CONSIST OF:
----------------------
        Undistributed net investment income/(loss) (Note 2).....      $1,532,483       $1,153,058
        Accumulated undistributed net realized gain (loss) on
               investments, foreign currency and forward foreign
               currency contracts ..............................      10,649,150        6,715,726
        Unrealized appreciation (depreciation) on:
               Investments .....................................      27,084,133        7,493,022
               Foreign currency and forward foreign currency
                  contracts ....................................            (101)             787
        Capital shares at par value of $.001 (Note 3) ..........           9,790            8,555
        Additional paid-in capital .............................     132,326,103       83,021,510
                                                                   -------------    -------------
               Net assets ......................................    $171,601,558      $98,392,658
                                                                   =============    =============
*Investments in securities, at identified cost (Note 2) ........    $152,789,043      $97,453,946
                                                                   =============    =============


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENT OF ASSETS AND LIABILITIES continued - OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                     Growth     Tax-Sensitive    Growth and
                                                                     Equity         Equity         Income
                                                                      Fund           Fund           Fund
                                                                 ------------   ------------   ------------
NET ASSET VALUES:
-----------------
Class A Shares
  Net assets at value ........................................     $3,919,360     $4,149,001    $42,915,576
  Shares outstanding .........................................        221,016        457,677      1,768,820

Net asset value (NAV) and redemption price per share .........         $17.73          $9.07         $24.26
                                                                       ======          =====         ======
Public offering price per share (100/95.25 of NAV)
  On sales of $100,000 or more the offering price is reduced .         $18.62          $9.52         $25.47
                                                                       ------          =====         ======

Class B Shares
  Net assets at value ........................................    $11,659,136     $2,899,761    $75,573,750
  Shares outstanding .........................................        667,816        320,781      3,147,669

Net asset value, offering price and
  redemption price per share  ................................         $17.46          $9.04         $24.01
                                                                       ======          =====         ======

Class C Shares
  Net assets at value ........................................    $12,964,866     $3,285,612   $122,394,791
  Shares outstanding .........................................        743,321        363,463      5,077,797

Net asset value, offering price and redemption price per share         $17.44          $9.04         $24.10
                                                                       ======          =====         ======


                                                                    Equity-
                                                                    Income         Balanced
                                                                     Fund            Fund
                                                                 ------------   ------------
NET ASSET VALUES:
-----------------
Class A Shares
  Net assets at value ........................................    $36,661,403    $14,415,126
  Shares outstanding .........................................      2,078,879      1,255,832

Net asset value (NAV) and redemption price per share .........         $17.64         $11.48
                                                                       ======         ======
Public offering price per share (100/95.25 of NAV)
  On sales of $100,000 or more the offering price is
   reduced ...................................................         $18.51         $12.05
                                                                       ======         ------
Class B Shares
  Net assets at value ........................................    $38,953,999    $18,928,683
  Shares outstanding .........................................      2,234,764      1,661,049

Net asset value, offering price and redemption price
  per share ..................................................         $17.43         $11.40
                                                                       ======         ======

Class C Shares
  Net assets at value ........................................    $95,986,156    $65,048,849
  Shares outstanding .........................................      5,476,787      5,637,622

Net asset value, offering price and redemption price per share         $17.53         $11.54
                                                                      =======         ======


    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENT OF ASSETS AND LIABILITIES continued - OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                      Investment         National
                                                                      Strategic        Quality           Municipal
                                                                       Income           Bond               Bond
                                                                        Fund            Fund               Fund
                                                                   -------------    -------------    -------------
ASSETS:
-------
Investments in securities, at value* (Includes repurchase
     agreements of $17,883,000 in U.S. Government Securities)
     (See accompanying Portfolio of Investments) ...............     $98,793,131      $20,918,377      $15,907,552
Receivable for forward foreign currency contracts to sell
     (Notes 2 and 7) ...........................................      11,161,258              ---              ---
Forward foreign currency contracts to buy, at value (Cost:
     $7,452,011 in Strategic Income) (Notes 2 and 7) ...........       7,370,030              ---              ---
Cash ...........................................................          67,723              315           92,546
Foreign currency (Cost: $343 in Strategic Income) (Note 5) .....             347              ---              ---
Receivables:
        Investments sold .......................................       1,257,447          109,335              ---
        Fund shares sold .......................................           2,782           12,959              ---
        Dividends ..............................................             867              ---              ---
        Interest ...............................................       1,603,588          290,482          250,619
        From adviser (Note 5) ..................................           3,708           18,568           17,618
Other assets ...................................................          14,247           12,545           13,200
                                                                   -------------    -------------    -------------
               Total assets ....................................     120,275,128       21,362,581       16,281,535
                                                                   -------------    -------------    -------------

LIABILITIES:
------------
Forward foreign currency contracts to sell, at value
   (Cost: $11,161,258 in Strategic Income) (Notes 2 and 7) .....      11,359,444              ---              ---
Collateral on securities loaned, at value ......................      10,858,710        3,429,644              ---
Payables:
        Forward foreign currency contracts to buy
            (Notes 2 and 7) ....................................       7,452,011              ---              ---
        Investments purchased ..................................      12,063,335          645,904              ---
        Fund shares redeemed ...................................         172,238          119,353               85
        Dividends ..............................................         160,050           31,553           22,153
        Dividend and interest withholding tax ..................           8,711              ---              ---
        Investment adviser .....................................          49,073            8,724            8,316
        Custodian and transfer agent fees ......................          25,648            9,836            5,923
        Distribution fee .......................................          31,525            5,111            4,934
        Other accrued expenses .................................          50,879            6,226              394
                                                                   -------------    -------------    -------------
               Total liabilities ...............................      42,231,624        4,256,351           41,805
                                                                   -------------    -------------     ------------
NET ASSETS .....................................................     $78,043,504      $17,106,230      $16,239,730
                                                                   =============    =============    =============
NET ASSETS CONSIST OF:
---------------------
        Undistributed net investment income/(loss) (Note 2).....        $196,179          $11,637            ($263)
        Accumulated undistributed net realized gain (loss) on
               investments, foreign currency and forward foreign
               currency contracts ..............................        (208,578)        (370,164)         (24,157)
        Unrealized appreciation (depreciation) on:
               Investments .....................................      (3,926,550)         420,438        1,024,196
               Foreign currency and forward foreign currency
                  contracts ....................................        (259,717)             ---              ---
        Capital shares at par value of $.001 (Note 3) ..........           8,680            1,610            1,589
        Additional paid-in capital .............................      82,233,490       17,042,709       15,238,365
                                                                   -------------    -------------    -------------
               Net assets ......................................     $78,043,504      $17,106,230      $16,239,730
                                                                   =============    =============    =============

*Investments in securities, at identified cost (Note 2) ........    $102,719,681      $20,497,939      $14,883,356
                                                                   =============    =============    =============


                                                                       U.S.
                                                                     Government         Money
                                                                     Securities         Market
                                                                       Fund              Fund
                                                                   -------------    -------------
ASSETS:
Investments in securities, at value* (Includes repurchase
     agreements of $17,883,000 in U.S. Government Securities)
     (See accompanying Portfolio of Investments) ...............    $117,149,407      $24,412,022
Receivable for forward foreign currency contracts to sell
     (Notes 2 and 7) ...........................................             ---              ---
Forward foreign currency contracts to buy, at value (Cost:
     $7,452,011 in Strategic Income) (Notes 2 and 7) ...........             ---              ---
Cash ...........................................................             976              290
Foreign currency (Cost: $343 in Strategic Income) (Note 5) .....             ---              ---
Receivables:
        Investments sold .......................................          28,195              ---
        Fund shares sold .......................................          75,007           17,975
        Dividends ..............................................             ---              ---
        Interest ...............................................         640,062           85,591
        From adviser (Note 5) ..................................          10,858           28,401
Other assets ...................................................          11,849           16,584
                                                                   -------------    -------------
               Total assets ....................................     117,916,354       24,560,863
                                                                   -------------    -------------

LIABILITIES:
------------
Forward foreign currency contracts to sell, at value
   (Cost: $11,161,258 in Strategic Income) (Notes 2 and 7) .....             ---              ---
Collateral on securities loaned, at value ......................      11,444,965              ---
Payables:
        Forward foreign currency contracts to buy
            (Notes 2 and 7) ....................................             ---              ---
        Investments purchased ..................................      25,815,416              ---
        Fund shares redeemed ...................................         161,924           78,993
        Dividends ..............................................         225,961            8,116
        Dividend and interest withholding tax ..................             ---              ---
        Investment adviser .....................................           7,875            4,174
        Custodian and transfer agent fees ......................          27,218           11,853
        Distribution fee .......................................          18,159              ---
        Other accrued expenses .................................          32,455            6,515
                                                                   -------------    -------------
               Total liabilities ...............................      37,733,973          109,651
                                                                   -------------    -------------
NET ASSETS .....................................................     $80,182,381      $24,451,212
                                                                   =============    =============

NET ASSETS CONSIST OF:
----------------------
        Undistributed net investment income/(loss) (Note 2) ....       ($229,251)          $2,858
        Accumulated undistributed net realized gain (loss) on
               investments, foreign currency and forward foreign
               currency contracts ..............................      (1,062,756)          (2,858)
        Unrealized appreciation (depreciation) on:
               Investments .....................................       1,380,419              ---
               Foreign currency and forward foreign currency
                  contracts ....................................             ---              ---
        Capital shares at par value of $.001 (Note 3) ..........           7,958           24,451
        Additional paid-in capital .............................      80,086,011       24,426,761
                                                                   -------------    -------------
               Net assets ......................................     $80,182,381      $24,451,212
                                                                   =============    =============
*Investments in securities, at identified cost (Note 2) ........    $115,768,988      $24,412,022
                                                                   =============    =============


    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENT OF ASSETS AND LIABILITIES continued - OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                Investment    National       U. S.
                                                                   Strategic     Quality      Municipal    Government      Money
                                                                    Income         Bond         Bond       Securities      Market
                                                                     Fund          Fund         Fund          Fund         Fund
                                                                 -----------   -----------   -----------   -----------   -----------

NET ASSET VALUES:
-----------------
Class A Shares
  Net assets at value ........................................   $15,296,301    $6,729,503    $5,819,638   $49,624,332   $10,295,344
  Shares outstanding .........................................     1,701,232       632,860       569,289     4,924,835    10,296,058
Net asset value (NAV) and redemption price per share .........         $8.99        $10.63        $10.22        $10.08         $1.00
                                                                       -----        ------        ------        ------         -----

Public offering price per share (100/95.25 of NAV)
  On sales of $100,000 or more the offering price is
  reduced ...................................................          $9.44        $11.16        $10.73        $10.58
                                                                       -----        ------        ------        ------
Class B Shares
  Net assets at value ........................................   $29,209,869    $4,844,766    $5,272,626   $17,850,236    $5,918,916
  Shares outstanding .........................................     3,248,736       456,154       515,858     1,772,145     5,919,145
Net asset value, offering price and redemption
  price per share.............................................         $8.99        $10.62        $10.22        $10.07         $1.00
                                                                       -----        ------        ------        ------         -----
Class C Shares
  Net assets at value ........................................   $33,537,334    $5,531,961    $5,147,466   $12,707,813    $8,236,952
  Shares outstanding .........................................     3,730,001       520,861       503,623     1,261,527     8,237,403
Net asset value, offering price and redemption price
  per share ..................................................         $8.99        $10.62        $10.22        $10.07         $1.00
                                                                       -----        ------        ------        ------         -----

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                   International  International     Global
                                                                     Small Cap     Growth and       Equity
                                                                       Fund        Income Fund       Fund
                                                                  ------------    ------------    ------------
INVESTMENT INCOME:
------------------

     Interest .................................................   $    158,880    $    118,984    $     42,356
     Dividends (Net of withholding tax of $17,748 in
        International  Small Cap, $64,055 in International
        Growth and Income, and $195,264 in Global Equity) .....        146,668         515,408       2,338,347
                                                                  ------------    ------------    ------------

            Total income ......................................        305,548         634,392       2,380,703
                                                                  ------------    ------------    ------------

EXPENSES:
---------

     Distribution for Class A .................................          9,179          15,214         115,553
     Distribution for Class B .................................         76,249         157,054         339,910
     Distribution for Class C .................................         70,469          86,017         623,791
     Investment adviser fee (Note 5) ..........................        181,592         257,885       1,164,468
     Custodian fee ............................................         36,000          25,972         112,961
     Transfer agent fee .......................................         44,898          68,183         205,154
     Accounting/administration ................................         27,027          44,659         200,695
     Audit and legal fees .....................................          7,051           8,761          43,560
     Amortization of organization costs .......................             --              --              --
     Miscellaneous ............................................         28,284          30,301          84,566
                                                                  ------------    ------------    ------------
     Expenses before reimbursement by investment  adviser .....        480,749         694,046       2,890,658

     Reimbursement of expenses by investment adviser (Note 5) .         56,791          34,607              --
                                                                  ------------    ------------    ------------

                    Net expenses ..............................        423,958         659,439       2,890,658
                                                                  ------------    ------------    ------------

                    Net  investment income/(loss) .............       (118,410)        (25,047)       (509,955)
                                                                  ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
--------------------------------------
   INVESTMENTS, FOREIGN CURRENCY AND FORWARD
   -----------------------------------------
   FOREIGN CURRENCY CONTRACTS
   --------------------------

     Net realized gain (loss) on:
        Investment transactions ...............................        (75,711)         33,515       9,400,371
        Foreign currency and forward foreign currency contracts        (22,378)        129,326         845,669

     Change in unrealized appreciation (depreciation) on:
        Investments ...........................................        236,882         405,513         975,938
        Translation of foreign currency and forward foreign
         currency  contracts...................................          3,020        (374,342)       (700,564)
                                                                  ------------    ------------    ------------

                    Net gain/(loss) on investments, foreign
                    currency and forward foreign currency
                    contracts..................................        141,813         194,012      10,521,414
                                                                  ------------    ------------    ------------

Net increase/(decrease) in net assets resulting from
   operations .................................................   $     23,403    $    168,965    $ 10,011,459
                                                                  ============    ============    ============


                                                                     Emerging       Small/Mid
                                                                      Growth           Cap
                                                                      Fund *          Fund
                                                                  ------------    ------------
INVESTMENT INCOME:
-----------------
     Interest .................................................   $      1,746    $    134,702
     Dividends (Net of withholding tax of $17,748 in
        International  Small Cap, $64,055 in International
        Growth and Income, and $195,264 in Global Equity) .....            314         126,477
                                                                  ------------    ------------

            Total income ......................................          2,060         261,179
                                                                  ------------    ------------

EXPENSES:
--------
     Distribution for Class A .................................            376          17,228
     Distribution for Class B .................................            952         137,602
     Distribution for Class C .................................          1,162         152,016
     Investment adviser fee (Note 5) ..........................          3,034         313,427
     Custodian fee ............................................         29,926          36,000
     Transfer agent fee .......................................          7,218          85,509
     Accounting/administration ................................            451          52,159
     Audit and legal fees .....................................             84          13,223
     Amortization of organization costs .......................          5,485              --
     Miscellaneous ............................................          2,374          36,509
                                                                  ------------    ------------
     Expenses before reimbursement by investment adviser ......         51,062         843,673

     Reimbursement of expenses by investment adviser (Note 5) .         44,262          87,864
                                                                  ------------    ------------

                    Net expenses ..............................          6,800         755,809
                                                                  ------------    ------------

                    Net  investment income/(loss) .............         (4,740)       (494,630)
                                                                  ------------    ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS, FOREIGN CURRENCY AND FORWARD
   FOREIGN CURRENCY CONTRACTS

     Net realized gain (loss) on:
        Investment transactions ...............................        (39,152)      3,617,101
        Foreign currency and forward foreign currency contracts            ---             ---

     Change in unrealized appreciation (depreciation) on:
        Investments ...........................................        (61,247)     (1,868,388)
        Translation of foreign currency and forward foreign
         currency  contracts...................................            ---             ---
                                                                  ------------    ------------

                    Net gain/(loss) on investments, foreign
                    currency and forward foreign currency
                    contracts..................................       (100,399)      1,748,713
                                                                  ------------    ------------

Net increase/(decrease) in net assets resulting from
   operations .................................................   ($   105,139)   $  1,254,083
                                                                  ============    ============

* For the period from January 6, 1998 (Commencement of Operations) through October 31, 1998.



    The accompanying notes are an integral part of the financial statements.

                                                                           Growth     Tax-Sensitive        Growth
                                                                           Equity         Equity          and Income
                                                                            Fund          Fund *            Fund
                                                                       ------------    ------------    ------------
INVESTMENT INCOME:
------------------

     Interest ......................................................   $    114,426    $     10,614    $    249,375
     Dividends (Net of withholding tax of $1,784 in Growth Equity,
     $346 in Tax-Sensitive Equity, $21,412 in Growth and Income,
     $27,386 in Equity-Income, and $39,168 in Balanced).............        236,106          46,227       3,511,442
                                                                       ------------    ------------    ------------

            Total income ...........................................        350,532          56,841       3,760,817
                                                                       ------------    ------------    ------------

EXPENSES:
---------

     Distribution for Class A ......................................         13,259           6,985         146,284
     Distribution for Class B ......................................        109,342          12,691         688,475
     Distribution for Class C ......................................        137,168           8,857       1,137,868
     Investment adviser fee (Note 5) ...............................        255,953          35,280       1,527,239
     Custodian fee .................................................         36,000          29,926          93,772
     Transfer agent fee ............................................         63,373           9,969         304,950
     Accounting/administration .....................................         43,869           5,523         341,295
     Audit and legal fees ..........................................         11,210             823          82,714
     Amortization of organization costs ............................             --           5,464              --
     Miscellaneous .................................................         32,637           5,085         115,156
                                                                       ------------    ------------    ------------
     Expenses before reimbursement by investment  adviser ..........        702,811         120,603       4,437,753

     Reimbursement of expenses by investment adviser (Note 5) ......         73,294          40,187         243,058
                                                                       ------------    ------------    ------------

                    Net expenses ...................................        629,517          80,416       4,194,695
                                                                       ------------    ------------    ------------

                     Net investment income/(loss) ..................       (278,985)        (23,575)       (433,878)
                                                                       ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
--------------------------------------
   INVESTMENTS, FOREIGN CURRENCY AND FORWARD
   -----------------------------------------
   FOREIGN CURRENCY CONTRACTS:
   ---------------------------

     Net realized gain (loss) on:
        Investment transactions ....................................      2,221,648        (754,965)      9,720,012
        Foreign currency and forward foreign currency contracts ....            679             ---             ---
     Change in unrealized appreciation (depreciation) on:
        Investments ................................................      1,275,786        (782,878)     28,812,377
        Translation of foreign currency and forward foreign
         currency contracts ........................................           (269)            ---              53
                                                                       ------------    ------------    ------------

                    Net gain/(loss) on investments, foreign currency
                       and forward foreign currency contracts             3,497,844      (1,537,843)     38,532,442
                                                                       ------------    ------------    ------------

Net increase/(decrease) in net assets resulting from
   operations ......................................................   $  3,218,859    ($ 1,561,418)   $ 38,098,564
                                                                       ============    ============    ============


                                                                         Equity-
                                                                          Income         Balanced
                                                                           Fund            Fund
                                                                       ------------    ------------
INVESTMENT INCOME:
------------------

     Interest ......................................................   $    650,052    $  2,377,179
     Dividends (Net of withholding tax of $1,784 in Growth Equity,
     $346 in Tax-Sensitive Equity, $21,412 in Growth and Income,
     $27,386 in Equity-Income, and $39,168 in Balanced).............      4,705,882       1,119,708
                                                                       ------------    ------------

            Total income ...........................................      5,355,934       3,496,887
                                                                       ------------    ------------

EXPENSES:
---------

     Distribution for Class A ......................................        137,973          47,398
     Distribution for Class B ......................................        396,322         187,185
     Distribution for Class C ......................................        996,333         673,652
     Investment adviser fee (Note 5) ...............................      1,300,804         747,288
     Custodian fee .................................................         75,474          43,850
     Transfer agent fee ............................................        261,185         135,205
     Accounting/administration .....................................        273,690         152,504
     Audit and legal fees ..........................................         71,678          35,897
     Amortization of organization costs ............................             --              --
     Miscellaneous .................................................         93,918          64,262
                                                                       ------------    ------------
     Expenses before reimbursement by investment  adviser ..........      3,607,377       2,087,241

     Reimbursement of expenses by investment adviser (Note 5) ......        162,749         138,673
                                                                       ------------    ------------

                    Net expenses ...................................      3,444,628       1,948,568
                                                                       ------------    ------------

                     Net investment income/(loss) ..................      1,911,306       1,548,319
                                                                       ------------    ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
--------------------------------------
   INVESTMENTS, FOREIGN CURRENCY AND FORWARD
   -----------------------------------------
   FOREIGN CURRENCY CONTRACTS:
   ---------------------------

     Net realized gain (loss) on:
        Investment transactions ....................................     11,356,830       6,740,853
        Foreign currency and forward foreign currency contracts ....           (959)        (76,080)
     Change in unrealized appreciation (depreciation) on:
        Investments ................................................      3,232,000       2,811,660
        Translation of foreign currency and forward foreign
          currency contracts .......................................           (788)            693
                                                                       ------------    ------------

                    Net gain/(loss) on investments, foreign currency
                       and forward foreign currency contracts.......     14,587,083       9,477,126
                                                                       ------------    ------------

Net increase/(decrease) in net assets resulting from
   operations ......................................................   $ 16,498,389    $ 11,025,445
                                                                       ============    ============


* For the period from January 6, 1998 (Commencement of Operations) through October 31, 1998.

    The accompanying notes are an integral part of the financial statements.

                                                                                                 Investment     National
                                                                                   Strategic       Quality     Municipal
                                                                                    Income          Bond          Bond
                                                                                     Fund           Fund          Fund
                                                                                 -----------    -----------   -----------
INVESTMENT INCOME:
------------------

     Interest (Net of $8,021 withholding tax in Strategic Income) ............   $ 7,238,055    $ 1,316,949   $   956,322
     Dividends ...............................................................            49          3,584           ---
                                                                                 -----------    -----------   -----------

            Total income .....................................................     7,238,104      1,320,533       956,322
                                                                                 -----------    -----------   -----------

EXPENSES:
---------

     Distribution for Class A ................................................        56,898         24,634         9,042
     Distribution for Class B ................................................       331,952         47,561        57,526
     Distribution for Class C ................................................       354,349         53,351        52,979
     Investment adviser fee (Note 5) .........................................       619,206        102,778       102,477
     Custodian fee ...........................................................        74,909         11,969        11,832
     Transfer agent fee ......................................................       111,198         33,461        12,092
     Accounting/administration ...............................................       130,292         26,199        26,126
     Audit and legal fees ....................................................        27,006          1,826         1,893
     Miscellaneous ...........................................................        60,982         28,148        29,456
                                                                                 -----------    -----------   -----------
     Expenses before reimbursement by investment  adviser ....................     1,766,792        329,927       303,423

     Reimbursement of expenses by investment adviser (Note 5) ................        47,269         50,377        38,418
                                                                                 -----------    -----------   -----------

                    Net expenses .............................................     1,719,523        279,550       265,005
                                                                                 -----------    -----------   -----------

                     Net investment income ...................................     5,518,581      1,040,983       691,317
                                                                                 -----------    -----------   -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
--------------------------------------
   INVESTMENTS, FOREIGN CURRENCY AND FORWARD
   -----------------------------------------
   FOREIGN CURRENCY CONTRACTS:
   ---------------------------

     Net realized gain (loss) on:
        Investment transactions ..............................................      (114,474)       161,325       190,227
        Foreign currency and forward foreign currency contracts ..............       174,226            ---           ---

     Change in unrealized appreciation (depreciation) on:
        Investments ..........................................................    (5,541,110)        12,137        50,547
        Translation of foreign currency and forward foreign currency contracts      (218,242)           ---           ---
                                                                                 -----------    -----------   -----------

                    Net gain/(loss) on investments, foreign currency
                       and forward foreign currency contracts.................    (5,699,600)       173,462       240,774
                                                                                 -----------    -----------   -----------

Net increase/(decrease) in net assets resulting from
   operations ................................................................   ($  181,019)   $ 1,214,445   $   932,091
                                                                                 ===========    ===========   ===========


                                                                                    U. S.
                                                                                 Government      Money
                                                                                  Securities     Market
                                                                                    Fund          Fund
                                                                                -----------   -----------
INVESTMENT INCOME:
------------------

     Interest (Net of $8,021 withholding tax in Strategic Income) ............  $ 5,512,102   $ 1,071,843

     Dividends ...............................................................          ---           ---
                                                                                -----------   -----------

            Total income .....................................................    5,512,102     1,071,843
                                                                                -----------   -----------

EXPENSES:
---------

     Distribution for Class A ................................................      177,793           ---
     Distribution for Class B ................................................      158,596           ---
     Distribution for Class C ................................................      132,610           ---
     Investment adviser fee (Note 5) .........................................      479,512        38,630
     Custodian fee ...........................................................       35,967        12,726
     Transfer agent fee ......................................................      112,805        60,669
     Accounting/administration ...............................................      121,860        28,840
     Audit and legal fees ....................................................       28,089         2,428
     Miscellaneous ...........................................................       59,781        37,239
                                                                                -----------   -----------
     Expenses before reimbursement by investment  adviser ....................    1,307,013       180,532

     Reimbursement of expenses by investment adviser (Note 5) ................      118,394        83,958
                                                                                -----------   -----------

                    Net expenses .............................................    1,188,619        96,574
                                                                                -----------   -----------

                     Net investment income ...................................    4,323,483       975,269
                                                                                -----------   -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
--------------------------------------
   INVESTMENTS, FOREIGN CURRENCY AND FORWARD
   -----------------------------------------
   FOREIGN CURRENCY CONTRACTS:
   ---------------------------

     Net realized gain (loss) on:
        Investment transactions ..............................................      591,717           ---
        Foreign currency and forward foreign currency contracts ..............          ---           ---

     Change in unrealized appreciation (depreciation) on:
        Investments ..........................................................      621,573           ---
        Translation of foreign currency and forward foreign currency contracts          ---           ---

                                                                                -----------   -----------

                    Net gain/(loss) on investments, foreign currency
                       and forward foreign currency contracts.................    1,213,290           ---
                                                                                -----------   -----------

Net increase/(decrease) in net assets resulting from
   operations ................................................................  $ 5,536,773   $   975,269
                                                                                ===========   ===========

    The accompanying notes are an integral part of the financial statements.'

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                           International                   International Growth
                                                                           Small Cap Fund                     and Income Fund
                                                                    -----------------------------      ----------------------------
                                                                       Year              Year              Year            Year
                                                                       Ended             Ended             Ended           Ended
                                                                      10/31/98         10/31/97          10/31/98        10/31/97
                                                                    ------------     ------------      ------------    ------------
OPERATIONS:
   Net investment income (loss) ..............................        ($118,410)       ($120,495)         ($25,047)       $131,377
   Net realized gain (loss) on:
      Investment transactions ................................          (75,711)        (529,214)           33,515       2,452,134
      Foreign currency  and forward
         foreign currency contracts ..........................          (22,378)         (39,336)          129,326        (148,990)
   Change in unrealized appreciation
   (depreciation) on:
      Investments ............................................          236,882          942,729           405,513      (1,660,231)
      Foreign currency  and forward foreign
         currency contracts ..................................            3,020           (3,105)         (374,342)        118,437
                                                                    ------------     ------------      ------------    ------------
Net increase (decrease) in net assets
   resulting from operations .................................           23,403          250,579           168,965         892,727

Net equalization credits (charges)
   (Note 2) ..................................................              ---            1,803               ---          (9,971)

DISTRIBUTIONS:
   From net investment income
        Class A ..............................................              ---              ---           (32,570)        (83,820)
        Class B ..............................................              ---              ---           (49,275)       (180,641)
        Class C ..............................................              ---              ---           (25,937)       (105,721)

   From net realized gains on investments and foreign
        currency transactions.................................
        Class A ..............................................              ---              ---          (387,315)       (332,915)
        Class B ..............................................              ---              ---        (1,343,452)     (1,034,399)
        Class C ..............................................              ---              ---          (715,494)       (616,566)

   In excess of net investment income
        Class A ..............................................              ---              ---           (21,898)            ---
        Class B ..............................................              ---              ---           (33,130)            ---
        Class C ..............................................              ---              ---           (17,438)            ---

Increase (decrease) in net assets from
   capital share transactions (Note 3) .......................       (2,188,345)       4,661,417        (1,038,721)      1,701,507
                                                                    ------------     ------------      ------------    ------------

Increase (decrease) in net assets ............................       (2,164,942)       4,913,799        (3,496,265)        230,201

Net assets at beginning of period ............................       17,618,471       12,704,672        29,255,355      29,025,154
                                                                    ------------     ------------      ------------    ------------

Net assets at end of period ..................................      $15,453,529      $17,618,471       $25,759,090     $29,255,355
                                                                    ============     ============      ============    ============

Undistributed net investment income (loss) ...................              ---           $2,005          $165,398        ($46,540)
                                                                    ------------     ------------      ------------    ------------

                                                                                                                     Emerging
                                                                                                                      Growth
                                                                            Global Equity Fund                         Fund
                                                                    ----------------------------------             ------------
                                                                        Year                  Year                   1/06/98*
                                                                        Ended                 Ended                     to
                                                                      10/31/98              10/31/97                 10/31/98
                                                                    ------------          ------------             ------------
OPERATIONS:
   Net investment income (loss) ..............................        ($509,955)            ($181,899)                 ($4,740)
   Net realized gain (loss) on:
      Investment transactions ................................        9,400,371             7,964,844                  (39,152)
      Foreign currency  and forward
         foreign currency contracts ..........................          845,669               559,899                      ---
   Change in unrealized appreciation
   (depreciation) on:
      Investments ............................................          975,938            18,658,707                  (61,247)
      Foreign currency  and forward foreign
         currency contracts ..................................         (700,564)              560,153                      ---
                                                                   ------------          ------------              -----------

Net increase (decrease) in net assets
   resulting from operations .................................       10,011,459            27,561,704                 (105,139)

Net equalization credits (charges)
   (Note 2) ..................................................              ---              (134,022)                     ---

DISTRIBUTIONS:
   From net investment income
        Class A ..............................................         (417,000)                  ---                      ---
        Class B ..............................................         (215,336)                  ---                      ---
        Class C ..............................................         (405,867)                  ---                      ---

   From net realized gains on investments and foreign
        currency transactions.................................
        Class A ..............................................       (1,961,256)           (2,895,690)                     ---
        Class B ..............................................       (2,005,883)           (2,872,442)                     ---
        Class C ..............................................       (3,781,969)           (7,051,972)                     ---

   In excess of net investment income
        Class A ..............................................              ---               (89,634)                     ---
        Class B ..............................................              ---               (89,634)                     ---
        Class C ..............................................              ---               (89,634)                     ---

Increase (decrease) in net assets from
   capital share transactions (Note 3) .......................       (6,146,407)           (6,894,415)                 752,323
                                                                   ------------          ------------              -----------

Increase (decrease) in net assets ............................       (4,922,259)            7,623,529                  647,184

Net assets at beginning of period ............................      124,038,455           116,414,926                      ---
                                                                   ------------          ------------              -----------

Net assets at end of period ..................................     $119,116,196          $124,038,455                 $647,184
                                                                   ============          ============              ===========

Undistributed net investment income (loss) ...................         $226,601              $288,367                      ---
                                                                   ------------          ------------              -----------

--------------------------------------
* Commencement of operations


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Small/Mid Cap Fund                Growth Equity Fund
                                                                 -------------------------------     ----------------------------
                                                                       Year           Year               Year             Year
                                                                      Ended           Ended              Ended            Ended
                                                                     10/31/98        10/31/97          10/31/98          10/31/97
                                                                   -----------      -----------      ------------      ------------
OPERATIONS:
-----------
   Net investment income (loss) ..............................       ($494,630)       ($367,126)       ($278,985)       ($144,868)
   Net realized gain (loss) on:
      Investment transactions ................................       3,617,101        1,592,142        2,221,648        2,705,613
      Foreign currency and forward
         foreign currency contracts ..........................             ---              ---              679           (6,483)
  Change in unrealized appreciation
   (depreciation) on:
      Investments ............................................      (1,868,388)       3,472,083        1,275,786        1,477,592
      Foreign currency and forward foreign
         currency contracts ..................................             ---              ---             (269)             262
                                                                   -----------      -----------      -----------       ----------
Net increase (decrease) in net assets
   resulting from operations .................................       1,254,083        4,697,099        3,218,859        4,032,116

Net equalization credits (charges)
   (Note 2) ..................................................             ---              ---              ---           33,219

DISTRIBUTIONS:
--------------
   From net investment income
        Class A ..............................................             ---              ---              ---          (33,593)
        Class B ..............................................             ---              ---              ---          (63,216)
        Class C ..............................................             ---              ---              ---          (90,077)

   From net realized gains on investments and foreign currency transactions
        Class A ..............................................         (73,545)             ---         (262,983)             ---
        Class B ..............................................        (196,356)             ---         (812,961)             ---
        Class C ..............................................        (216,341)             ---       (1,091,675)             ---

   In excess of net investment income
        Class A ..............................................             ---              ---              ---              ---
        Class B ..............................................             ---              ---              ---              ---
        Class C ..............................................             ---              ---              ---              ---

Increase (decrease) in net assets from
   capital share transactions (Note 3) .......................       4,796,743        6,879,852        2,632,785        7,494,842
                                                                   -----------      -----------      -----------       ----------
Increase (decrease) in net assets ............................       5,564,584       11,576,951        3,684,025       11,373,291

Net assets at beginning of period ............................      29,443,036       17,866,085       24,859,337       13,486,046
                                                                   -----------      -----------      -----------       ----------
Net assets at end of period ..................................     $35,007,620      $29,443,036      $28,543,362      $24,859,337
                                                                   ===========      ===========      ===========      ===========
Undistributed net investment income (loss) ...................             ---              ---              ---              ---
                                                                   -----------      -----------      -----------       ----------


                                                                                                         Tax-
                                                                                                       Sensitive
                                                                                                        Equity
                                                                        Growth and Income Fund           Fund
                                                                    ----------------------------      -----------
                                                                      Year             Year             1/06/98*
                                                                      Ended            Ended              to
                                                                     10/31/98         10/31/97          10/31/98
                                                                  -------------     ------------      -----------
OPERATIONS:
-----------
   Net investment income (loss) ..............................        ($433,878)        $182,168         ($23,575)
   Net realized gain (loss) on:
      Investment transactions ................................        9,720,012       15,043,013         (754,965)
      Foreign currency and forward
         foreign currency contracts ..........................              ---              164              ---
  Change in unrealized appreciation
   (depreciation) on:
      Investments ............................................       28,812,377       26,450,524         (782,878)
      Foreign currency and forward foreign
         currency contracts ..................................               53              (93)             ---
                                                                  -------------     ------------      -----------
Net increase (decrease) in net assets
   resulting from operations .................................       38,098,564       41,675,776       (1,561,418)

Net equalization credits (charges)
   (Note 2) ..................................................              ---           21,811              ---

DISTRIBUTIONS:
--------------
   From net investment income
        Class A ..............................................              ---         (176,486)             ---
        Class B ..............................................              ---          (73,463)             ---
        Class C ..............................................              ---         (113,463)             ---

   From net realized gains on investments and foreign currency transactions
        Class A ..............................................       (2,741,357)      (1,114,556)             ---
        Class B ..............................................       (4,507,021)      (2,130,500)             ---
        Class C ..............................................       (7,696,358)      (4,448,214)             ---

   In excess of net investment income
        Class A ..............................................          (45,238)             (80)             ---
        Class B ..............................................              ---              (33)             ---
        Class C ..............................................              ---              (51)             ---

Increase (decrease) in net assets from
   capital share transactions (Note 3) .......................       30,468,074       25,829,943       11,895,792
                                                                  -------------     ------------      -----------
Increase (decrease) in net assets ............................       53,576,664       59,470,684       10,334,374

Net assets at beginning of period ............................      187,307,453      127,836,769              ---
                                                                  -------------     ------------      -----------
Net assets at end of period ..................................     $240,884,117     $187,307,453      $10,334,374
                                                                  =============     ============      ===========
Undistributed net investment income (loss) ...................              ---              ---              ---
                                                                  -------------     ------------      -----------

-----------------------------------------
* Commencement of operations


The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Equity-Income Fund                   Balanced Fund
                                                                   -----------------------------    ------------------------------
                                                                      Year             Year             Year             Year
                                                                      Ended            Ended            Ended            Ended
                                                                     10/31/98         10/31/97         10/31/98         10/31/97
                                                                   ------------     ------------     ------------     ------------
OPERATIONS:
-----------
   Net investment income (loss) ..............................      $1,911,306       $2,333,310       $1,548,319       $2,156,616
   Net realized gain (loss) on:
      Investment transactions ................................      11,356,830       11,805,051        6,740,853       15,803,775
      Foreign currency and forward
         foreign currency contracts ..........................            (959)         (16,134)         (76,080)         (74,875)
  Change in unrealized appreciation
   (depreciation) on:
      Investments ............................................       3,232,000       21,707,197        2,811,660       (2,893,993)
      Foreign currency and forward foreign
         currency contracts ..................................            (788)             687              693              (59)
                                                                  -------------    -------------     ------------     ------------
Net increase (decrease) in net assets
   resulting from operations .................................      16,498,389       35,830,111       11,025,445       14,991,464

Net equalization credits (charges)
   (Note 2) ..................................................             ---           28,169              ---         (205,430)

DISTRIBUTIONS:
----------------
   From net investment income
        Class A ..............................................        (701,503)        (307,637)        (317,345)        (392,396)
        Class B ..............................................        (442,368)        (123,036)        (320,086)        (509,836)
        Class C ..............................................      (1,133,438)        (297,921)      (1,278,949)      (2,058,773)

   From net realized gains on investments and foreign currency transactions
        Class A ..............................................      (2,593,550)      (6,143,038)      (2,023,888)      (1,015,169)
        Class B ..............................................      (2,589,634)      (5,815,447)      (2,767,331)      (1,534,515)
        Class C ..............................................      (6,612,227)     (17,766,496)     (11,012,231)      (6,683,658)

   In excess of net investment income
        Class A ..............................................             ---              ---              ---              ---
        Class B ..............................................             ---              ---              ---              ---
        Class C ..............................................             ---              ---              ---              ---

Increase (decrease) in net assets from
   capital share transactions (Note 3)  ......................       2,002,286       22,385,712        7,392,323       (4,810,436)
                                                                  -------------    -------------     ------------     ------------
Increase (decrease) in net assets ............................       4,427,955       27,790,417          697,938       (2,218,749)

Net assets at beginning of period ............................     167,173,603      139,383,186       97,694,720       99,913,469
                                                                  -------------    -------------     ------------     ------------
Net assets at end of period ..................................    $171,601,558     $167,173,603      $98,392,658      $97,694,720
                                                                  =============    =============     ============     ============
Undistributed net investment income (loss) ...................      $1,532,483       $1,934,704       $1,153,058       $1,589,610
                                                                  -------------    -------------     ------------     ------------

                                                                                                            Investment Quality
                                                                        Strategic Income Fund                   Bond Fund
                                                                   ------------------------------     -----------------------------
                                                                        Year             Year             Year             Year
                                                                       Ended             Ended            Ended           Ended
                                                                      10/31/98         10/31/97         10/31/98         10/31/97
                                                                     ----------       ----------       ----------       ----------
OPERATIONS:
-----------
   Net investment income (loss) ..............................       $5,297,511       $5,132,176       $1,040,983       $1,169,184
   Net realized gain (loss) on:
      Investment transactions ................................         (114,474)       1,433,455          161,325           42,588
      Foreign currency and forward
         foreign currency contracts ..........................          174,226           91,730              ---              ---
  Change in unrealized appreciation
   (depreciation) on:
      Investments ............................................       (5,320,040)         506,946           12,137          249,233
      Foreign currency and forward foreign
         currency contracts ..................................         (218,242)          10,764              ---              ---
                                                                   -------------    -------------     ------------     ------------
Net increase (decrease) in net assets
   resulting from operations .................................         (181,019)       7,175,071        1,214,445        1,461,005

Net equalization credits (charges)
   (Note 2) ..................................................              ---              471              ---           (2,133)

DISTRIBUTIONS:
   From net investment income
        Class A ..............................................       (1,142,439)      (1,303,877)        (446,629)        (506,971)
        Class B ..............................................       (2,118,644)      (2,551,456)        (276,805)        (273,774)
        Class C ..............................................       (2,258,371)      (2,097,399)        (312,476)        (401,143)

   From net realized gains on investments and foreign currency transactions
        Class A ..............................................         (219,321)        (272,850)             ---              ---
        Class B ..............................................         (478,774)        (599,725)             ---              ---
        Class C ..............................................         (472,034)        (442,077)             ---              ---

   In excess of net investment income
        Class A ..............................................              ---          (33,959)             ---              ---
        Class B ..............................................              ---          (66,452)             ---              ---
        Class C ..............................................              ---          (54,626)             ---              ---

Increase (decrease) in net assets from
   capital share transactions (Note 3) .......................        1,717,355       16,388,157         (903,890)      (3,722,153)
                                                                   -------------    -------------     ------------     ------------
Increase (decrease) in net assets ............................       (5,153,247)      16,141,278         (725,355)      (3,445,169)

Net assets at beginning of period ............................       83,196,751       67,055,473       17,831,585       21,276,754
                                                                   -------------    -------------     ------------     ------------
Net assets at end of period ..................................      $78,043,504      $83,196,751      $17,106,230      $17,831,585
                                                                   -------------    -------------     ------------     ------------
Undistributed net investment income (loss) ...................         $196,179         ($81,432)         $11,637           $1,508
                                                                   -------------    -------------     ------------     ------------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                      National Municipal                U. S. Government
                                                         Bond Fund                     Securities Fund
                                                ----------------------------      ---------------------------
                                                  Year              Year             Year            Year
                                                  Ended             Ended            Ended           Ended
                                                 10/31/98         10/31/97         10/31/98        10/31/97
                                                ----------       ----------       ----------      ----------
OPERATIONS:
-----------
   Net investment income (loss) ..........        $691,317         $791,360       $4,323,483       $5,648,449
   Net realized gain (loss) on:
      Investment transactions ............         190,227          211,627          591,717         (120,702)
  Change in unrealized appreciation
   (depreciation) on:
      Investments ........................          50,547          441,613          621,573          977,025
                                               ------------     ------------     ------------    -------------
Net increase (decrease) in net assets
   resulting from operations .............         932,091        1,444,600        5,536,773        6,504,772

Net equalization credits (charges)
   (Note 2) ..............................             ---              ---              ---              (90)

DISTRIBUTIONS:
   From net investment income
        Class A ..........................        (277,166)        (318,542)      (2,632,290)      (3,546,760)
        Class B ..........................        (215,659)        (254,666)        (735,957)        (889,120)
        Class C ..........................        (198,492)        (218,057)        (614,899)        (779,044)

   In excess of net investment income
        Class A ..........................             ---              ---         (314,160)        (145,486)
        Class B ..........................             ---              ---          (87,836)         (36,471)
        Class C ..........................             ---              ---          (73,388)         (31,956)

Increase (decrease) in net assets from
   capital share transactions  (Note 3) ..      (2,184,716)      (2,003,116)      (5,506,261)     (28,692,600)
                                               ------------     ------------     ------------    -------------
Increase (decrease) in net assets ........      (1,943,942)      (1,349,781)      (4,428,018)     (27,616,755)

Net assets at beginning of period ........      18,183,672       19,533,453       84,610,399      112,227,154
                                               ------------     ------------     ------------    -------------
Net assets at end of period ..............     $16,239,730      $18,183,672      $80,182,381      $84,610,399
                                               ============     ============     ============    =============
Undistributed net investment income (loss)           ($263)           ($474)       ($229,251)       ($211,584)
                                               ------------     ------------     ------------    -------------

                                                      Money Market Fund
                                                -----------------------------
                                                   Year             Year
                                                   Ended            Ended
                                                  10/31/98        10/31/97
                                                 ----------      ----------
OPERATIONS:
-----------
   Net investment income (loss) ..........        $975,269       $1,005,461

   Net realized gain (loss) on:
      Investment transactions ............             ---              ---
  Change in unrealized appreciation
   (depreciation) on:
      Investments ........................             ---              ---
                                               ------------     ------------
Net increase (decrease) in net assets
   resulting from operations .............         975,269        1,005,461

Net equalization credits (charges)
   (Note 2) ..............................             ---              ---

DISTRIBUTIONS:
--------------
   From net investment income
        Class A ..........................        (452,709)        (398,539)
        Class B ..........................        (164,474)        (158,672)
        Class C ..........................        (358,086)        (448,250)

   In excess of net investment income
        Class A ..........................             ---              ---
        Class B ..........................             ---              ---
        Class C ..........................             ---              ---

Increase (decrease) in net assets from
   capital share transactions  (Note 3) ..       2,523,350          938,733
                                               ------------     ------------
Increase (decrease) in net assets ........       2,523,350          938,733

Net assets at beginning of period ........      21,927,862       20,989,129
                                               ------------     ------------
Net assets at end of period ..............     $24,451,212      $21,927,862
                                               ============     ============
Undistributed net investment income (loss)          $2,858              ---
                                               ------------     ------------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                            International Small Cap Fund
                                                 ----------------------------------------------------------------------------------
                                                                 Class A                                 Class B
                                                 ----------------------------------------  ---------------------------------------
                                                     Year           Year       3/04/96*         Year        Year       3/04/96*
                                                     Ended         Ended          to           Ended       Ended          to
                                                   10/31/98       10/31/97     10/31/96       10/31/98    10/31/97     10/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $13.86         $13.43       $12.50         $13.71      $13.37       $12.50
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                     (0.02)         (0.03)         0.05         (0.12)      (0.11)       (0.01)
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                   0.07           0.46         0.88           0.07        0.45         0.88
                                                 ----------------------------------------------------------------------------------
          Total from investment operations              0.05           0.43         0.93         (0.05)        0.34         0.87
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $13.91         $13.86       $13.43         $13.66      $13.71       $13.37
-----------------------------------------------------------------------------------------------------------------------------------

Total Return                                           0.36%          3.20%        7.44% +      (0.36%)       2.54%        6.96% +
===================================================================================================================================

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000's)                $2,173         $3,225       $2,120         $7,073      $7,369       $5,068
-----------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net
        assets                                         1.90%          1.90%        1.90% #        2.55%       2.55%        2.55% #
-----------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to
        average net assets                           (0.12%)        (0.19%)      (0.50%) #      (0.79%)     (0.84%)      (0.15%) #
-----------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                             54%            75%          67% #          54%         75%          67% #
-----------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense
        reimbursement by adviser                       2.23%          2.46%        3.07% #        2.88%       2.98%        3.27% #
-----------------------------------------------------------------------------------------------------------------------------------


                                                        International Small Cap Fund
                                                  ---------------------------------------
                                                                 Class C
                                                  ---------------------------------------
                                                     Year           Year       3/04/96*
                                                     Ended         Ended          to
                                                   10/31/98       10/31/97     10/31/96
 ----------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                 $13.71         $13.37       $12.50
 ----------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                    (0.12)         (0.11)       (0.01)
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                 0.07           0.45         0.88
                                                  ---------------------------------------
           Total from investment operations           (0.05)           0.34         0.87
 ----------------------------------------------------------------------------------------
 Net Asset Value, End of Period                       $13.66         $13.71       $13.37
 ----------------------------------------------------------------------------------------

 Total Return                                        (0.36%)          2.54%        6.96% +
 ========================================================================================

 Ratios/Supplemental Data
 ----------------------------------------------------------------------------------------
      Net assets, end of period (000's)               $6,195         $7,025       $5,517
 ----------------------------------------------------------------------------------------
      Ratio of total expenses to average net
         assets                                        2.55%          2.55%        2.55% #
 ----------------------------------------------------------------------------------------
      Ratio of net investment income to
         average net assets                          (0.78%)        (0.84%)      (0.15%) #
 ----------------------------------------------------------------------------------------
      Portfolio turnover rate                            54%            75%          67% #
 ----------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                      2.88%          2.96%        3.25% #
 ----------------------------------------------------------------------------------------

                                                                          International Growth and Income Fund
                                                            ---------------------------------------------------------
                                                                                    Class A
                                                             ------------------------------------------------------
                                                                 Year           Year          Year       1/09/95*
                                                                Ended           Ended        Ended       to
                                                               10/31/98       10/31/97     10/31/96**    10/31/95
 --------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                            $10.81          $11.35        $10.11       $10.00
 --------------------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                                 0.03            0.06          0.09         0.06
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                             0.02            0.35          1.33         0.08
                                                             --------------------------------------------------------
           Total from investment operations                        0.05            0.41          1.42         0.14
                                                             --------------------------------------------------------
 Distributions
      Dividends from net investment income                       (0.13)          (0.19)        (0.08)       (0.03)
      Distributions from realized capital gains                  (0.90)          (0.76)        (0.10)       ------
                                                             --------------------------------------------------------
           Total distributions                                   (1.03)          (0.95)        (0.18)       (0.03)
 --------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                   $9.83          $10.81        $11.35       $10.11
 --------------------------------------------------------------------------------------------------------------------

 Total Return                                                     0.67%           3.55%        14.25%        1.37% +
 ====================================================================================================================

 Ratios/Supplemental Data
 --------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                          $3,769          $4,461        $4,732       $6,897
 --------------------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets               1.75%           1.75%         1.75%        1.75% #
 --------------------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                               0.44%           0.97%         0.84%        0.70% #
 --------------------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                                      173%            146%          170%          69% #
 --------------------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                                 1.87%           1.96%         1.97%        2.18% #
 --------------------------------------------------------------------------------------------------------------------


                                                                    International Growth and Income Fund
                                                           ---------------------------------------------------
                                                                                Class B
                                                            --------------------------------------------------
                                                               Year         Year          Year       1/09/95*
                                                              Ended         Ended         Ended         to
                                                             10/31/98     10/31/97**    10/31/96**   10/31/95
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.75        $11.30        $10.10      $10.00
--------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                              (0.02)          0.03          0.06        0.01
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                            0.00          0.31          1.30        0.12
                                                            --------------------------------------------------
          Total from investment operations                     (0.02)          0.34          1.36        0.13
                                                            --------------------------------------------------
Distributions
     Dividends from net investment income                      (0.06)        (0.13)        (0.05)      (0.03)
     Distributions from realized capital gains                 (0.90)        (0.76)        (0.11)      ------
                                                            --------------------------------------------------
          Total distributions                                  (0.96)        (0.89)        (0.16)      (0.03)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $9.77        $10.75        $11.30      $10.10
--------------------------------------------------------------------------------------------------------------

Total Return                                                  (0.03%)         2.92%        13.58%       1.28% +
==============================================================================================================

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000's)                        $14,030       $16,334       $15,217      $8,421
--------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets              2.40%         2.40%         2.40%       2.40% #
--------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to average
        net assets                                            (0.18%)         0.32%         0.57%       0.15% #
 --------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                     173%          146%          170%         69% #
--------------------------------------------------------------------------------------------------------------
     Expense ratio before expense
        reimbursement by adviser                                2.52%         2.54%         2.60%       2.93% #
--------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
** Net investment income per share has been calculated using the average share method
#    Annualized
+    Non-annualized

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                           International Growth and Income Fund
                                                         -------------------------------------------------------------------------
                                                                                         Class C
                                                         -------------------------------------------------------------------------
                                                             Year                 Year                 Year              1/09/95*
                                                            Ended                Ended                Ended                 to
                                                           10/31/98            10/31/97**           10/31/96**           10/31/95
 ----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                        $10.76                $11.31               $10.10              $10.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                           (0.02)                  0.03                 0.06                0.01
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                       (0.01)                  0.31                 1.30                0.12
                                                         --------------------------------------------------------------------------
           Total from investment operations                  (0.03)                  0.34                 1.36                0.13
                                                         --------------------------------------------------------------------------
 Distributions
      Dividends from net investment income                   (0.06)                (0.13)               (0.05)              (0.03)
      Distributions from realized capital gains              (0.90)                (0.76)               (0.10)              ------
                                                         --------------------------------------------------------------------------
           Total distributions                               (0.96)                (0.89)               (0.15)              (0.03)
 ----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                               $9.77                $10.76               $11.31              $10.10
 ----------------------------------------------------------------------------------------------------------------------------------

 Total Return                                               (0.13%)                 2.91%               13.63%               1.28% +

 ==================================================================================================================================
 Ratios/Supplemental Data
 ----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                      $7,960                $8,460               $9,076              $6,324
 ----------------------------------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets           2.40%                 2.40%                2.40%               2.40% #

 ----------------------------------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                         (0.19%)                 0.32%                0.51%               0.13% #

 ----------------------------------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                                  173%                  146%                 170%                 69% #

 ----------------------------------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                             2.52%                 2.57%                2.60%               2.93% #

 ----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     Global Equity Fund
                                                         ------------------------------------------------------------------------
                                                                                        Class A
                                                         -----------------------------------------------------------------------
                                                             Year           Year            Year           Year       4/01/94*
                                                            Ended           Ended          Ended          Ended          to
                                                           10/31/98       10/31/97       10/31/96**      10/31/95     10/31/94
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $16.32           $14.50         $13.84        $14.82        $14.13
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                              0.02             0.06         (0.04)        ------        (0.01)
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                          1.34             3.45           0.91        (0.54)          0.70
                                                         -----------------------------------------------------------------------
          Total from investment operations                     1.36             3.51           0.87        (0.54)          0.69
                                                         -----------------------------------------------------------------------
Distributions
     Dividends from net investment income                    (0.22)           (0.05)         (0.21)        ------         ------
     Distributions from realized capital gains               (1.03)           (1.64)         ------        (0.44)         ------
                                                         -----------------------------------------------------------------------
          Total distributions                                (1.25)           (1.69)         (0.21)        (0.44)         ------
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $16.43           $16.32         $14.50        $13.84        $14.82
--------------------------------------------------------------------------------------------------------------------------------

Total Return                                                  8.90%           26.10%          6.33%       (3.52%)         9.16%  @
================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                      $31,055          $30,960        $25,924       $23,894       $18,152
--------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets            1.75%            1.75%          1.75%         1.75%         1.75% #
--------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                            0.09%            0.33%        (0.30%)         0.03%       (0.12%) #
--------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                    20%              28%           165%           57%           54%
--------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                            1.75%            1.81%          1.83%         1.92%         1.97% #
--------------------------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
#    Annualized
+    Non-annualized
** Net investment income per share has been calculated using the average share method
@ Historical Total Return is the one-year performance return which includes Class C performance prior to commencement of operations.

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                         Global Equity Fund
                                                               --------------------------------------------------------------------
                                                                                             Class B
                                                               --------------------------------------------------------------------
                                                                   Year           Year           Year         Year         4/01/94*
                                                                  Ended          Ended          Ended        Ended            to
                                                                 10/31/98      10/31/97**     10/31/96**   10/31/95**      10/31/94
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $16.14         $14.36        $13.73       $14.79         $14.13
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                  (0.11)         (0.05)        (0.14)       (0.09)         (0.03)
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                                1.35           3.47          0.91       (0.53)           0.69
                                                               --------------------------------------------------------------------
          Total from investment operations                           1.24           3.42          0.77       (0.62)           0.66
                                                               --------------------------------------------------------------------
Distributions
     Dividends from net investment income                          (0.11)         ------        (0.14)       ------         -------
     Distributions from realized capital gains                     (1.03)         (1.64)        ------       (0.44)         -------
                                                               --------------------------------------------------------------------
          Total distributions                                      (1.14)         (1.64)        (0.14)       (0.44)         -------
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $16.24         $16.14        $14.36       $13.73         $14.79
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        8.17%         25.63%         5.64%      (4.09%)          8.94% @
===================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                            $30,287        $31,833       $25,661      $23,317        $13,903
-----------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                  2.40%          2.40%         2.40%        2.40%          2.40% #
-----------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                                (0.55%)        (0.32%)       (0.95%)      (0.61%)        (0.77%) #
-----------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                          20%            28%          165%          57%            54%
-----------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement by
        adviser                                                     2.40%          2.47%         2.48%        2.58%          2.71% #
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                                               Global Equity Fund
                                                            ----------------------------------------------------------
                                                                                   Class C
                                                             ---------------------------------------------------------
                                                                              Year Ended October 31,
                                                             ---------------------------------------------------------
                                                                 1998        1997**        1996**        1995**
 --------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                            $16.19       $14.41        $13.73        $14.79
 --------------------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                               (0.10)       (0.05)        (0.14)        (0.09)
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                             1.35         3.47          0.92        (0.53)
                                                             --------------------------------------------------------
           Total from investment operations                        1.25         3.42          0.78        (0.62)
                                                             --------------------------------------------------------
 Distributions
      Dividends from net investment income                       (0.11)      -------        (0.10)       -------
      Distributions from realized capital gains                  (1.03)       (1.64)       -------        (0.44)
      Distributions from capital                                -------      -------       -------       -------
                                                             --------------------------------------------------------
           Total distributions                                   (1.14)       (1.64)        (0.10)        (0.44)
 --------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                  $16.30       $16.19        $14.41        $13.73
 --------------------------------------------------------------------------------------------------------------------

 Total Return                                                     8.21%       25.54%         5.70%       (4.09%)
 ====================================================================================================================
 Ratios/Supplemental Data
 --------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                         $57,774      $61,245       $64,830       $83,340
 --------------------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets               2.40%        2.40%         2.40%         2.40%
 --------------------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                             (0.56%)      (0.32%)       (0.95%)       (0.64%)
 --------------------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                                       20%          28%          165%           57%
 --------------------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                                 2.40%        2.46%         2.48%         2.53%
  --------------------------------------------------------------------------------------------------------------------


                                                                              Global Equity Fund
                                                            ------------------------------------------------------
                                                                                   Class C
                                                             -----------------------------------------------------
                                                                             Year Ended October 31,
                                                             -----------------------------------------------------
                                                                 1994           1993         1992          1991
 -----------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                              $13.74        $10.33       $10.76       $10.12
 -----------------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                                 (0.10)        (0.01)       (0.02)         0.25
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                               1.15          3.43       (0.37)         0.63
                                                             -----------------------------------------------------
           Total from investment operations                          1.05          3.42       (0.39)         0.88
                                                             -----------------------------------------------------
 Distributions
      Dividends from net investment income                        -------        (0.01)      -------       (0.24)
      Distributions from realized capital gains                   -------       -------      -------      -------
      Distributions from capital                                  -------       -------       (0.04)      -------
                                                             -----------------------------------------------------
           Total distributions                                    -------        (0.01)       (0.04)       (0.24)
 -----------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                    $14.79        $13.74       $10.33       $10.76
 -----------------------------------------------------------------------------------------------------------------

 Total Return                                                       8.94%        33.06%      (3.57%)        8.80%
 =================================================================================================================
 Ratios/Supplemental Data
 -----------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                          $101,443       $63,503      $14,291       $8,828
 -----------------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets                 2.40%         2.40%        2.52%        1.47%
 -----------------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                               (0.91%)       (0.40%)      (0.27%)        1.41%
 -----------------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                                         54%           57%          69%          70%
 -----------------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                                   2.52%         2.72%        2.78%        4.37%
 -----------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
#    Annualized
+    Non-annualized
** Net investment income per share has been calculated using the average share method
@ Historical Total Return is the one-year performance return which includes Class C performance prior to commencement of operations.

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                         Emerging Growth Fund
                                                           -------------------------------------------------
                                                                        01/06/98* to 10/31/98
                                                           -------------------------------------------------
                                                             Class A          Class B           Class C
 -----------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                           $10.00            $10.00             $10.00
 -----------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                              (0.08)            (0.12) ***         (0.12) **
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                          (1.04)            (1.05)             (1.04)
                                                           -------------------------------------------------
           Total from investment operations                     (1.12)            (1.17)             (1.16)
 -----------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                  $8.88             $8.83              $8.84
 -----------------------------------------------------------------------------------------------------------

 Total Return                                                 (11.20%) +        (11.70%) +         (11.60%) +
 ===========================================================================================================
 Ratios/Supplemental Data
      Net assets, end of period (000's)                           $146              $263               $238
 -----------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets               1.70% #           2.35% #            2.35% #
 -----------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                            (1.00%) #         (1.76%) #          (1.67%) #
 -----------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                                      52% +             52% +              52% +
 -----------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                               15.48% #          16.48% #           15.78% #
 -----------------------------------------------------------------------------------------------------------

                                                                     Tax-Sensitive Equity Fund
                                                         ---------------------------------------------------
                                                                       01/06/98* to 10/31/98
                                                         ---------------------------------------------------
                                                           Class A          Class B            Class C
 -----------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                         $10.00             $10.00              $10.00
 -----------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                            (0.01)             (0.04)              (0.03)
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                        (0.92)             (0.92)              (0.93)
                                                         ---------------------------------------------------
           Total from investment operations                   (0.93)             (0.96)              (0.96)
 -----------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                $9.07              $9.04               $9.04
 -----------------------------------------------------------------------------------------------------------

 Total Return                                                (9.30%) +          (9.60%) +           (9.60%) +
 ===========================================================================================================
 Ratios/Supplemental Data
      Net assets, end of period (000's)                       $4,149             $2,900              $3,286
 -----------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets            1.60% #            2.25% #             2.25% #
  -----------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                          (0.40%) #          (1.80%) #           (1.84%) #
 -----------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                                    38% +              38% +               38% +
 -----------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                              2.51% #            3.24% #             3.16% #
 -----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                                  Small/Mid Cap Fund
                                                 -----------------------------------------------------------------------------------
                                                                 Class A                                    Class B
                                                 ---------------------------------------    ----------------------------------------
                                                      Year        Year        3/04/96*        Year           Year       3/04/96*
                                                     Ended        Ended          to           Ended         Ended          to
                                                    10/31/98    10/31/97      10/31/96      10/31/98      10/31/97**    10/31/96
 -----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                  $15.51       $12.62       $12.50        $15.33         $12.58       $12.50
 -----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                     (0.15)       (0.14)       (0.02)        (0.25)         (0.23)       (0.05)
      Net realized and unrealized gain/(loss)
      on investments and foreign currency                0.97         3.03         0.14          0.93           2.98         0.13
                                                 -----------------------------------------------------------------------------------
           Total from investment operations              0.82         2.89         0.12          0.68           2.75         0.08
 Distributions
      Distributions from capital gains                  (0.24)       ------       ------        (0.24)         ------       ------
 -----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                        $16.09       $15.51       $12.62        $15.77         $15.33       $12.58
 -----------------------------------------------------------------------------------------------------------------------------------

 Total Return                                           5.51%       22.90%        0.96% +       4.65%         21.86%        0.64% +
 ===================================================================================================================================
 Ratios/Supplemental Data
 -----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                $4,814       $4,170       $2,966       $13,972        $11,802       $6,659
 -----------------------------------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net
         assets                                        1.675%       1.675%       1.675% #      2.325%         2.325%       2.325% #
 -----------------------------------------------------------------------------------------------------------------------------------
      Ratio of net investment income to
        average net assets                            (0.90%)      (1.02%)      (0.40%) #     (1.55%)        (1.67%)      (1.05%) #
 -----------------------------------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                            162%         145%          92% #        162%           145%          92% #
 -----------------------------------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement and fee waiver by adviser       1.93%        2.24%        2.69% #       2.58%          2.79%        3.05% #
 -----------------------------------------------------------------------------------------------------------------------------------


                                                               Small/Mid Cap Fund
                                                    ----------------------------------------
                                                                    Class C
                                                    ----------------------------------------
                                                        Year           Year       3/04/96*
                                                        Ended         Ended          to
                                                      10/31/98      10/31/97**    10/31/96
 -------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                    $15.35         $12.59       $12.50
 -------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                       (0.25)         (0.23)       (0.05)
      Net realized and unrealized gain/(loss)
      on investments and foreign currency                  0.93           2.99         0.14
                                                 -------------------------------------------
           Total from investment operations                0.68           2.76         0.09
 Distributions
      Distributions from capital gains                   (0.24)         ------       ------
 -------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                          $15.79         $15.35       $12.59
 -------------------------------------------------------------------------------------------

 Total Return                                             4.64%         21.92%        0.72% +
 ===========================================================================================
 Ratios/Supplemental Data
 -------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                 $16,221        $13,471       $8,241
 -------------------------------------------------------------------------------------------
      Ratio of total expenses to average net
         assets                                          2.325%         2.325%       2.325% #
 -------------------------------------------------------------------------------------------
      Ratio of net investment income to
        average net assets                              (1.55%)        (1.67%)      (1.05%) #
 -------------------------------------------------------------------------------------------
      Portfolio turnover rate                              162%           145%          92% #
 -------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement and fee waiver by adviser         2.58%          2.78%        3.04% #

*    Commencement of Operations
** Net investment income per share has been calculated using the average shares method
+    Non-annualized
#    Annualized

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                     Growth Equity Fund
                                                    -------------------------------------------------------------------------------
                                                                   Class A                                Class B
                                                    -------------------------------------- --------------------------------------
                                                        Year          Year      3/04/96*        Year         Year      3/04/96*
                                                        Ended         Ended        to           Ended        Ended        to
                                                      10/31/98      10/31/97    10/31/96      10/31/98     10/31/97    10/31/96
 ----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                    $17.01        $13.78      $12.50        $16.90       $13.73      $12.50
 ----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                       (0.07)        (0.03)        0.28        (0.18)       (0.13)        0.24
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                     2.22          3.45        1.00          2.17         3.46        0.99
                                                    -------------------------------------------------------------------------------
           Total from investment operations                2.15          3.42        1.28          1.99         3.33        1.23
                                                    -------------------------------------------------------------------------------
 Distributions
      Dividends from net investment income.......         ----          (0.19)       ----         ----         (0.16)       ----
      Distributions from realized capital gains..        (1.43)       -------     -------        (1.43)      -------     -------
                                                    -------------------------------------------------------------------------------
                                                         (1.43)        (0.19)                    (1.43)       (0.16)
 ----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                          $17.73        $17.01      $13.78        $17.46       $16.90      $13.73
 ----------------------------------------------------------------------------------------------------------------------------------

 Total Return                                            13.85%        25.13%      10.24% +      12.93%       24.50%       9.84% +
 ==================================================================================================================================
 Ratios/Supplemental Data
 ----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                 $3,919        $3,053      $2,244       $11,659       $9,040      $4,748
 ----------------------------------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average
         net assets                                       1.65%         1.65%       1.65%         2.30%        2.30%       2.30% #
 ----------------------------------------------------------------------------------------------------------------------------------
      Ratio of net investment income to
         average net assets                             (0.43%)       (0.17%)       4.11% #     (1.07%)      (0.82%)       4.18% #
 ----------------------------------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                              115%          181%        450% #        115%         181%        450% #
 ----------------------------------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                         1.91%         2.28%       2.71% #       2.56%        2.78%       3.06% #
 ----------------------------------------------------------------------------------------------------------------------------------


                                                              Growth Equity Fund
                                                    -------------------------------------
                                                                  Class C
                                                    ------------------------------------
                                                        Year          Year      3/04/96*
                                                        Ended        Ended         to
                                                      10/31/98      10/31/97    10/31/96
 ----------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                    $16.89       $13.73      $12.50
 ----------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                       (0.20)       (0.13)        0.24
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                     2.18         3.46        0.99
                                                    -------------------------------------
           Total from investment operations                1.98         3.33        1.23
                                                    -------------------------------------
 Distributions
      Dividends from net investment income.......         ----         (0.17)        ----
      Distributions from realized capital gains..        (1.43)      -------      -------
                                                    -------------------------------------
                                                         (1.43)       (0.17)
 ----------------------------------------------------------------------------------------
 Net Asset Value, End of Period                          $17.44       $16.89      $13.73
 ----------------------------------------------------------------------------------------

 Total Return                                            12.87%       24.50%       9.84% +
 ========================================================================================
 Ratios/Supplemental Data
 ----------------------------------------------------------------------------------------
      Net assets, end of period (000's)                 $12,965      $12,766      $6,494
 ----------------------------------------------------------------------------------------
      Ratio of total expenses to average
         net assets                                       2.30%        2.30%       2.30% #
 ----------------------------------------------------------------------------------------
      Ratio of net investment income to
         average net assets                             (1.06%)      (0.82%)       4.13% #
 ----------------------------------------------------------------------------------------
      Portfolio turnover rate                              115%         181%        450% #
 ----------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                         2.56%        2.75%       2.96% #
 ----------------------------------------------------------------------------------------

                                                                                    Growth and Income Fund
                                                         -------------------------------------------------------------------------
                                                                                          Class A
                                                         -------------------------------------------------------------------------
                                                             Year           Year            Year            Year        4/01/94*
                                                            Ended           Ended          Ended           Ended           to
                                                           10/31/98       10/31/97        10/31/96       10/31/95**     10/31/94
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $21.77           $17.56         $14.72         $13.09         $12.29
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                              0.08             0.14           0.18           0.26           0.12
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                          4.14             5.26           2.99           1.90           0.76
                                                         -------------------------------------------------------------------------
          Total from investment operations                     4.22             5.40           3.17           2.16           0.88
                                                         -------------------------------------------------------------------------
Distributions
     Dividends from net investment income                       ---           (0.15)         (0.21)         (0.23)         (0.08)
     Distributions from realized capital gains               (1.70)           (1.04)         (0.12)         (0.30)            ---
     Distributions in excess of net investment income        (0.03)              ---            ---            ---            ---
                                                         -------------------------------------------------------------------------
          Total distributions                                (1.73)           (1.19)         (0.33)         (0.53)         (0.08)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $24.26           $21.77         $17.56         $14.72         $13.09
----------------------------------------------------------------------------------------------------------------------------------

Total Return                                                 20.82%           31.95%         21.84%         17.28%          5.06% @
==================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                      $42,916          $34,186        $18,272        $12,180         $8,134
----------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets            1.34%            1.34%          1.34%          1.34%          1.34% #
----------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                            0.34%            0.66%          1.10%          1.91%          1.72% #
----------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                    18%              39%            49%            40%            45%
----------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                            1.45%            1.50%          1.56%          1.69%          2.08% #
----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
#    Annualized
+    Non-annualized
** Net investment income per share has been calculated using the average share method
@ Historical Total Return is the one-year performance return which includes Class C performance prior to commencement of operations.

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                      Growth and Income Fund
                                                                ----------------------------------------------------------------
                                                                                             Class B
                                                                ----------------------------------------------------------------
                                                                    Year        Year           Year          Year     4/01/94*
                                                                   Ended        Ended         Ended         Ended        to
                                                                  10/31/98    10/31/97      10/31/96**    10/31/95**  10/31/94
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $21.67        $17.50        $14.69       $13.08      $12.29
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                   (0.07)          0.01          0.07         0.16        0.10
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                                 4.11          5.23          2.99         1.94        0.77
                                                                ----------------------------------------------------------------
          Total from investment operations                            4.04          5.24          3.06         2.10        0.87
                                                                ----------------------------------------------------------------
Distributions
     Dividends from net investment income                           ------        (0.03)        (0.13)       (0.19)      (0.08)
     Distributions from realized capital gains                      (1.70)        (1.04)        (0.12)       (0.30)     --------
                                                                ----------------------------------------------------------------
          Total distributions                                       (1.70)        (1.07)        (0.25)       (0.49)      (0.08)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $24.01        $21.67        $17.50       $14.69      $13.08
--------------------------------------------------------------------------------------------------------------------------------

Total Return                                                        20.04%        31.40%        21.08%       16.73%       4.98%  @
================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                             $75,574       $54,871       $34,740      $19,052      $3,885
--------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                   1.99%         1.99%         1.99%        1.99%       1.99% #
--------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                                 (0.32%)         0.01%         0.45%        1.14%       1.07% #
--------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                           18%           39%           49%          40%         45%
--------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                                   2.10%         2.15%         2.20%        2.33%       3.12% #
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  Growth and Income Fund
                                                      ------------------------------------------------------------------------------

                                                                                           Class C
                                                      ------------------------------------------------------------------------------

                                                                                    Year Ended October 31,                 5/01/91*
                                                      ------------------------------------------------------------------      to
                                                      1998       1997      1996      1995     1994      1993       1992    10/31/91
----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                 $21.75    $17.56    $14.71    $13.08    $12.71   $11.21     $10.51    $10.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                    (0.07)      0.01      0.07      0.18      0.15     0.14       0.18      0.11
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                  4.12      5.25      3.00      1.90      0.46     1.48       0.70      0.47
                                                    -------------------------------------------------------------------------------
           Total from investment operations             4.05      5.26      3.07      2.08      0.61     1.62       0.88      0.58
                                                    -------------------------------------------------------------------------------
 Distributions
      Dividends from net investment income            ------    (0.03)    (0.10)    (0.15)    (0.13)   (0.12)     (0.18)    (0.07)
      Distributions from realized capital gains       (1.70)    (1.04)    (0.12)    (0.30)    (0.11)  -------    -------   -------
                                                    -------------------------------------------------------------------------------
           Total distributions                        (1.70)    (1.07)    (0.22)    (0.45)    (0.24)   (0.12)     (0.18)    (0.07)
 ----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                       $24.10    $21.75    $17.56    $14.71    $13.08   $12.71     $11.21    $10.51
 ----------------------------------------------------------------------------------------------------------------------------------
 Total Return                                         20.00%    31.37%    21.12%    16.56%     4.85%   14.57%      8.42%     5.88% +
 ==================================================================================================================================
 Ratios/Supplemental Data
 ----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)             $122,395   $98,250   $74,825   $63,154   $46,078  $37,483    $10,821    $2,090
 ----------------------------------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets    1.99%     1.99%     1.99%     1.99%     1.99%    1.99%      1.94%     1.85% #
 ----------------------------------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                  (0.31%)     0.01%     0.45%     1.26%     1.11%    1.12%      1.51%     2.05% #
 ----------------------------------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                            18%       39%       49%       40%       45%      37%        48%      111% #
 ----------------------------------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                      2.10%     2.13%     2.20%     2.26%     2.38%    2.46%      3.18%    10.69% #
 ----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
#    Annualized
+    Non-annualized
** Net investment income per share has been calculated using the average share method
@ Historical Total Return is the one-year performance return which includes Class C performance prior to commencement of operations.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                   Equity--Income Fund
                                                             -------------------------------------------------------------------
                                                                                          Class A
                                                             -------------------------------------------------------------------
                                                               Year           Year          Year           Year       4/01/94*
                                                              Ended          Ended         Ended          Ended          to
                                                             10/31/98       10/31/97      10/31/96      10/31/95**    10/31/94
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $17.44          $17.37        $15.94        $14.78        $14.59
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                0.29            0.33          0.16          0.12          0.02
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                            1.46            3.59          2.69          1.83          0.17
                                                             -------------------------------------------------------------------
          Total from investment operations                       1.75            3.92          2.85          1.95          0.19
                                                             -------------------------------------------------------------------
Distributions
     Dividends from net investment income                      (0.33)          (0.18)        (0.14)       ---------     --------
     Distributions from realized capital gains                 (1.22)          (3.67)        (1.28)        (0.79)       --------
                                                             -------------------------------------------------------------------
          Total distributions                                  (1.55)          (3.85)        (1.42)        (0.79)       --------
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $17.64          $17.44        $17.37        $15.94        $14.78
--------------------------------------------------------------------------------------------------------------------------------

Total Return                                                   10.55%          27.24%        19.23%        14.22%         4.82%  @
================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                        $36,661         $36,334       $28,470       $22,026       $16,326
--------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets             1.415%           1.34%         1.34%         1.34%         1.34% #
--------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                              1.57%           2.01%         0.98%         0.79%         0.13% #
--------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                      22%             36%          169%           54%           39%
--------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                              1.51%           1.55%         1.55%         1.62%         1.79% #
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                Equity--Income Fund
                                                          ---------------------------------------------------------------
                                                                                    Class B
                                                          --------------------------------------------------------------
                                                             Year        Year         Year         Year       4/01/94*
                                                            Ended        Ended       Ended        Ended          to
                                                           10/31/98    10/31/97     10/31/96    10/31/95**    10/31/94
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $17.24        $17.22      $15.84      $14.77        $14.59
------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                              0.16          0.23        0.06        0.02        (0.02)
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                          1.46          3.54        2.69        1.84          0.20
                                                          --------------------------------------------------------------
          Total from investment operations                     1.62          3.77        2.75        1.86          0.18
                                                          --------------------------------------------------------------
Distributions
     Dividends from net investment income                    (0.21)        (0.08)      (0.09)     ---------     ---------
     Distributions from realized capital gains               (1.22)        (3.67)      (1.28)      (0.79)       ---------
                                                          --------------------------------------------------------------
          Total distributions                                (1.43)        (3.75)      (1.37)      (0.79)       ---------
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $17.43        $17.24      $17.22      $15.84        $14.77
------------------------------------------------------------------------------------------------------------------------

Total Return                                                  9.81%        26.29%      18.59%      13.58%         4.75% @
========================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                      $38,954       $36,191     $27,058     $19,874        $5,054
------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets           2.065%         1.99%       1.99%       1.99%         1.99% #
------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                            0.93%         1.36%       0.33%       0.13%       (0.52%) #
------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                    22%           36%        169%         54%           39%
------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                            2.16%         2.21%       2.20%       2.32%         2.82% #
------------------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
#    Annualized
+    Non-annualized
** Net investment income per share has been calculated using the average share method
@ Historical Total Return is the one-year performance return which includes Class C performance prior to commencement of operations.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                       Equity--Income Fund
                                                         ---------------------------------------------------------------------------

                                                                                           Class C
                                                         ---------------------------------------------------------------------------



                                                                                       Year Ended October 31,
                                                        ----------------------------------------------------------------------------


                                                             1998         1997        1996       1995**         1994         1993
 -----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                      $17.33       $17.27      $15.84       $14.77       $14.21       $12.05
 -----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                           0.17         0.23        0.06         0.02       (0.07)         0.01
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                       1.46         3.56        2.69         1.84         0.74         2.15
                                                        ----------------------------------------------------------------------------
           Total from investment operations                  1.63         3.79        2.75         1.86         0.67         2.16
                                                        ----------------------------------------------------------------------------
 Distributions
      Dividends from net investment income                 (0.21)       (0.06)      (0.04)      -------       (0.03)         -------
      Distributions from realized capital gains            (1.22)       (3.67)      (1.28)       (0.79)       (0.08)         -------
      Distributions from capital                          -------      -------     -------      -------      -------         -------
                                                        ----------------------------------------------------------------------------
           Total distributions                             (1.43)       (3.73)      (1.32)       (0.79)       (0.11)         -------
 -----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                            $17.53       $17.33      $17.27       $15.84       $14.77       $14.21
 -----------------------------------------------------------------------------------------------------------------------------------

 Total Return                                               9.83%       26.33%      18.53%       13.58%        4.75%       17.93%
 ===================================================================================================================================
 Ratios/Supplemental Data
 -----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                   $95,986      $94,649     $83,855      $83,719      $71,219      $64,223
 -----------------------------------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets        2.065%        1.99%       1.99%        1.99%        1.99%        1.99%
 -----------------------------------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                         0.93%        1.36%       0.33%        0.15%      (0.49%)        0.27%
 -----------------------------------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                                 22%          36%        169%          54%          39%          40%
 -----------------------------------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                           2.10%        2.19%       2.20%        2.23%        2.29%        2.35%
 -----------------------------------------------------------------------------------------------------------------------------------


                                                                        Equity--Income Fund
                                                         ------------------------------------------------
                                                                             Class C
                                                         ------------------------------------------------

                                                                Year Ended October 31,          8/28/89*
                                                        -------------------------------------     to
                                                              1992         1991        1990     10/31/89
 -------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                       $10.70        $8.22      $11.19      $12.25
 -------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                          (0.01)         0.02        0.05        0.01
      Net realized and unrealized gain/(loss) on
      investments and foreign currency                        1.37         2.54      (2.39)      (1.07)
                                                        ------------------------------------------------
           Total from investment operations                   1.36         2.56      (2.34)      (1.06)
                                                        ------------------------------------------------
 Distributions
      Dividends from net investment income                 -------       (0.03)      (0.05)      -------
      Distributions from realized capital gains            -------      -------      (0.58)      -------
      Distributions from capital                            (0.01)       (0.05)     -------      -------
                                                        ------------------------------------------------
           Total distributions                              (0.01)       (0.08)      (0.63)      -------
 -------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                             $12.05       $10.70       $8.22      $11.19
 -------------------------------------------------------------------------------------------------------

 Total Return                                               12.75%       31.32%    (22.16%)     (8.65%) +
 =======================================================================================================
 Ratios/Supplemental Data
 -------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                    $24,291      $15,354     $19,370     $30,627
 -------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets          2.47%        2.97%       2.85%       2.57% #
 -------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                        (0.15%)        0.27%       0.43%       0.37% #
 -------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                                  91%          37%         58%         65%
 -------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                            3.00%        3.12%         N/A         N/A
 -------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                   Balanced Fund
                                                           ------------------------------------------------------------------
                                                                                      Class A
                                                           ------------------------------------------------------------------
                                                             Year         Year           Year         Year        4/01/94*
                                                            Ended        Ended          Ended        Ended           to
                                                           10/31/98     10/31/97      10/31/96**   10/31/95**     10/31/94
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $12.58       $12.33        $12.02       $11.13         $11.06
----------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                               0.25         0.34          0.39         0.38           0.17
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                           1.04         1.52          1.07         1.35         (0.10)
                                                           -----------------------------------------------------------------
          Total from investment operations                      1.29         1.86          1.46         1.73           0.07
                                                           -----------------------------------------------------------------
Distributions
     Dividends from net investment income                     (0.32)       (0.45)        (0.40)       (0.32)       ---------
     Distributions from realized capital gains                (2.07)       (1.16)        (0.75)       (0.52)       ---------
                                                           -----------------------------------------------------------------
          Total distributions                                 (2.39)       (1.61)        (1.15)       (0.84)       ---------
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $11.48       $12.58        $12.33       $12.02         $11.13
----------------------------------------------------------------------------------------------------------------------------

Total Return                                                  12.42%       17.01%        13.10%       16.95%          0.76% @
============================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                       $14,415      $12,294       $10,873      $10,033         $7,830
----------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets             1.39%        1.34%         1.34%        1.34%          1.34% #
----------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                             2.11%        2.74%         3.32%        3.39%          2.72% #
----------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                    185%         211%          253%         226%           246%
----------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
       by adviser                                              1.53%        1.59%         1.55%        1.69%          1.86% #
----------------------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
#    Annualized
+    Non-annualized
** Net investment income per share has been calculated using the average share method
@ Historical Total Return is the one-year performance return which includes Class C performance prior to commencement of operations.

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                    Balanced Fund
                                                        ----------------------------------------------------------------------
                                                                                       Class B
                                                        ----------------------------------------------------------------------
                                                          Year           Year            Year           Year        4/01/94*
                                                         Ended          Ended           Ended          Ended           to
                                                        10/31/98      10/31/97**      10/31/96**     10/31/95**     10/31/94
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $12.49          $12.26         $11.98        $11.12         $11.06
------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                            0.18            0.25           0.31          0.30           0.12
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                        1.04            1.53           1.07          1.36         (0.06)
                                                        ----------------------------------------------------------------------
          Total from investment operations                   1.22            1.78           1.38          1.66           0.06
                                                        ----------------------------------------------------------------------
Distributions
     Dividends from net investment income                  (0.24)          (0.39)         (0.35)        (0.28)        --------
     Distributions from realized capital gains             (2.07)          (1.16)         (0.75)        (0.52)        --------
                                                        ----------------------------------------------------------------------
          Total distributions                              (2.31)          (1.55)         (1.10)        (0.80)        --------
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $11.40          $12.49         $12.26        $11.98         $11.12
------------------------------------------------------------------------------------------------------------------------------

Total Return                                               11.71%          16.27%         12.35%        16.31%          0.67%  @
==============================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                    $18,929         $17,140        $16,219        $9,875         $4,760
------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets          2.04%           1.99%          1.99%         1.99%          1.99% #
------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                          1.46%           2.09%          2.67%         2.69%          2.07% #
------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                 185%            211%           253%          226%           246%
------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                          2.18%           2.23%          2.20%         2.37%          2.73% #
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                 Balanced Fund
                                                  -----------------------------------------------------------------------------
                                                                                  Class C
                                                  -----------------------------------------------------------------------------
                                                                            Year Ended October 31,
                                                  -----------------------------------------------------------------------------

                                                      1998       1997**      1996**       1995**         1994         1993
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $12.62       $12.35      $12.02       $11.12       $11.52       $10.20
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                     0.18         0.25        0.32         0.31         0.22         0.21
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                 1.05         1.54        1.07         1.35       (0.15)         1.30
                                                  -----------------------------------------------------------------------------
          Total from investment operations            1.23         1.79        1.39         1.66         0.07         1.51
                                                  -----------------------------------------------------------------------------
Distributions
     Dividends from net investment income           (0.24)       (0.36)      (0.31)       (0.24)       (0.18)       (0.09)
     Distributions from realized capital gains      (2.07)       (1.16)      (0.75)       (0.52)       (0.29)       (0.10)
     Distributions from capital                    -------      -------     -------      -------      -------      -------
                                                  -----------------------------------------------------------------------------
          Total distributions                       (2.31)       (1.52)      (1.06)       (0.76)       (0.47)       (0.19)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $11.54       $12.62      $12.35       $12.02       $11.12       $11.52
-------------------------------------------------------------------------------------------------------------------------------

Total Return                                        11.68%       16.21%      12.41%       16.25%        0.67%       15.02%
===============================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000's)             $65,049      $68,261     $72,821      $80,626      $86,902      $96,105
-------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets   2.04%        1.99%       1.99%        1.99%        1.99%        1.99%
-------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to average
        net assets                                   1.47%        2.09%       2.67%        2.76%        1.93%        1.96%
-------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                          185%         211%        253%         226%         246%         196%
-------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense
        reimbursement by adviser                     2.18%        2.20%       2.20%        2.24%        2.22%        2.28%
-------------------------------------------------------------------------------------------------------------------------------


                                                                           Balanced Fund
                                                    -------------------------------------------------
                                                                           Class C
                                                    -------------------------------------------------
                                                           Year Ended October 31,         8/28/89*
                                                     ----------------------------------      to
                                                         1992         1991        1990    10/31/89
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $9.76        $8.12       $9.84       $10.17
----------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                        0.20         0.27        0.32         0.05
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                     0.87         1.70      (1.66)       (0.38)
                                                     -----------------------------------------------
          Total from investment operations               1.07         1.97      (1.34)       (0.33)
                                                     -----------------------------------------------
Distributions
     Dividends from net investment income              (0.19)       (0.33)      (0.26)      -------
     Distributions from realized capital gains         (0.44)      -------     -------      -------
     Distributions from capital                       -------      -------      (0.12)      -------
                                                     -----------------------------------------------
          Total distributions                          (0.63)       (0.33)      (0.38)      -------
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $10.20        $9.76       $8.12        $9.84
----------------------------------------------------------------------------------------------------

Total Return                                           11.25%       24.53%    (13.97%)      (3.24%) +
====================================================================================================
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
     Net assets, end of period (000's)                $48,160      $30,724     $34,713      $43,915
----------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets      2.40%        2.88%       2.63%        2.13% #
----------------------------------------------------------------------------------------------------
     Ratio of net investment income to average
        net assets                                      1.93%        2.77%       3.34%        3.09% #
----------------------------------------------------------------------------------------------------
     Portfolio turnover rate                             171%          84%         73%          84% #
----------------------------------------------------------------------------------------------------
     Expense ratio before expense
        reimbursement by adviser                        2.89%          N/A         N/A          N/A
----------------------------------------------------------------------------------------------------

*    Commencement of Operations
#    Annualized
+    Non-annualized
** Net investment income per share has been calculated using the average share method
@ Historical Total Return is the one-year performance return which includes Class C performance prior to commencement of operations.

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                  Strategic Income Fund
                                                             --------------------------------------------------------------
                                                                                        Class A
                                                             --------------------------------------------------------------
                                                              Year         Year          Year         Year      11/01/93*
                                                              Ended        Ended         Ended        Ended        to
                                                            10/31/98     10/31/97      10/31/96     10/31/95    10/31/94
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $9.76         $9.80        $9.07       $8.90       $10.00
---------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                 0.67          0.70         0.80        0.78         0.65
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                           (0.63)          0.28         0.72        0.18       (1.10)
                                                             --------------------------------------------------------------
          Total from investment operations                        0.04          0.98         1.52        0.96       (0.45)
                                                             --------------------------------------------------------------
Distributions
     Dividends from net investment income                       (0.67)        (0.84)       (0.79)      (0.79)       (0.65)
     Distributions from realized capital gains                  (0.14)        (0.18)       ------      ------       ------
                                                             --------------------------------------------------------------
          Total distributions                                   (0.81)        (1.02)       (0.79)      (0.79)       (0.65)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $8.99         $9.76        $9.80       $9.07        $8.90
---------------------------------------------------------------------------------------------------------------------------

Total Return                                                     0.22%        10.57%       17.35%      11.43%      (3.79%)
===========================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                         $15,296       $15,924      $13,382     $10,041      $15,507
---------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets               1.50%         1.50%        1.50%       1.07%        0.41%
---------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                               7.02%         7.25%        8.28%       9.08%        8.26%
---------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                      162%          193%          68%        180%         136%
---------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                               1.56%         1.61%        1.65%       1.69%         .96%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                                   Strategic Income Fund
                                                             -----------------------------------------------------------------
                                                                                          Class B
                                                             -----------------------------------------------------------------
                                                                Year          Year          Year          Year      4/01/94*
                                                               Ended          Ended        Ended         Ended         to
                                                              10/31/98      10/31/97      10/31/96      10/31/95    10/31/94
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.76          $9.80        $9.07        $8.90        $9.31
------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                  0.61           0.64         0.73         0.73         0.38
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                            (0.63)           0.28         0.73         0.17       (0.41)
                                                             -----------------------------------------------------------------
          Total from investment operations                       (0.02)           0.92         1.46         0.90       (0.03)
                                                             -----------------------------------------------------------------
Distributions
     Dividends from net investment income                        (0.61)         (0.78)       (0.73)       (0.73)       (0.38)
     Distributions from realized capital gains                   (0.14)         (0.18)      ---------    ---------    -------
                                                             -----------------------------------------------------------------
          Total distributions                                    (0.75)         (0.96)       (0.73)       (0.73)       (0.38)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $8.99          $9.76        $9.80        $9.07        $8.90
------------------------------------------------------------------------------------------------------------------------------

Total Return                                                    (0.43%)          9.86%       16.59%       10.72%      (4.18%)  @
==============================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                          $29,210        $34,590      $30,890      $20,672       $5,440
------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                2.15%          2.15%        2.15%        1.95%        1.00% #
------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                                6.39%          6.60%        7.63%        8.10%        8.59% #
------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                       162%           193%          68%         180%         136%
------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                                2.21%          2.23%        2.27%        2.38%        2.04% #
------------------------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
#    Annualized
@ Historical Total Return is the one-year performance return which includes Class A performance prior to commencement of operations.

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                Strategic Income Fund
                                                             ------------------------------------------------------------
                                                                                      Class C
                                                             ------------------------------------------------------------
                                                               Year         Year        Year          Year     4/01/94*
                                                              Ended         Ended      Ended         Ended        to
                                                             10/31/98     10/31/97    10/31/96      10/31/95   10/31/94
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $9.76         $9.80      $9.07        $8.90       $9.31
-------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                 0.61          0.64       0.73         0.73        0.38
     Net realized and unrealized gain/(loss) on
     investments and foreign currency                           (0.63)          0.28       0.73         0.17      (0.41)
                                                             ------------------------------------------------------------
          Total from investment operations                      (0.02)          0.92       1.46         0.90      (0.03)
                                                             ------------------------------------------------------------
Distributions
     Dividends from net investment income                       (0.61)        (0.78)     (0.73)       (0.73)      (0.38)
     Distributions from realized capital gains                  (0.14)        (0.18)       ---          ---         ---
                                                             ------------------------------------------------------------
          Total distributions                                   (0.75)        (0.96)     (0.73)       (0.73)      (0.38)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $8.99         $9.76      $9.80        $9.07       $8.90
-------------------------------------------------------------------------------------------------------------------------

Total Return                                                   (0.43%)         9.86%     16.59%       10.72%     (4.20%)  @
=========================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                         $33,537       $32,683    $22,783      $14,273      $8,439
-------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets               2.15%         2.15%      2.15%        1.95%       1.00% #
-------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                               6.37%         6.60%      7.63%        8.25%       8.59% #
-------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                      162%          193%        68%         180%        136%
-------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                               2.21%         2.24%      2.28%        2.37%       1.96% #
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 Investment Quality Bond Fund
                                                          ----------------------------------------------------------------------
                                                                                         Class A
                                                          ---------------------------------------------------------------------
                                                                                   Year Ended October 31,
                                                          ---------------------------------------------------------------------

                                                           1998          1997          1996          1995          1994
 ------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                        $10.52       $10.34        $10.56         $9.74         $11.16
 ------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                             0.68         0.67          0.66          0.68           0.60
      Net realized and unrealized gain/(loss)on
        investments                                            0.10         0.18        (0.20)          0.82         (1.37)
                                                          ---------------------------------------------------------------------
           Total from investment operations                    0.78         0.85          0.46          1.50         (0.77)
                                                          ---------------------------------------------------------------------
 Distributions
      Dividends from net investment income                   (0.67)       (0.67)        (0.68)        (0.68)         (0.56)
      Distributions from realized capital gains                ---          ---           ---           ---          (0.09)
      Distributions from capital                               ---          ---           ---           ---            ---
                                                          ---------------------------------------------------------------------
           Total distributions                               (0.67)       (0.67)        (0.68)        (0.68)         (0.65)
 ------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                              $10.63       $10.52        $10.34        $10.56          $9.74
 ------------------------------------------------------------------------------------------------------------------------------

 Total Return                                                 7.63%        8.57%         4.52%        15.91%        (7.08%)
 ==============================================================================================================================
 Ratios/Supplemental Data
 ------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                      $6,730       $7,110        $9,056       $10,345        $11,150
 ------------------------------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets           1.25%        1.25%         1.25%         1.25%          1.25%
 ------------------------------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                           6.45%        6.54%         6.37%         6.72%          5.86%
 ------------------------------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                                   48%          65%           56%          132%           186%
 ------------------------------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                             1.54%        1.62%         1.55%         1.73%          1.74%
 ------------------------------------------------------------------------------------------------------------------------------


                                                                Investment Quality Bond Fund
                                                           --------------------------------------
                                                                             Class A
                                                           --------------------------------------
                                                                Year Ended October 31,
                                                           -----------------------------  5/01/91*
                                                                                             to
                                                               1993          1992         10/31/91
 -------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                           $10.56        $10.26    $10.00
 --------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                                0.66          0.82          0.40
      Net realized and unrealized gain/(loss)on
        investments                                               0.64          0.27          0.30
                                                            ---------------------------------------
           Total from investment operations                       1.30          1.09          0.70
                                                            ---------------------------------------
 Distributions
      Dividends from net investment income                      (0.64)        (0.79)        (0.40)
      Distributions from realized capital gains                 (0.06)          ---           ---
      Distributions from capital                                  ---           ---         (0.04)
                                                            ---------------------------------------
           Total distributions                                  (0.70)        (0.79)        (0.44)
 --------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                 $11.16        $10.56        $10.26
 --------------------------------------------------------------------------------------------------

 Total Return                                                   12.66%        11.00%         7.21% +
 ==================================================================================================
 Ratios/Supplemental Data
 --------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                        $14,674        $6,773        $2,713
 --------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net assets              0.98%         0.00%         0.00% #
  --------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                              5.82%         7.76%         7.08% #
 --------------------------------------------------------------------------------------------------
      Portfolio turnover rate                                      41%           44%           39% #
 --------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                                1.57%         2.56%         3.37% #
 --------------------------------------------------------------------------------------------------

* Commencement of Operations
# Annualized
+ Non-annualized
@ Historical Total Return is the one-year performance return which includes
  Class A performance prior to commencement of operations.

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                               Investment Quality Bond Fund
                                                            ------------------------------------------------------------------
                                                                                           Class B
                                                            ------------------------------------------------------------------
                                                              Year          Year           Year          Year       4/01/94*
                                                             Ended          Ended         Ended         Ended          to
                                                            10/31/98      10/31/97       10/31/96      10/31/95     10/31/94
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.52         $10.33        $10.55        $9.74        $10.21
------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                0.61           0.60          0.60         0.61          0.33
     Net realized and unrealized gain/(loss)on
       investments                                               0.10           0.20         (0.20)        0.82         (0.51)
                                                            ------------------------------------------------------------------
          Total from investment operations                       0.71           0.80          0.40         1.43         (0.18)
                                                            ------------------------------------------------------------------
Distributions
     Dividends from net investment income                       (0.61)         (0.61)        (0.62)       (0.62)        (0.29)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.62         $10.52        $10.33       $10.55         $9.74
------------------------------------------------------------------------------------------------------------------------------

Total Return                                                     6.93%          8.05%         3.92%       15.12%        (7.34%)@
==============================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                         $4,845         $4,613        $4,678       $3,472          $489
------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets               1.90%          1.90%         1.90%        1.90%         1.90% #
------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                               5.81%          5.89%         5.72%        5.95%         5.70% #
------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                       48%            65%           56%         132%          186%
------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                               2.20%          2.33%         2.27%        2.69%         4.88% #
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               Investment Quality Bond Fund
                                                           --------------------------------------------------------------------
                                                                                          Class C
                                                           --------------------------------------------------------------------
                                                              Year          Year            Year           Year      4/01/94*
                                                             Ended          Ended          Ended          Ended         to
                                                            10/31/98      10/31/97        10/31/96       10/31/95    10/31/94
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.52         $10.33         $10.55         $9.74       $10.21
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                0.61           0.60           0.60          0.61         0.33
     Net realized and unrealized gain/(loss)on
       investments                                               0.10           0.20          (0.20)         0.82        (0.51)
                                                           --------------------------------------------------------------------
          Total from investment operations                       0.71           0.80           0.40          1.43        (0.18)
                                                           --------------------------------------------------------------------
Distributions
     Dividends from net investment income                       (0.61)         (0.61)         (0.62)        (0.62)       (0.29)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.62         $10.52         $10.33        $10.55        $9.74
-------------------------------------------------------------------------------------------------------------------------------

Total Return                                                     6.93%          8.05%          3.92%        15.12%       (7.34%)  @
===============================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                         $5,532         $6,109         $7,543        $7,206       $2,406
-------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets               1.90%          1.90%          1.90%         1.90%        1.90% #
-------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                               5.81%          5.89%          5.72%         6.00%        5.70% #
-------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                       48%            65%            56%          132%         186%
-------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                               2.20%          2.29%          2.22%         2.50%        3.05% #
-------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations
# Annualized
+ Non-annualized
@ Historical Total Return is the one-year performance return which includes
  Class A performance prior to commencement of operations.

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                     National Municipal Bond Fund
                                                             -----------------------------------------------------------------------

                                                                                               Class A
                                                             -----------------------------------------------------------------------

                                                                                Year Ended October 31,                  7/06/93*
                                                             -------------------------------------------------------       to
                                                                1998       1997        1996        1995        1994     10/31/93
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $10.09      $9.73       $9.62       $8.82      $10.25       $10.00
---------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                               0.47       0.48        0.48          0.51        0.51       0.17
     Net realized and unrealized gain/(loss)on
       investments                                              0.13       0.36        0.11        0.80      (1.43)         0.24
                                                             --------------------------------------------------------------------
          Total from investment operations                      0.60       0.84        0.59        1.31      (0.92)         0.41
                                                             --------------------------------------------------------------------
Distributions
     Dividends from net investment income                     (0.47)     (0.48)      (0.48)      (0.51)      (0.51)       (0.16)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $10.22     $10.09       $9.73       $9.62       $8.82       $10.25
---------------------------------------------------------------------------------------------------------------------------------

Total Return                                                     6.04%    8.85%       6.31%      15.26%     (9.24%)        4.17%  +
=================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                        $5,820     $6,347      $7,710      $7,618      $7,663       $9,131
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets             1.00%      0.99%       0.99%       0.80%       0.57%        0.23% #
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                               4.60%    4.87%       4.99%       5.55%       5.28%        4.86% #
---------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                     43%        29%         49%         44%          6%         150% #
---------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
       by adviser                                              1.23%      1.23%       1.25%       1.34%       1.26%        1.10% #
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                            National Municipal Bond Fund
                                                                -------------------------------------------------------------------
                                                                                              Class B
                                                                -------------------------------------------------------------------
                                                                   Year           Year          Year           Year      4/01/94*
                                                                  Ended           Ended        Ended          Ended         to
                                                                 10/31/98       10/31/97      10/31/96       10/31/95    10/31/94
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.09           $9.73        $9.62         $8.81        $9.30
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                     0.38            0.40         0.40          0.43         0.25
     Net realized and unrealized gain/(loss)on
       investments                                                    0.13            0.36         0.11          0.81       (0.49)
                                                                -------------------------------------------------------------------
          Total from investment operations                            0.51            0.76         0.51          1.24       (0.24)
                                                                -------------------------------------------------------------------
Distributions
     Dividends from net investment income                           (0.38)          (0.40)       (0.40)        (0.43)       (0.25)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.22          $10.09        $9.73         $9.62        $8.81
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                         5.15%           7.94%        5.41%        14.42%      (9.71%) @
===================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                              $5,273          $6,532       $6,130        $5,876       $2,036
-----------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                   1.85%           1.84%        1.84%         1.70%        1.24% #
-----------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                                   3.75%           4.02%        4.14%         4.59%        4.62% #
-----------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                           43%             29%          49%           44%           6% #
-----------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                                   2.08%           2.15%        2.11%         2.41%        2.81% #
-----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
#    Annualized
+    Non-annualized
@ Historical Total Return is the one-year performance return which includes Class A performance prior to commencement of operations.



    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                                      National Municipal Bond Fund
                                                                -----------------------------------------------------------------
                                                                                               Class C
                                                                -----------------------------------------------------------------
                                                                   Year          Year          Year          Year     4/01/94*
                                                                  Ended          Ended        Ended         Ended        to
                                                                 10/31/98      10/31/97      10/31/96      10/31/95   10/31/94
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.09          $9.73        $9.62        $8.81       $9.30
---------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                     0.38           0.40         0.40         0.43        0.25
     Net realized and unrealized gain/(loss)on
       investments                                                    0.13           0.36         0.11         0.81      (0.49)
                                                                -----------------------------------------------------------------
          Total from investment operations                            0.51           0.76         0.51         1.24      (0.24)
                                                                -----------------------------------------------------------------
Distributions
     Dividends from net investment income                           (0.38)         (0.40)       (0.40)       (0.43)      (0.25)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.22         $10.09        $9.73        $9.62       $8.81
---------------------------------------------------------------------------------------------------------------------------------

Total Return                                                         5.15%          7.94%        5.41%       14.42%     (9.71%) @
=================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                              $5,147         $5,305       $5,693       $6,834      $1,911
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                   1.85%          1.84%        1.84%        1.70%       1.24% #
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                                   3.75%          4.02%        4.14%        4.53%       4.62% #
----------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                           43%            29%          49%          44%          6%
----------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                                   2.08%          2.15%        2.25%        2.63%       2.78% #
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              U.S. Government Securities Fund
                                                   ---------------------------------------------------------------------------------
                                                                                       Class A
                                                   ---------------------------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                    --------------------------------------------------------------------------------
                                                           1998        1997      1996**          1995          1994        1993
 -----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                     $9.94       $9.80       $9.98         $9.45        $10.35      $10.04
 -----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                         0.56        0.59        0.56          0.63          0.53        0.51
      Net realized and unrealized gain/(loss)on
        investments                                        0.16        0.13      (0.12)          0.57        (0.74)        0.34
                                                    --------------------------------------------------------------------------------
           Total from investment operations                0.72        0.72        0.44          1.20        (0.21)        0.85
                                                    --------------------------------------------------------------------------------
 Distributions
      Dividends from net investment income               (0.58)      (0.58)      (0.56)        (0.67)        (0.50)      (0.50)
      Dividends in excess of net investment
        income                                          -------     -------      (0.06)       -------       -------     -------

      Distributions from realized capital gains         -------     -------     -------       -------        (0.19)      (0.04)
      Distributions from capital                        -------     -------     -------       -------       -------     -------
                                                    --------------------------------------------------------------------------------
           Total distributions                           (0.58)      (0.58)      (0.62)        (0.67)        (0.69)      (0.54)
 -----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                          $10.08       $9.94       $9.80         $9.98         $9.45      $10.35
 -----------------------------------------------------------------------------------------------------------------------------------
 Total Return                                             7.41%       7.56%       4.64%        13.15%       (2.13%)       8.64%
 ===================================================================================================================================
 Ratios/Supplemental Data
 -----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)                 $49,624     $53,235     $72,774       $81,179      $100,622    $163,296
 -----------------------------------------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net
       assets                                             1.25%       1.25%       1.25%         1.25%         1.25%       1.07%
 -----------------------------------------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                       5.65%       6.20%       5.71%         6.54%         5.39%       4.97%
 -----------------------------------------------------------------------------------------------------------------------------------
      Portfolio turnover rate                              116%        364%        477%          469%          279%        208%
 -----------------------------------------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                         1.40%       1.42%       1.41%         1.45%         1.47%       1.42%
 -----------------------------------------------------------------------------------------------------------------------------------



                                                             U.S. Government Securities Fund
                                                        ------------------------------------------
                                                                         Class A
                                                        ------------------------------------------
                                                             Year Ended October 31,      8/28/89*
                                                       -------------------------------     to
                                                      1992          1991         1990    10/31/89
 -------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                $9.89         $9.47        $9.74       $9.73
 -------------------------------------------------------------------------------------------------
 Investment Operations:
      Net investment income/(loss)                     0.74         0.84         0.75        0.15
      Net realized and unrealized gain/(loss)on
        investments                                    0.13         0.42       (0.20)        0.01
                                                   -----------------------------------------------
           Total from investment operations            0.87         1.26         0.55        0.16
                                                   -----------------------------------------------
 Distributions
      Dividends from net investment income            (0.72)       (0.84)       (0.75)      (0.15)
      Dividends in excess of net investment
        income                                          ---          ---          ---         ---
      Distributions from realized capital gains         ---          ---          ---         ---
      Distributions from capital                        ---          ---        (0.07)        ---
                                                   ------------------------------------------------
           Total distributions                        (0.72)       (0.84)       (0.82)      (0.15)
 --------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                      $10.04        $9.89        $9.47       $9.74
 --------------------------------------------------------------------------------------------------

 Total Return                                         9.15%        13.86%        5.90%       1.66% +
 ==================================================================================================
 Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
      Net assets, end of period (000's)            $118.543      $45,662      $43,299     $56,069
---------------------------------------------------------------------------------------------------
      Ratio of total expenses to average net
        assets                                        0.24%         0.68%        2.28%       2.18% #
---------------------------------------------------------------------------------------------------
      Ratio of net investment income to average
         net assets                                   7.21%         8.65%        7.89%       8.54% #
--------------------------------------------------------------------------------------------------
      Portfolio turnover rate                          108%          195%          71%         93% #
--------------------------------------------------------------------------------------------------
      Expense ratio before expense
         reimbursement by adviser                     2.13%         2.61%        2.57%         N/A
--------------------------------------------------------------------------------------------------

   *  Commencement of Operations
   +  Non-annualized
   #  Annualized
   ** Net investment income per share has been calculated using the average share method
   @ Historical Total Return is the one-year performance return which includes Class C performance prior to commencement of operations.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
================================================================================

                                                                                U.S. Government Securities Fund
                                                              --------------------------------------------------------------------
                                                                                           Class B
                                                              --------------------------------------------------------------------
                                                                 Year           Year          Year          Year        4/01/94*
                                                                Ended          Ended         Ended         Ended          to
                                                               10/31/98       10/31/97      10/31/96**    10/31/95     10/31/94
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.94          $9.80         $9.98        $9.45         $9.77
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                   0.49           0.54          0.50         0.56          0.29
     Net realized and unrealized gain/(loss) on
       investments                                                  0.15           0.11         (0.12)        0.58         (0.35)
                                                              --------------------------------------------------------------------
          Total from investment operations                          0.64           0.65          0.38         1.14         (0.06)
                                                              --------------------------------------------------------------------
Distributions
     Dividends from net investment income                          (0.51)         (0.51)        (0.50)       (0.61)        (0.26)
     Distributions in excess of net investment income             ------         ------         (0.06)      ------        ------
                                                              --------------------------------------------------------------------
          Total distributions                                      (0.51)         (0.51)        (0.56)       (0.61)        (0.26)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.07          $9.94         $9.80        $9.98         $9.45
----------------------------------------------------------------------------------------------------------------------------------

Total Return                                                        6.60%          6.84%         3.97%       12.45%        (2.44%) @
=================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                           $17,850        $16,659       $19,444      $13,993        $2,746
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                  1.90%          1.90%         1.90%        1.90%         1.90% #
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                                  4.99%          5.55%         5.06%        5.53%         5.06% #
---------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                         116%           364%          477%         469%          279%
---------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                                  2.05%          2.09%         2.06%        2.28%         3.40% #
---------------------------------------------------------------------------------------------------------------------------------

================================================================================

                                                                                    U.S. Government Securities Fund
                                                              -------------------------------------------------------------------
                                                                                             Class C
                                                              -------------------------------------------------------------------
                                                                 Year           Year           Year          Year      4/01/94*
                                                                Ended          Ended          Ended         Ended         to
                                                               10/31/98      10/31/97**      10/31/96      10/31/95    10/31/94
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.94           $9.80         $9.98        $9.45        $9.77
---------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                                   0.49            0.54          0.50         0.56         0.26
     Net realized and unrealized gain/(loss)on
       investments                                                  0.15            0.11         (0.12)        0.58        (0.32)
                                                              -------------------------------------------------------------------
          Total from investment operations                          0.64            0.65          0.38         1.14        (0.06)
                                                              -------------------------------------------------------------------
Distributions
     Dividends from net investment income                          (0.51)          (0.51)        (0.50)       (0.61)       (0.26)
     Distributions in excess of net investment income             ------          ------         (0.06)      ------       ------
                                                              -------------------------------------------------------------------
          Total distributions                                      (0.51)          (0.51)        (0.56)       (0.61)       (0.26)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.07           $9.94         $9.80        $9.98        $9.45
---------------------------------------------------------------------------------------------------------------------------------

Total Return                                                        6.60%           6.84%         3.97%       12.45%       (2.44%) @
=================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                           $12,708         $14,716       $20,009      $20,186      $10,766
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                  1.90%           1.90%         1.90%        1.90%        1.90% #
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                                  5.00%           5.55%         5.06%        5.74%        5.06% #
---------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                         116%            364%          477%         469%         279%
---------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement
        by adviser                                                  2.05%           2.09%         2.06%        2.15%        2.44% #
---------------------------------------------------------------------------------------------------------------------------------


   *  Commencement of Operations
   +  Non-annualized
   #  Annualized
   ** Net investment income per share has been calculated using the average share method
   @ Historical Total Return is the one-year performance return which includes Class A performance prior to commencement of operations.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
================================================================================

                                                                                     Money Market Fund
                                                           -------------------------------------------------------------------
                                                                                         Class A
                                                           -------------------------------------------------------------------
                                                                                   Year Ended October 31,
                                                           -------------------------------------------------------------------

                                                                   1998        1997         1996        1995          1994
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $1.00       $1.00        $1.00       $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income                                         0.05        0.05         0.05        0.05          0.03
Distributions
     Dividends from net investment income                         (0.05)      (0.05)       (0.05)      (0.05)        (0.03)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $1.00       $1.00        $1.00       $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------------

Total Return                                                       5.18%       5.13%        5.16%       5.60%         3.48%
==============================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000's)                          $10,295     $11,057       $8,087     $11,379        $8,499
------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                 0.50%       0.50%        0.50%       0.50%         0.50%
------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to average
      net assets                                                   5.06%       5.02%        5.02%       5.45%         3.40%
------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense
        reimbursement by adviser                                   0.92%       0.96%        0.95%       0.96%         0.95%
------------------------------------------------------------------------------------------------------------------------------


                                                                                     Money Market Fund
                                                           ---------------------------------------------------------------
                                                                                         Class A
                                                           ---------------------------------------------------------------
                                                                              Year Ended October 31,
                                                           --------------------------------------------------    8/28/89*
                                                                                                                    to
                                                                   1993         1992        1991         1990    10/31/89
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $1.00        $1.00       $1.00        $1.00       $1.00
--------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income                                         0.03         0.04        0.06         0.06        0.01
Distributions
     Dividends from net investment income                         (0.03)       (0.04)      (0.06)       (0.06)      (0.01)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $1.00        $1.00       $1.00        $1.00       $1.00
--------------------------------------------------------------------------------------------------------------------------

Total Return                                                       2.80%        3.69%       6.22%        5.76%       0.53% +
==========================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000's)                          $18,109       $2,244      $3,421       $4,526      $7,781
--------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                 0.50%        0.50%       1.00%        2.45%       1.96% #
--------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to average
        net assets                                                 2.75%        3.77%       6.01%        5.52%       6.59% #
--------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense
        reimbursement by adviser                                   1.32%        2.71%       2.68%        2.47%         N/A
--------------------------------------------------------------------------------------------------------------------------


================================================================================


                                                                                       Money Market Fund
                                                            ------------------------------------------------------------------------

                                                                                            Class B
                                                            ----------------------------------------------------------------------
                                                                Year           Year           Year           Year       4/01/94*
                                                               Ended           Ended          Ended          Ended         to
                                                              10/31/98       10/31/97       10/31/96       10/31/95     10/31/94
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $1.00          $1.00          $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income                                        0.05           0.05           0.05          0.05          0.02
Distributions
     Dividends from net investment income                        (0.05)         (0.05)         (0.05)        (0.05)        (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $1.00          $1.00          $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------------------------------

Total Return                                                      5.18%          5.13%          5.16%         5.60%         3.48% @
==================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                          $5,919         $3,332         $3,062        $1,564          $312
----------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                0.50%          0.50%          0.50%         0.50%         0.50% #
----------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                                5.02%          5.02%          5.02%         5.52%         3.96% #
----------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement by
        adviser                                                   0.98%          1.05%          1.18%         1.41%         4.83% #
----------------------------------------------------------------------------------------------------------------------------------


   *  Commencement of Operations
   +  Non-annualized
   #  Annualized
   @ Historical Total Return is the one-year performance return which includes Class A performance prior to commencement of operations.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
================================================================================


                                                                                       Money Market Fund
                                                             ---------------------------------------------------------------------
                                                                                           Class C
                                                             ---------------------------------------------------------------------
                                                                 Year          Year          Year           Year        4/01/94*
                                                                 Ended         Ended         Ended          Ended          to
                                                               10/31/98      10/31/97      10/31/96      10/31/95      10/31/94
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $1.00         $1.00         $1.00         $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income                                         0.05          0.05          0.05          0.05           0.02
Distributions
     Dividends from net investment income                         (0.05)        (0.05)        (0.05)        (0.05)         (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $1.00         $1.00         $1.00         $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------------------

Total Return                                                       5.18%         5.13%         5.16%         5.60%          3.48% @

=================================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)                           $8,237        $7,539        $9,840        $9,394        $12,170
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of total expenses to average net assets                 0.50%         0.50%         0.50%         0.50%          0.50% #
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income (loss) to average
        net assets                                                 5.05%         5.01%         5.02%         5.46%          3.96% #
---------------------------------------------------------------------------------------------------------------------------------
     Expense ratio before expense reimbursement by
        adviser                                                    0.94%         1.00%         0.98%         0.95%          1.18% #
---------------------------------------------------------------------------------------------------------------------------------



   *  Commencement of Operations
   +  Non-annualized
   #  Annualized
   @ Historical Total Return is the one-year performance return which includes Class A performance prior to commencement of operations.



   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS -
October 31, 1998 (showing percentage of total value of investments)
--------------------------------------------------------------------------------

   ----------------------------------------------------------------------------
   International Small Cap Fund
   ----------------------------------------------------------------------------
                                                      Shares             Value
                                                      ------             -----
   COMMON STOCKS - 65.99%
   Agricultural Machinery - 0.10%
   Kverneland AS                                         775          $17,050
                                                                      -------

   Agriculture - 1.59%
   Nutreco Holding N.V.                                8,000           271,883
                                                                       -------

   Air Travel - 1.57%
   Ryanair Holdings PLC, ADR *                         9,100           267,312
                                                                       -------

   Automobiles & Related - 0.46%
   Haldex *                                            6,995            78,857
                                                                        ------

   Broadcasting - 3.02%
   Capital Radio                                      20,400           171,742
   Editoriale L'Espresso SPA                           9,650            85,932
   Flextech PLC                                       27,550           258,218
                                                                       -------
                                                                       515,892
   Business Services - 10.11%
   Altran Technologies SA                              3,050           596,726
   Brunel International *                              4,975           140,587
   BTG PLC                                            15,075            83,262
   Kobenhavns Lufthavne                                2,275           263,695
   Select Appointments Holdings PLC                   25,775           224,326
   Semcon AB *                                        11,625           100,524
   Sixt AG                                             1,525           314,851
                                                                       -------
                                                                     1,723,971
   Computers & Business Equipment - 3.17%
   Fuji Software ABC, Inc.                             4,600           173,615
   Psion PLC                                          44,350           367,431
                                                                       -------
                                                                       541,046
   Conglomerates - 1.06%
   Misys                                              25,785           180,825
                                                                       -------

   Containers & Glass - 1.34%
   Schmalbach Lubeca AG                                1,500           228,645
                                                                       -------

   Drugs & Health Care - 3.15%
   Icon PLC *                                          5,000           140,000
   Orvitus AB *                                        7,350            49,904
   Schwarz Pharma AG                                   4,950           346,635
                                                                       -------
                                                                       536,539
   Electronics - 2.26%
   VTech Holdings, Ltd.                              102,800           385,583
                                                                       -------

   Energy - 0.93%
   Vesta Wind Systems *                                3,275           158,602
                                                                       -------

   Food & Beverages - 2.52%
   Chipita International *                             1,125            31,502
   Raisio Tehtaat Oy PLC                              29,500           398,174
                                                                       -------
                                                                       429,676
   Homebuilders - 1.37%
   IHC Caland NV                                       5,175           234,038
                                                                       -------

   Hotels & Restaurants - 9.75%
   Doutor Coffee Company                               7,000           222,165
   Grupo Posadas SA *                                246,575            92,697
   J.D. Wetherspoon PLC                               52,965           175,522
   Pizza Express                                      38,275           486,862
   Tele Pizza *                                       83,975           685,469
                                                                       -------
                                                                     1,662,715

   Household Appliances & Furnishings - 3.14%
   Dorel Industries, Inc. *                            9,675          $129,481
   Hunter Douglas                                      6,350           227,702
   Industrie Natuzzi SPA, ADR                          9,825           178,692
                                                                       -------
                                                                       535,875
   Industrial Machinery - 2.73%
   KCI Konecranes International PLC                    4,525           196,700
   Tomra Systems AS                                    7,125           200,295
   Turbon International AG *                           5,550            70,359
                                                                        ------
                                                                       467,354
   International Oil - 0.88%
   British-Borneo Petroleum                           39,716           149,231
                                                                       -------

   Leisure Time - 3.16%
   Cinar Films, Inc., Class B *                       20,250           427,781
   KTM-Motorraholding *                                1,600           110,534
                                                                       -------
                                                                       538,315
   Paper - 0.17%
   Aracruz Cellulose SA *                              3,500            29,313
                                                                        ------

   Retail Trade - 3.87%
   Beter Bed Holdings NV                               3,225            86,301
   Bulgari SPA                                        48,925           267,968
   Douglas Holdings AG New *                             202            11,231
   Douglas Holdings AG                                 4,275           245,171
   Narvesen ASA                                        2,300            49,976
                                                                        ------
                                                                       660,647
   Software - 4.37%
   Dassault Systems SA                                 7,725           294,768
   Eidos PLC ADR *                                     6,775            94,003
   Ixos Software *                                       400            43,465
   JBA Holdings PLC                                   33,125           160,780
   Nippon System Development                           6,000           152,856
                                                                       -------
                                                                       745,872
   Telecommunication Services - 2.88%
   Energis PLC *                                      23,425           315,611
   Global Telesystems Group, Inc. *                    4,400           176,275
                                                                       -------
                                                                       491,886
   Telephone - 2.39%
   Netcom Systems AB, Class B *                       10,875           408,196
                                                                       -------

   TOTAL COMMON STOCKS
     (Cost $10,035,650)                                            $11,259,323
                                                                   -----------

   PREFERRED STOCKS - 5.54%
   Automobiles - 2.28%
   Porsche AG                                            220          $389,134
                                                                      --------

   Financial Services - 3.26%
   Marschollek, Lautenschlaeger und                    1,090           556,022
                                                                       -------

   TOTAL PREFERRED STOCKS
     (Cost $630,836)                                                  $945,156
                                                                      --------

   WARRANTS - 0.01%
   Gold Peak Industries (Expiration date
     08/06/00; strike price HKD 5.25) *               36,000              $865
                                                                          ----

   TOTAL WARRANTS (Cost $0)                                               $865
                                                                          ----

                                                   Principal             Value
                                                   ---------             -----
   SHORT TERM INVESTMENTS - 14.18%
   Navigator Securities Lending Trust             $1,714,449        $1,714,449
   SSGA Money Market Fund                            704,421           704,421
                                                                       -------
                                                                    $2,418,870
                                                                    ==========


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   REPURCHASE AGREEMENT - 14.28%
   Repurchase Agreement with State Street Bank &
   Trust Co. dated 10/30/98 at 4.25%, to be repurchased at
   $2,436,863 on 11/02/98, collateralized by $2,115,000 U.S.
   Treasury Notes, 7.00% due 07/15/06 (valued at
   $2,531,965 including interest)                 $2,436,000        $2,436,000
                                                                    ----------

   TOTAL INVESTMENTS (International                                $17,060,214
     Small Cap Fund) (Cost $15,521,356)

   ----------------------------------------------------------------------------
   International Growth and Income Fund
   ----------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   COMMON STOCKS - 87.10%
   Apparel & Textiles - 0.84%
   Christian Dior                                      2,200          $232,437
                                                                      --------

   Auto Parts - 2.11%
   Autoliv, Inc.                                      17,500           582,885
                                                                       -------

   Banking - 10.06%
   Banco Pinto & Sotto Mayor *                        10,313           197,623
   Bank of Austria AG                                  2,000           108,818
   Bank of Austria AG                                  2,200           105,351
   Cie Fin Paribas                                     3,700           271,978
   Dao Heng Bank Group                               123,000           256,482
   Bank of Fukuoka, Ltd.                              48,000           192,692
   Lloyds TSB Group PLC                               23,700           292,542
   Royal Bank of Canada                                8,900           410,104
   Societe Generale                                    2,244           296,863
   Sparebanken *                                       8,820           167,692
   UBS AG                                                900           246,698
   Westpac Banking Corp., Ltd.                        34,000           206,911
   Yapi ve Kredi Bankasi AS                        2,058,013            23,224
                                                                        ------
                                                                     2,776,978
   Broadcasting - 1.95%
   Central Europe Media Enterprises,                   5,300            33,788
   Grupo Televisa SA *                                11,500           311,937
   Wolters Kluwer NV                                   1,000           193,743
                                                                       -------
                                                                       539,468
   Building & Construction - 4.54%
   ACS Actividades                                     8,700           277,627
   Henderson Land Development Co.                    116,000           570,639
   Taiheiyo Cement Corp.                              67,000           155,747
   Tostem Corporation                                 16,000           248,550
                                                                       -------
                                                                     1,252,563
   Business Services - 3.03%
   Vivendi                                             3,665           837,107
                                                                       -------

   Capital Goods - 0.60%
   Lucas Varity PLC, ADS                              48,200           164,571
                                                                       -------

   Chemicals - 2.89%
   BASF AG *                                           8,900           377,169
   Mitsubishi Chemical Corp. *                        85,000           153,114
   Rhodia SA*                                         16,050           267,216
                                                                       -------
                                                                       797,499
   Computers & Business Equipment - 0.89%
   Fujitsu, Ltd.                                      23,000           244,639
                                                                       -------
                                                      Shares             Value
                                                      ------             -----
   Conglomerates - 1.59%
   ABSA Group Ltd.                                    16,700           $90,996
   First Philippine Holdings Corp.                   139,200            72,446
   Mitsubishi Corp.                                   52,000           275,210
                                                                       -------
                                                                       438,652
   Containers & Glass - 0.59%
   St. Gobain                                          1,100           162,746
                                                                       -------

   Crude Petroleum & Natural Gas - 1.26%
   Elf Aquitaine SA                                    2,997           346,851
                                                                       -------

   Drugs & Health Care - 10.51%
   Gambro AB *                                         9,000           100,307
   Merck KGAA *                                        6,300           258,618
   Roche Holdings AG                                      39           454,659
   Sanofi SA                                           1,780           278,731
   Schering AG                                         2,590           305,205
   Smith & Nephew Associated Cos. *                   96,500           268,110
   Smithkline Beecham                                 26,600           332,567
   Takeda Chemical Industries, Ltd.                    8,000           260,079
   Yamanouchi Pharmaceutical Co.,                     12,000           343,798
   Zeneca Group PLC                                    7,800           299,478
                                                                       -------
                                                                     2,901,552
   Electric Utilities - 3.64%
   Companhia Paranaense de                            13,300           103,075
   Iberdrola SA                                       28,000           452,222
   National Power *                                   15,000           130,297
   Veba AG                                             5,700           318,292
                                                                       -------
                                                                     1,003,886
   Electronics - 5.40%
   ABB AG                                                150           179,517
   ASM Lithography Holding NV *                        6,500           164,896
   Fanuc Co., Ltd.                                     7,000           210,156
   Philips Electronics                                 7,870           418,678
   Samsung Electronics Co.                                30               682
   Sony Corp.                                          3,700           234,860
   ST Microelectronics *                               4,600           281,503
                                                                       -------
                                                                     1,490,292
   Energy - 0.22%
   JSC Surgutneftagaz *                               29,900            59,800
                                                                        ------

   Food & Beverages - 5.08%
   Danisco AS                                          2,200           121,562
   Nestle SA                                             265           563,123
   PIC International Group *                           2,000             2,628
   Tate & Lyle PLC                                    64,640           384,067
   Unilever                                           33,000           331,392
                                                                       -------
                                                                     1,402,772
   Industrial Machinery - 0.52%
   Tadano, Ltd. *                                     57,000           144,725
                                                                       -------

   Insurance - 8.26%
   Allied Zurich PLC *                                20,000           237,665
   Bayerische Vita *                                   9,500            56,204
   Munchener Rucekversicherungs                        1,020           466,743
   Munchener Rucekversicherungs Rfd*                      40            18,207
   QBE Insurance Group                                69,000           272,746
   Royal & Sun Alliance Insurance                     27,000           247,189
   Schweiz Rueckversicherungs                            250           556,334
   Zurich Allied AG *                                    700           425,072
                                                                       -------
                                                                     2,280,160

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   International Oil - 1.89%
   Pakistan State Oil                                  2,446            $2,412
   Shell Transport & Trading Co.                      58,200           351,648
   YPF Sociedad Anonima                                5,830           168,706
                                                                       -------
                                                                       522,766
   Liquor - 0.58%
   South African Breweries                             8,168           158,763
                                                                       -------

   Metals, Materials & Paper - 2.20%
   Anglogold, Ltd.                                     5,682           289,302
   Fletcher Challenge, Ltd.                          123,000            78,162
   Stora Kopparbergs Bergslags AB *                   21,800           240,174
                                                                       -------
                                                                       607,638
   Other - 0.76%
   De Boer Unigro                                      3,400           209,264
                                                                       -------

   Petroleum Services - 1.75%
   Petrofina SA                                          300           111,436
   Total SA *                                          3,223           371,847
                                                                       -------
                                                                       483,283
   Publishing - 0.83%
   Lagardere S.C.A                                     5,700           229,399
                                                                       -------

   Retail Grocery - 0.42%
   Ito-Yokado Co., Ltd.                                2,000           116,658
                                                                       -------

   Retail Trade - 2.08%
   Carrefour SA                                          359           238,304
   Edgars Stores *                                     9,200            41,501
   Vendex NV                                           7,400           294,265
                                                                       -------
                                                                       574,070
   Steel - 1.15%
   Acerinox SA                                         4,000            90,160
   Rautaruukki OY                                     35,100           208,315
   Tokyo Steel Manufacturing Co.,                      4,000            18,185
                                                                        ------
                                                                       316,660
   Technology - 0.17%
   Olicom  A/S *                                       8,200            46,807
                                                                        ------

   Telecommunications - 9.95%
   Cable & Wireless PLC                               20,500           229,883
   DDI Corp.                                             129           376,222
   Gn Store Nord                                      10,800           356,685
   Pakistan Telecom. Corp. *                         317,500           110,918
   Portugal Telecom *                                  4,300           203,719
   RWE AG *                                            8,700           471,633
   Swisscom AG *                                       1,300           440,271
   Telecomunicacoes Brasileiras S/A-
      Telebras, ADR                                    3,410           258,947
   Telecom Italia SPA                                 59,438           299,447
                                                                       -------
                                                                     2,747,725
   Tobacco - 0.65%
   British American Tobacco PLC *                     20,000           179,672
                                                                       -------

   Transport & Trade Services - 0.69%
   Hays                                                4,000            58,914
   Stolt-Neilsen SA *                                  8,500           103,061
   TNT Post Groep NV *                                 1,100            29,436
                                                                        ------
                                                                       191,411

   TOTAL COMMON STOCKS
     (Cost $24,680,033)                                            $24,045,438
                                                                   -----------

   PREFERRED STOCKS - 3.08%
   Automobiles - 0.34%
   Volkswagen AG                                       2,000           $93,933
                                                                       -------

   Banking - 0.37%
   Westpac Banking Strypes Trust                       3,600           103,275
                                                                       -------

   Broadcasting - 1.53%
   News Corporation, Ltd., ADS                        70,100           421,780
                                                                       -------

   Capital Goods - 0.84%
   GEA AG *                                            9,100           232,375
                                                                       -------

   TOTAL PREFERRED STOCKS
     (Cost $836,558)                                                  $851,363
                                                                      --------

                                                   Principal             Value
                                                   ---------             -----
   CONVERTIBLE BONDS - 1.07%
   Compass Group PLC,
     5.75% due 10/05/07              GBP              85,000          $222,288
   MTI Capital Cayman, Ltd., 144A,
     0.50% due 10/01/07 *            JPY           9,000,000            34,161
   MTI Capital Cayman, Ltd.,
     0.50% due 10/01/07 *                         10,000,000            37,957
                                                                        ------

   TOTAL CONVERTIBLE BONDS
     (Cost $308,458)                                                  $294,406
                                                                      --------

   WARRANTS - 0.01%
   Munchener Rucekversicherungs *
     Expiring 06/03/02                                    40            $1,739
                                                                        ------

   TOTAL WARRANTS (Cost $0)                                             $1,739
                                                                        ------

   SHORT TERM INVESTMENTS - 7.40%
   Navigator Securities Lending Trust             $2,041,974        $2,041,974
   SSGA Money Market Fund                              1,000             1,000
                                                                         -----
                                                                    $2,042,974
                                                                    ----------
   REPURCHASE AGREEMENT - 1.34%
   Repurchase Agreement with State Street Bank &
   Trust Co, dated 10/30/98 at 4.20%, to be repurchased
   at $370,125 on 11/02/98, collateralized by $360,000
   U.S. Treasury Bonds, 7.75% due 01/31/00 (valued
   at $388,724, including interest)                 $370,000          $370,000
                                                                      --------

   TOTAL INVESTMENTS
    (International Growth & Income Fund)
     (Cost $28,238,023)                                            $27,604,181
                                                                   -----------
   ----------------------------------------------------------------------------
   Global Equity Fund
   ----------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   COMMON STOCKS - 92.77%
   Aluminum - 1.27%
   Aluminum Company of America                        19,800        $1,569,150
                                                                    ----------

   Auto Parts - 1.22%
   Borg-Warner Automotive, Inc.                       32,200         1,509,375
                                                                     ---------

   Automobiles - 1.81%
   Volkswagen AG                                      29,830         2,241,977
                                                                     ---------

   Banking - 8.40%
   ABN AMRO Holdings NV                               84,400         1,580,990
   Bank of Ireland                                    97,422         1,781,377

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   Banking - 8.40% - cont'd.
   Bank One Corp. *                                   41,958        $2,050,697
   Chase Manhattan Corp.                              31,800         1,806,638
   Mellon Bank Corp.                                  29,200         1,755,650
   Nordbanken AB                                     234,800         1,407,717
                                                                     ---------
                                                                    10,383,069
   Broadcasting - 1.02%
   Mediaset                                          198,700         1,258,577
                                                                     ---------

   Business Services - 1.51%
   Intelidata Technologies Corp.                     119,200           113,613
   WPP Group PLC, ADR                                353,600         1,757,705
                                                                     ---------
                                                                     1,871,318
   Chemicals - 6.39%
   Akzo Nobel NV, ADS                                 16,200           629,463
   BASF AG                                            38,600         1,635,810
   Bayer AG                                           39,600         1,608,862
   Kao Corp.                                         108,000         2,186,310
   Potash Corporation of                              26,700         1,842,871
                                                                     ---------
                                                                     7,903,316
   Computers & Business Equipment - 2.63%
   Data General Corp. *                              109,500         1,861,500
   NCR Corp. *                                        41,250         1,387,031
                                                                     ---------
                                                                     3,248,531
   Conglomerates - 3.15%
   BTR PLC                                           187,718           328,322
   CSR, Ltd.                                         344,000           787,466
   Richemont Cie                                       2,090         2,775,769
                                                                     ---------
                                                                     3,891,557
   Construction Materials - 2.78%
   Cimpor-Cimentos de Portugal SA                      8,950           309,351
   Holderbank Financier Glarus AG                      1,600         1,781,451
   Wolseley PLC                                      196,500         1,346,771
                                                                     ---------
                                                                     3,437,573
   Containers & Glass - 0.01%
   Toyo Seikan Kaisya, Ltd.                              600            10,782
                                                                        ------

   Crude Petroleum & Natural Gas - 1.40%
   Elf Aquitaine                                      15,000         1,735,992
                                                                     ---------

   Domestic Oil - 0.79%
   Tenneco, Inc.                                      32,000           972,000
                                                                       -------

   Drugs & Health Care - 2.77%
   Fujisawa Pharmaceutical                            87,000         1,026,119
   Pharmacia & Upjohn, Inc.                           45,400         2,403,362
                                                                     ---------
                                                                     3,429,481
   Electric Utilities - 3.51%
   Iberdrola SA                                      112,300         1,813,733
   Unicom Corp.                                       30,800         1,160,775
   Veba AG                                            24,500         1,368,095
                                                                     ---------
                                                                     4,342,603
   Electrical Equipment - 0.50%
   Hitachi, Ltd.                                     121,000           615,483
                                                                       -------

   Electronics - 3.43%
   ABB AG                                                350           418,874
   Ascom Holdings AG                                     560           960,673
   GenRad, Inc.                                       75,400         1,225,250
   Premier Farnell PLC, ADS                          138,450           388,137
   TDK Corporation                                    19,000         1,251,673
                                                                     ---------
                                                                     4,244,607

   Financial Services - 4.66%
   Enhance Financial Services Group,                  44,900        $1,102,856
   Internationale Nederlanden Groep                   43,728         2,115,663
   PennCorp Financial Group, Inc.                     77,200           130,275
   UST Corp.                                         104,000         2,405,000
                                                                     ---------
                                                                     5,753,794
   Food & Beverages - 7.12%
   Danone                                              6,700         1,771,504
   IBP, Inc.                                          25,450           688,741
   Lion Nathan, Ltd.                                 279,250           731,990
   Nestle SA                                           1,600         3,399,985
   Reckitt & Colman PLC                              127,597         2,206,064
                                                                     ---------
                                                                     8,798,284
   Home Builders - 0.76%
   Green Property Co.                                176,000           938,763
                                                                       -------

   Household Appliances  & Furnishing - 1.76%
   HomeBase, Inc. *                                   78,100           527,175
   Matsushita Electric Industrial Co., Ltd.           72,000         1,056,716
   Philips Electronics NV                             11,000           585,191
                                                                       -------
                                                                     2,169,082
   Household Products - 1.30%
   Benckiser Class  B                                 14,900           844,502
   Tupperware Corp.                                   48,900           761,006
                                                                       -------
                                                                     1,605,508
   Industrial Machinery - 2.61%
   B.F. Goodrich Co.                                  31,100         1,119,600
   Bobst AG                                              400           531,248
   SPX Corp. *                                         4,913           267,452
   Tecumseh Products Co.                              21,600         1,123,200
   Valmet Corp.                                       17,215           184,178
                                                                       -------
                                                                     3,225,678
   Insurance - 6.32%
   MBIA, Inc.                                         41,000         2,506,125
   Royal Sun Alliance Insurance Grp.                 158,352         1,449,734
   SCOR, ADS                                          28,900         1,657,254
   Sumitomo Marine & Fire                            148,000           865,809
   Terra Nova Bermuda Holdings, Ltd.                  48,100         1,334,775
                                                                     ---------
                                                                     7,813,697
   Mining - 0.30%
   English China Clay                                132,400           365,636
                                                                       -------

   Miscellaneous - 0.43%
   Clondalkin Group PLC                               85,700           530,713
                                                                       -------

   Paper - 1.32%
   Boise Cascade Corp.                                51,600         1,444,800
   Georgia Pacific Corp. *                             3,700           191,475
                                                                       -------
                                                                     1,636,275
   Petroleum Services - 1.01%
   Burmah Castrol PLC                                  5,000            75,316
   Noble Drilling Corp. *                             35,910           617,203
   Ocean Energy, Inc. *                               44,915           561,438
                                                                       -------
                                                                     1,253,957
   Photography - 1.27%
   Fuji Photo Film Co.                                43,000         1,574,970
                                                                     ---------

   Publishing - 2.00%
   Houghton Mifflin Co.                               63,300         2,468,700
                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   Retail Grocery - 3.08%
   Albertsons, Inc.                                   36,600        $2,033,588
   American Stores Co.                                54,300         1,768,144
                                                                     ---------
                                                                     3,801,732
   Retail Trade - 2.81%
   BJ's Wholesale Club, Inc. *                        47,200         1,696,250
   Delhaize-Le Lion SA                                12,900         1,101,726
   G.I.B. Holdings, Ltd.                              14,100           674,276
                                                                       -------
                                                                     3,472,252
   Telecommunication Services - 9.65%
   Comsat Corp.                                       96,420         3,802,564
   Swisscom AG *                                       3,920         1,327,588
   Telecom Italia SPA                                482,300         2,429,812
   Telefonica de Espana SA                            68,400         3,088,343
   Telus Corporation                                  61,950         1,274,733
                                                                     ---------
                                                                    11,923,040
   Tires & Rubber - 0.41%
   Michelin *                                         12,240           504,502
                                                                       -------

   Tobacco - 3.37%
   Imperial Tobacco, Ltd.                             77,500           789,944
   Philip Morris Companies, Inc.                      65,900         3,369,138
                                                                     ---------
                                                                     4,159,082

   TOTAL COMMON STOCKS
     (Cost $95,825,142)                                           $114,661,056
                                                                  ------------

                                                  Principal              Value
                                                  ---------              -----
   SHORT TERM INVESTMENTS - 4.10%
   Navigator Securities Lending Trust             $5,066,001        $5,066,001
   SSGA Money Market Fund                              1,000             1,000
                                                                         -----
                                                                    $5,067,001
                                                                    ----------

   REPURCHASE AGREEMENT - 3.13%
   Repurchase Agreement with State Street Bank & Trust Co.
   dated 10/30/98 at 4.25%, to be repurchased at $3,866,350
   on 11/02/98, collateralized by $2,950,000 U.S. Treasury
   Bonds, 7.625% due 11/15/22 (valued at
   $4,049,810, including interest)                $3,865,000        $3,865,000
                                                                    ----------

   TOTAL INVESTMENTS
    (Global Equity Fund) (Cost $104,757,143)                     $123,593,057
                                                                 ============

   ----------------------------------------------------------------------------
   Emerging Growth Fund
   ----------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   COMMON STOCKS - 95.64%
   Aerospace & Defense - 0.96%
   Tristar Aerospace Co. *                               600            $6,150
                                                                        ------

   Apparel & Textiles - 0.96%
   Interface, Inc.                                       500             6,156
                                                                         -----

   Banking - 0.62%
   Bank United Corp. Class  A                            100             3,984
                                                                         -----

   Broadcasting - 1.84%
   Granite Broadcasting Corp. *                          700             3,588
   Heftel Broadcasting Corp.                             200             8,225
                                                                         -----
                                                                        11,813
   Building Construction - 0.74%
   D.R. Horton, Inc.                                     300             4,763
                                                                         -----

   Business Services - 14.06%
   Acxiom Corp. *                                        340            $8,543
   CB Richard Ellis Services, Inc. *                     400             7,800
   Getty Images, Inc. *                                  600             7,388
   INSpire Insurance Solutions, Inc.                     200             5,000
   Iron Mountain, Inc.                                   250             7,641
   Kroll-O'Gara Co. *                                    400             9,850
   LaSalle Partners, Inc. *                              200             5,850
   Protection One, Inc.                                  700             7,875
   QRS Corp. *                                           200             7,600
   Robert Half International, Inc. *                     100             4,013
   Romac International, Inc. *                           300             5,250
   Technology Solutions Co.                              500             6,000
   Wilmar Industries, Inc. *                             300             7,425
                                                                         -----
                                                                        90,235
   Chemicals - 0.96%
   NOVA Corporation *                                    214             6,179
                                                                         -----

   Communications & Media - 3.94%
   Infoseek Corp. *                                      300             8,887
   Lycos, Inc.                                           100             4,063
   Outdoor Systems, Inc.                                 300             6,619
   Playboy Enterprises, Inc. *                           400             5,750
                                                                         -----
                                                                        25,319
   Computers & Business Equipment - 4.44%
   Avant Corp. *                                         400             6,825
   National Instruments Corp. *                          200             5,475
   Radiant Systems, Inc. *                               800             5,400
   Transaction Systems Architects, Inc.                  300            10,828
                                                                        ------
                                                                        28,528
   Consumer Services - 5.10%
   DeVRY, Inc.                                           500            11,000
   ITT Eucational Services, Inc. *                       300             8,906
   Service Experts, Inc. *                               200             6,038
   Strayer Education, Inc.                               200             6,800
                                                                         -----
                                                                        32,744
   Drugs & Health Care - 13.86%
   Advanced Paradigm, Inc. *                             300             9,900
   Alternative Living Services, Inc. *                   300             7,837
   Assisted Living Concepts, Inc. *                      300             4,050
   ChiRex, Inc. *                                        300             4,575
   Coulter Pharmaceutical, Inc. *                        200             5,650
   GelTex Pharmaceuticals, Inc. *                        300             7,500
   Hanger Orthopedic Group, Inc. *                       300             5,925
   Jones Pharma, Inc.                                    200             6,463
   Minimed, Inc. *                                       100             5,550
   NovaCare, Inc. *                                      100               412
   PharMerica, Inc. *                                  1,400             4,725
   Renal Care Group, Inc.                                300             8,738
   SangStat Medical Corp. *                              200             4,150
   Sunrise Assisted Living, Inc. *                       200             8,613
   VWR Scientific Products Corp. *                       200             4,862
                                                                         -----
                                                                        88,950
   Electronics - 5.78%
   Aavid Thermal Technologies, Inc.                      300             4,500
   Burr-Brown Corp.                                      300             5,569
   Cerprobe Corp. *                                      400             5,475
   Flextronics International, Ltd. *                     100             5,194
   Uniphase Corp.                                        200             9,900
   Vitesse Semiconductor Corp.                           200             6,450
                                                                         -----
                                                                        37,088

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   Energy - 1.92%
   Chieftain International, Inc. *                       300            $5,887
   Stone Energy Corp.                                    200             6,425
                                                                         -----
                                                                        12,312
   Financial Services - 2.33%
   Allmerica Financial Corp.                             200            10,000
   Enhance Financial Services Group,                     200             4,912
   Metris Companies, Inc.                               0.68                22
                                                                            --
                                                                        14,934
   Food & Beverages - 2.93%
   Ben & Jerry's Homemade, Inc. Class A *                500             9,625
   Bob Evans Farms, Inc.                                 300             5,906
   Suiza Foods Corp. *                                   100             3,263
                                                                         -----
                                                                        18,794
   Insurance - 2.97%
   Amerin Corp. *                                        200             4,275
   Protective Life Corp.                                 100             3,706
   Terra Nova Bermuda Holdings, Ltd.                     400            11,100
                                                                        ------
                                                                        19,081
   Leisure Time - 8.03%
   Ambassadors International, Inc. *                     300             4,387
   Coach USA, Inc. *                                     300             8,044
   Fairfield Communities, Inc.                           500             4,906
   Family Golf Centers, Inc.                             200             4,212
   Loews Cineplex Entertainment                          700             7,350
   Premier Parks, Inc.                                   600            13,312
   Sunterra Corp. *                                      400             3,800
   Vistana, Inc. *                                       500             5,562
                                                                         -----
                                                                        51,573
   Metals & Mining - 0.93%
   Metals USA, Inc. *                                    600             5,963
                                                                         -----

   Other - 1.23%
   Central Garden & Pet Co. *                            400             7,900
                                                                         -----

   Petroleum Services - 1.33%
   Petroleum Geo Services, Inc. ADR                      400             8,550
                                                                         -----

   Pollution Control - 2.39%
   Allied Waste Industries, Inc. *                       300             6,487
   Casella Waste Systems, Inc. *                         300             8,850
                                                                         -----
                                                                        15,337
   Publishing - 0.83%
   Peterson Companies, Inc. Class A                      200             5,312
                                                                         -----

   Real Estate - 1.47%
   Apartment Investment & Management Co.
    Class A                                              200             6,988
   U.S. Restaurant Properties, Inc.                      100             2,432
                                                                         -----
                                                                         9,420
   Retail Grocery - 1.25%
   Whole Foods Market, Inc. *                            200             8,013
                                                                         -----

   Retail Trade - 5.97%
   99 Cents Only Stores                                  200             9,250
   Borders Group, Inc. *                                 300             7,613
   Delia's, Inc. *                                       600             5,025
   Stage Stores, Inc.                                    500             6,625
   Staples, Inc.                                         300             9,788
                                                                         -----
                                                                        38,301
   Software - 4.94%
   Boole & Babbage, Inc.                                 300             7,988
   JDA Software Group, Inc.                              500             4,750
   Mercury Computer Systems, Inc. *                      300             5,287
   Mercury Interactive Corp. *                           200             8,300
   Micrografx, Inc. *                                    600             5,400
                                                                         -----
                                                                        31,725
   Telecommunication Services - 2.86%
   Intermedia Communications of Florida, Inc.            200             3,700
   McLeodUSA, Inc. Class A *                             200             7,312
   Metro Networks, Inc. *                                200             7,325
                                                                         -----
                                                                        18,337
   Transportation - 1.00%
   Mark VII, Inc.                                        400             6,400
                                                                         -----

   TOTAL COMMON STOCKS
     (Cost $675,108)                                                  $613,861
                                                                      --------

                                                   Principal             Value
                                                   ---------             -----
   SHORT TERM INVESTMENTS - 4.36%
   SSGA Money Market Fund                            $28,000           $28,000
                                                                       -------

   TOTAL INVESTMENTS  (Emerging Growth Fund)
     (Cost $703,108)                                                  $641,861
                                                                      --------
   ---------------------------------------------------------------------------
   Small/Mid Cap Fund
   ---------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   COMMON STOCKS - 71.23%
   Air Travel - 2.98%
   ASA Holdings, Inc.                                  9,600          $344,400
   Continental Airlines, Inc. *                       18,400           729,100
   Skywest, Inc.                                      10,000           255,000
                                                                       -------
                                                                     1,328,500
   Apparel & Textiles - 0.83%
   Tommy Hilfiger Corp. *                              8,000           371,500
                                                                       -------

   Banking - 0.64%
   Firstar Corp.                                       5,000           283,750
                                                                       -------

   Broadcasting - 1.23%
   Jacor Communications, Inc. *                        6,300           346,500
   Jones Intercable, Inc. *                            7,200           202,050
                                                                       -------
                                                                       548,550
   Business Services - 2.73%
   America Online, Inc.                                9,600         1,219,800
                                                                     ---------

   Computers & Business Equipment - 4.29%
   Ceridian Corp. *                                   15,500           889,312
   Citrix Systems, Inc. *                             12,000           850,500
   Quantum Corp. *                                    10,000           175,000
                                                                       -------
                                                                     1,914,812
   Drugs & Health Care - 16.77%
   Allegiance Corp.                                   17,000           632,187
   Alza Corp. Class A *                               16,200           775,575
   Bergen Brunswig Corp., Class A                      4,000           195,250
   Biomatrix, Inc. *                                   5,000           235,000
   Biomet, Inc.                                       12,400           420,825
   Centocor, Inc. *                                   27,300         1,214,850
   Elan Corporation PLC, ADR *                        10,900           763,681
   Forest Laboratories, Inc. Class A *                15,700           656,456
   IMS Health, Inc.                                   11,900           791,350
   McKesson Corp.                                      9,800           754,600
   Omnicare, Inc.                                     30,100         1,040,331
                                                                     ---------
                                                                     7,480,105

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   Electronics - 1.21%
   Micron Technology, Inc. *                           7,000          $266,000
   Sanmina Corp. *                                     6,700           274,700
                                                                       -------
                                                                       540,700
   Financial Services - 5.96%
   Dime Bancorp, Inc.                                 26,700           635,794
   Finova Group, Inc.                                 15,000           731,250
   Paine Webber Group, Inc.                            6,000           200,625
   Sovereign Bancorp, Inc.                            39,800           522,375
   SunAmerica, Inc.                                    8,050           567,525
                                                                       -------
                                                                     2,657,569
   Food & Beverages - 6.40%
   Aurora Foods, Inc. *                               17,700           309,750
   Food Lion, Inc.                                    30,000           330,000
   Outback Steakhouse, Inc. *                         24,500           848,313
   Starbucks Corp. *                                  15,100           654,962
   U.S. Foodservice *                                 15,000           712,500
                                                                       -------
                                                                     2,855,525
   Homebuilders - 1.00%
   Champion Enterprises, Inc. *                       22,500           447,187
                                                                       -------

   Household Appliances & Furnishing - 0.92%
   Furniture Brands International, Inc.               19,000           408,500
                                                                       -------

   Household Products - 0.60%
   Rubbermaid, Inc.                                    8,000           265,500
                                                                       -------

   Insurance - 1.91%
   Fremont General Corp.                               8,200           404,875
   MGIC Investment Corp.                              11,500           448,500
                                                                       -------
                                                                       853,375
   Leisure Time - 2.97%
   Coach USA, Inc. *                                  13,900           372,694
   International Game Technology                      42,300           954,394
                                                                       -------
                                                                     1,327,088
   Manufacturing - 2.29%
   Wabash National Corp.                              16,700           296,425
   Leggett & Platt                                    31,000           724,625
                                                                       -------
                                                                     1,021,050
   Railroads - 2.52%
   Kansas City Southern Industries,                   29,100         1,123,988
                                                                     ---------

   Retail Trade - 8.88%
   BJ's Wholesale Club, Inc. *                         8,000           287,500
   Bed, Bath & Beyond, Inc. *                         36,100           995,006
   Borders Group, Inc. *                              27,400           695,275
   Family Dollar Stores, Inc.                         21,000           380,625
   Office Depot, Inc. *                               23,600           590,000
   Staples, Inc. *                                    16,450           536,681
   Williams Sonoma, Inc. *                            17,400           474,150
                                                                       -------
                                                                     3,959,237
   Software - 5.59%
   Compuware Corp. *                                  19,200         1,040,400
   Intuit *                                           11,500           580,750
   Microchip Technology, Inc. *                       32,300           874,119
                                                                       -------
                                                                     2,495,269
   Telecommunications - 1.51%
   Ascend Communications, Inc. *                       7,100           342,575
   Cox Communications, Inc. *                          6,000           329,250
                                                                       -------
                                                                       671,825
   TOTAL COMMON STOCKS
     (Cost $29,573,973)                                            $31,773,830
                                                                   -----------

                                                   Principal             Value
                                                   ---------             -----
   SHORT TERM INVESTMENTS - 28.77%
   Bayerische Vereinsbank AG                        $600,000          $599,652
   Block Financial Corp.                             600,000           599,915
   Hasbro, Inc.                                      600,000           599,047
   National Australia Funding                        600,000           599,652
   Progress Capital Holdings                         600,000           599,828
   TIC Pacific                                       600,000           599,915
   Navigator Securities Lending Trust              8,837,965         8,837,965
   SSGA Money Market Fund                            398,611           398,611
                                                                       -------

   TOTAL SHORT TERM INVESTMENTS                                    $12,834,585
   (Cost $12,834,585)

   TOTAL INVESTMENTS
   (Small/Mid Cap Fund) (Cost $42,408,558)                         $44,608,415
                                                                   ===========

   ----------------------------------------------------------------------------
   Growth Equity Fund
   ----------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   COMMON STOCKS - 83.73%
   Aerospace & Defense - 2.66%
   Lockheed Martin Corp.                               5,025          $559,659
   Northrup Grumman Corp.                              3,450           275,137
                                                                       -------
                                                                       834,796
   Air Travel - 0.87%
   Lufthansa AG                                       12,500           271,657
                                                                       -------

   Automobiles - 0.57%
   General Motors Corp.                                2,850           179,728
                                                                       -------

   Banking - 1.20%
   Citigroup, Inc.                                     8,000           376,500
                                                                       -------

   Broadcasting - 4.41%
   CBS Corp.                                           8,500           237,469
   Jacor Communications, Inc. *                        5,025           276,375
   Mediaone Group, Inc. *                              5,850           247,528
   Tele Communications, Inc.                          14,775           622,397
                                                                       -------
                                                                     1,383,769
   Business Services - 5.25%
   Comdisco, Inc.                                     12,200           188,337
   Computer Sciences Corp.                             7,000           369,250
   Fiserv, Inc. *                                     11,487           534,145
   Sterling Commerce, Inc. *                           9,600           338,400
   Viad Corp.                                          7,900           216,756
                                                                       -------
                                                                     1,646,888
   Chemicals - 0.63%
   Monsanto Co.                                        4,850           197,031
                                                                       -------

   Computers & Business Equipment - 3.44%
   Compaq Computer Corp.                              12,100           382,662
   International Business Machines,                    4,200           623,437
   Oce-Van Der Grinten NV                              2,200            71,353
                                                                        ------
                                                                     1,077,452
   Drugs & Health Care - 13.78%
   Amgen, Inc. *                                       5,200           408,525
   Bristol-Myers Squibb Co.                            3,300           364,856
   Eli Lilly and Co.                                   5,125           414,805
   Glaxo Wellcome PLC                                  3,800           236,550
   IMS Health, Inc.                                    5,400           359,100
   Medtronic, Inc.                                     5,550           360,750
   Merck & Co., Inc.                                   2,225           300,931
   Novartis AG                                           150           270,051

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   Drugs & Health Care - 13.78% - cont'd.
   Pfizer, Inc.                                        6,400          $686,800
   Tenet Healthcare Corp. *                            8,500           237,469
   Warner Lambert Co.                                  8,675           679,903
                                                                       -------
                                                                     4,319,740
   Electrical Equipment - 2.72%
   General Electric Co.                                9,750           853,125
                                                                       -------

   Electronics - 3.17%
   Intel Corp.                                         8,600           767,012
   Maxim Integrated Products, Inc. *                   6,350           226,616
                                                                       -------
                                                                       993,628
   Financial Services - 6.07%
   Associates First Capital Corp.                      9,215           649,657
   Capital One                                         3,800           386,650
   Federal National Mortgage                           7,925           561,189
   Household International,. Inc.                      8,346           305,151
                                                                       -------
                                                                     1,902,647
   Food & Beverages - 4.17%
   Coca-Cola Enterprises, Inc.                        13,950           503,072
   Outback Steakhouse, Inc. *                         10,700           370,488
   Sara Lee Corp.                                      7,250           432,734
                                                                       -------
                                                                     1,306,294
   Household Appliances Furnishing - 1.41%
   Hunter Douglas NV                                   2,525            90,543
   Newell Co.                                          8,000           352,000
                                                                       -------
                                                                       442,543
   Household Products - 3.74%
   Black & Decker Corp.                                1,150            59,441
   Colgate Palmolive Co.                               4,350           384,431
   Dial Corp.                                         14,225           392,077
   Procter & Gamble Co.                                3,800           337,725
                                                                       -------
                                                                     1,173,674
   Industrial Machinery - 0.65%
   Crane Co.                                           7,112           204,915
                                                                       -------

   Insurance - 4.80%
   Conseco, Inc.                                      18,389           637,868
   Everest Reinsurance Holdings                        4,975           171,327
   Hartford Financial Services Group                   7,350           390,469
   Marsh & McLennan Companies,                         5,525           306,638
                                                                       -------
                                                                     1,506,302
   Leisure Time - 2.51%
   America Online, Inc.                                2,900           368,481
   Galileo International, Inc.                        11,050           419,209
                                                                       -------
                                                                       787,690
   Newspapers - 0.83%
   News Corp., Ltd.                                   10,800           261,225
                                                                       -------

   Petroleum Services - 0.37%
   Total SA *                                          1,975           115,538
                                                                       -------

   Pollution Control - 0.60%
   Waste Management, Inc.                              4,150           187,269
                                                                       -------

   Publishing - 0.44%
   Time Warner, Inc.                                   1,500           139,219
                                                                       -------

   Retail Trade - 7.14%
   Best Buy Company, Inc. *                            6,500           312,000
   Circuit City Stores, Inc.                           6,500           235,219
   Fred Meyer, Inc. *                                  9,825           523,795
   Gap, Inc.                                           2,500           150,313
   K-Mart Corp. *                                     20,350           287,444
   Lowes Companies, Inc.                               9,200           309,925
   Rite Aid Corp.                                     10,600           420,687
                                                                       -------
                                                                     2,239,383
   Savings & Loan - 1.04%
   Golden West Financial Corp.                         3,600           326,475
                                                                       -------

   Software - 3.28%
   Intuit, Inc. *                                      6,100           308,050
   Microsoft Corp. *                                   4,200           444,675
   PeopleSoft, Inc. *                                  1,075            22,777
   Veritas Software Corp. *                            5,025           251,878
                                                                       -------
                                                                     1,027,380
   Telecommunications - 7.52%
   Ascend Communications, Inc. *                       3,700           178,525
   Bell Atlantic Corp.                                 9,300           494,063
   Bellsouth Corp.                                     3,050           243,428
   MCI Commmunications                                24,131         1,333,238
   Tellabs, Inc. *                                     2,000           110,000
                                                                       -------
                                                                     2,359,254
   Toys, Amusements, Sporting Goods - 0.46%
   Mattel, Inc.                                        4,000           143,500
                                                                       -------

   TOTAL COMMON STOCKS
     (Cost $22,800,959)                                            $26,257,622
                                                                   -----------

                                                   Principal             Value
                                                   ---------             -----
   SHORT TERM INVESTMENTS - 8.90%
   Navigator Securities Lending Trust             $2,790,550        $2,790,550
   SSGA Money Market Fund                              1,000             1,000
                                                                         -----
                                                                    $2,791,550
                                                                    ----------

   REPURCHASE AGREEMENT - 7.37%
   Repurchase Agreement with State Street Bank & Trust
   dated 10/30/98 at 4.25%, to be repurchased at $2,312,819 on
   11/02/98, collateralized by $2,005,000 U.S. Treasury
   7.00% due 07/15/06 (valued at $2,400,279,
   including interest)                            $2,312,000        $2,312,000
                                                                    ----------
   TOTAL INVESTMENTS
    (Growth Equity Fund) (Cost $27,904,509)                        $31,361,172
                                                                   ===========

   ----------------------------------------------------------------------------
   Tax-Sensitive Equity Fund
   ----------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   COMMON STOCKS - 97.62%
   Agricultural Machinery - 1.71%
   Deere & Company                                     5,000          $176,875
                                                                      --------

   Apparel & Textiles - 2.16%
   Jones Apparel Group, Inc. *                         6,000           103,500
   Tommy Hilfiger Corp. *                              2,600           120,737
                                                                       -------
                                                                       224,237
   Auto Parts - 2.63%
   Lear Corp. *                                        8,500           273,063
                                                                       -------

   Banking - 2.08%
   Bankamerica Corp.                                   1,471            84,491
   Chase Manhattan Corp.                               2,300           130,669
                                                                       -------
                                                                       215,160
   Business Services - 9.05%
   Interim Services, Inc. *                           15,000           318,750

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   Business Services - 9.05% - cont'd.
   Shared Medi Cal System                              6,700          $334,162
   Xerox Corp.                                         2,950           285,781
                                                                       -------
                                                                       938,693
   Computers & Business Equipment - 5.35%
   Sun Microsystems , Inc. *                           4,500           262,125
   SCI Systems, Inc. *                                 7,400           292,300
                                                                       -------
                                                                       554,425
   Containers & Glass - 2.83%
   Owens Illinois, Inc. *                              9,600           293,400
                                                                       -------

   Drugs & Health Care - 4.61%
   Amgen, Inc. *                                       3,000           235,688
   Merck & Company, Inc.                                 650            87,913
   Schering Plough Corp.                                 850            87,444
   Watson Pharmaceuticals, Inc. *                      1,200            66,750
                                                                        ------
                                                                       477,795
   Electrical Equipment - 3.23%
   American Power Conversion Corp. *                   7,900           335,256
                                                                       -------

   Financial Services - 4.33%
   Citigroup, Inc.                                     2,500           117,656
   Enhance Financial Services Group,                   6,000           147,375
   SLM Holding Corp.                                   4,600           184,288
                                                                       -------
                                                                       449,319
   Home Building - 2.38%
   Clayton Homes, Inc.                                16,000           247,000
                                                                       -------

   Hotels & Casinos - 8.03%
   Carnival Group                                     10,000           323,750
   GTech Holdings Corp. *                              9,000           216,000
   International Game Technology                      13,000           293,312
                                                                       -------
                                                                       833,062
   Industrial Conglomerates - 6.98%
   Crane Company                                      11,900           342,869
   United Technologies Corp.                           4,000           381,000
                                                                       -------
                                                                       723,869
   Insurance - 13.87%
   Allstate Corp.                                       3400           146,412
   Ambac Financial Group, Inc.                          2500           145,469
   Conseco, Inc.                                      11,000           381,562
   Delphi Financial Group, Inc. *                      5,612           261,659
   Old Republic International Corp.                    8,950           170,050
   Reliastar Financial Group                           7,600           332,975
                                                                       -------
                                                                     1,438,127
   International Oil - 6.72%
   British Petroleum                                   2,900           256,469
   Exxon Corp.                                         2,200           156,750
   Mobil Corp.                                         2,100           158,944
   Texaco, Inc.                                        2,100           124,556
                                                                       -------
                                                                       696,719
   Metal Fabrication - 3.49%
   Kaydon Corp.                                       10,300           361,787
                                                                       -------

   Office Furnishings - 2.41%
   Hon Industries, Inc.                               11,800           250,013
                                                                       -------

   Packaged Foods & Products - 5.32%
   Interstate Bakeries Corp.                           6,000           150,375
   Lancaster Colony Corp.                              3,700           111,000
   Universal Foods Corp.                              13,400           290,612
                                                                       -------
                                                                       551,987

   Real Estate - 2.60%
   General Growth Properties, Inc.                     1,200           $42,675
   Liberty Property                                    2,400            55,200
   Patriot American Hospitality, Inc.                  6,000            53,250
   Prentiss Properties Trust                           2,800            57,750
   Starwood Hotels & Resorts                           2,150            60,872
                                                                        ------
                                                                       269,747
   Retail Grocery - 2.89%
   Kroger Co. *                                        5,400           299,700
                                                                       -------

   Retail Trade - 2.82%
   Claire's Stores, Inc.                               4,900            82,994
   Pier 1 Imports, Inc.                               13,500           124,875
   Ross Stores, Inc.                                   2,600            84,500
                                                                        ------
                                                                       292,369
   Software - 2.13%
   Computer Associates International, Inc.             5,600           220,500
                                                                       -------

   TOTAL COMMON STOCKS
     (Cost $10,905,981)                                            $10,123,103
                                                                   -----------

                                                   Principal             Value
                                                   ---------             -----
   SHORT TERM INVESTMENTS - 0.01%
   SSGA Money Market Fund                             $1,000            $1,000
                                                                        ------

   REPURCHASE AGREEMENT - 2.37%
   Repurchase Agreement with State Street Bank & Trust
   Co. dated 10/30/98 at 4.25%, to be repurchased at
   $246,087 on 11/02/98 collateralized by $255,000 U.S.
   Treasury Notes, 5.625% due 03/15/28 (valued
   at $257,483, including interest)                 $246,000          $246,000
                                                                      --------

   TOTAL INVESTMENTS
    (Tax-Sensitive Equity Fund) (Cost $11,152,981)                 $10,370,103
                                                                   ===========

   ----------------------------------------------------------------------------
   Growth and Income Fund
   ----------------------------------------------------------------------------
                                                      Shares             Value
                                                      ------             -----
   COMMON STOCKS - 96.24%
   Aerospace & Defense - 2.33%
   Boeing Co.                                         52,000        $1,950,000
   Lockheed Martin Corp.                              19,500         2,171,812
   United Technologies Corp.                          17,000         1,619,250
                                                                     ---------
                                                                     5,741,062
   Agricultural Machinery - 0.44%
   Deere & Company                                    31,000         1,096,625
                                                                     ---------

   Air Travel - 1.11%
   Southwest Airlines Co.                            129,800         2,750,138
                                                                     ---------

   Aluminum - 0.63%
   Aluminium Company of America                       19,600         1,553,300
                                                                     ---------
   Automobiles - 0.34%
   General Motors Corp.                               22,200           849,150
                                                                       -------

   Banking - 8.97%
   The Chase Manhattan Corp.                          28,100         1,596,431
   Citigroup                                         172,800         8,132,400
   First Union Corp.                                  73,900         4,286,200
   U.S. Bancorp                                      111,000         4,051,500
   Wachovia Corp.                                     44,900         4,080,287
                                                                     ---------
                                                                    22,146,818

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   Business Services - 2.29%
   Automatic Data Processing, Inc.                    33,000        $2,567,813
   First Data Corp.                                   75,200         1,992,800
   Service Corporation International                  30,500         1,086,563
                                                                     ---------
                                                                     5,647,176
   Chemicals - 2.27%
   The Dow Chemical Co.                               17,900         1,675,888
   E.I. Du Pont de Nemours & Co.                      34,300         1,972,250
   Zeneca Group PLC, ADR                              50,400         1,965,600
                                                                     ---------
                                                                     5,613,738
   Computers & Business Equipment - 7.24%
   Cisco Systems, Inc.                                51,250         3,228,750
   Computer Sciences Corp. *                          40,000         2,110,000
   EMC Corp. *                                        28,200         1,815,375
   Hewlett-Packard Company                            38,700         2,329,256
   International Business Machines                    39,000         5,789,063
   Xerox Corp.                                        27,000         2,615,625
                                                                     ---------
                                                                    17,888,069
   Drugs & Health Care - 12.80%
   Abbott Laboratories                                88,000         4,130,500
   American Home Products Corp.                       63,300         3,085,875
   Baxter International, Inc.                         39,200         2,349,550
   Bristol-Myers Squibb Co.                           23,800         2,631,387
   Columbia/HCA Healthcare Corp.                      99,900         2,097,900
   Johnson & Johnson                                  30,000         2,445,000
   Merck & Company, Inc.                              19,000         2,569,750
   Pfizer, Inc.                                       38,200         4,099,337
   Pharmacia & Upjohn, Inc.                           86,000         4,552,625
   Warner-Lambert Co.                                 46,500         3,644,438
                                                                     ---------
                                                                    31,606,362
   Electric Utilities - 2.32%
   DPL, Inc.                                          82,500         1,562,344
   Duke Energy Co.                                    29,000         1,875,937
   New England Electric System                        24,000           976,500
   Texas Utilities Co.                                30,000         1,312,500
                                                                     ---------
                                                                     5,727,281
   Electrical Equipment - 3.47%
   General Electric Co.                               97,800         8,557,500
                                                                     ---------

   Electronics - 3.06%
   Analog Devices, Inc.                               30,000           596,250
   Intel Corp.                                        44,000         3,924,250
   Motorola, Inc.                                     35,300         1,835,600
   Texas Instruments, Inc.                            18,800         1,202,025
                                                                     ---------
                                                                     7,558,125
   Financial Services - 4.69%
   American Express Co.                               46,000         4,065,250
   Federal National Mortgage                          63,000         4,461,187
   Merrill Lynch & Co., Inc.                          51,600         3,057,300
                                                                     ---------
                                                                    11,583,737
   Food & Beverages - 3.64%
   Coca-Cola Company                                  27,000         1,825,875
   General Mills, Inc.                                15,500         1,139,250
   H.J. Heinz Co.                                     22,000         1,278,750
   Pepsico, Inc.                                      44,800         1,512,000
   Sara Lee Corp.                                     54,000         3,223,125
                                                                     ---------
                                                                     8,979,000
   Gas & Pipeline Utilities - 0.88%
   K N Energy, Inc.                                   15,000           745,312
   National Fuel Gas Co. NJ                           16,000           756,000
   Peoples Energy Corp.                               18,000           663,750
                                                                       -------
                                                                     2,165,062
   Hotels & Restaurants - 1.49%
   McDonald's Corp.                                   55,000         3,678,125
                                                                     ---------

   Household Products - 2.72%
   Colgate Palmolive Co.                              18,000         1,590,750
   Gillette Co.                                       32,800         1,473,950
   Procter & Gamble Co.                               41,000         3,643,875
                                                                     ---------
                                                                     6,708,575
   Insurance - 3.57%
   ACE, Ltd.                                          75,000         2,540,625
   American International Group                       36,000         3,069,000
   Marsh & McLennan Companies                         57,600         3,196,800
                                                                     ---------
                                                                     8,806,425
   International Oil - 5.94%
   Amoco Corp.                                        51,400         2,884,825
   Chevron Corp.                                      39,000         3,178,500
   Exxon Corp.                                        52,500         3,740,625
   Royal Dutch Petroleum Co.                          71,000         3,496,750
   UNOCAL Corp.                                       40,000         1,357,500
                                                                     ---------
                                                                    14,658,200
   Leisure Time - 0.80%
   The Walt Disney Co.                                73,600         1,982,600
                                                                     ---------

   Liquor - 1.21%
   Anheuser-Busch Companies, Inc.                     50,300         2,989,706
                                                                     ---------

   Newspapers - 1.45%
   Gannett, Inc.                                      58,000         3,588,750
                                                                     ---------

   Paper - 2.14%
   International Paper Co.                            24,200         1,123,787
   Kimberly Clark Corp.                               48,000         2,316,000
   Minnesota Mining                                   23,000         1,840,000
                                                                     ---------
                                                                     5,279,787
   Petroleum Services - 1.60%
   Conoco, Inc. *                                     27,200           676,600
   Diamond Offshore Drilling, Inc.                    32,700         1,003,482
   Schlumberger, Ltd.                                 43,200         2,268,000
                                                                     ---------
                                                                     3,948,082
   Photography - 0.49%
   Eastman Kodak Co.                                  15,700         1,216,750
                                                                     ---------

   Railroads & Equipment - 0.69%
   Union Pacific Corp.                                35,600         1,695,450
                                                                     ---------

   Real Estate - 0.20%
   Archstone Communities Trust                        24,000           483,000
                                                                       -------

   Retail Trade - 5.63%
   Dayton Hudson Corp.                                92,000         3,898,500
   The GAP, Inc.                                      42,000         2,525,250
   May Dept Stores                                    32,200         1,964,200
   Wal-Mart Stores, Inc.                              80,000         5,520,000
                                                                     ---------
                                                                    13,907,950
   Software - 3.02%
   Microsoft Corp. *                                  64,000         6,776,000
   Peoplesoft, Inc. *                                 32,300           684,356
                                                                       -------
                                                                     7,460,356
   Telecommunication Services - 0.43%
   Cox Communications, Inc.                           19,300         1,059,088
                                                                     ---------

   Telephone - 6.62%
   Bell Atlantic Corp.                                77,192         4,100,825
   BellSouth Corp.                                    21,000         1,676,063
   SBC Communications, Inc.                           96,000         4,446,000


  The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   Telephone - 6.62% cont'd
   U.S. West, Inc.                                    50,000        $2,868,750
   MCI WorldCom, Inc. *                               59,000         3,259,750
                                                                     ---------
                                                                    16,351,388
   Tobacco - 1.76%
   Philip Morris Companies, Inc.                      85,100         4,350,738
                                                                     ---------

   TOTAL COMMON STOCKS
     (Cost $156,013,256)                                          $237,628,113
                                                                  ------------

                                                   Principal             Value
                                                   ---------             -----
   SHORT TERM INVESTMENT - 2.11%
   Navigator Securities Lending Trust             $5,218,468        $5,218,468
                                                                    ----------

   REPURCHASE AGREEMENT - 1.65%
   Repurchase Agreement with Paribas dated
   at 5.40%, to be repurchased at
   $4,061,827 on 11/02/98, at collateralized
   by $4,012,000 U.S. Treasury Notes,
   5.875% due 02/15/00 (valued at $4,135,290
   including interest)                            $4,060,000        $4,060,000
                                                                    ----------

   TOTAL INVESTMENTS                                              $246,906,581
   (Growth & Income Fund) (Cost $165,291,724)                      -----------

   ----------------------------------------------------------------------------
   Equity-Income Fund
   ----------------------------------------------------------------------------
                                                      Shares             Value
                                                      ------             -----
   COMMON STOCKS - 91.83%
   Aerospace & Defense - 0.73%
   Allied Signal Corp.                                21,000          $817,688
   Boeing Co.                                         13,000           487,500
                                                                       -------
                                                                     1,305,188
   Autos & Related - 2.28%
   Dana Corp. *                                        1,300            54,356
   Eaton Corp. *                                       2,500           169,219
   General Motors Corp.                               20,400         1,286,475
   TRW,  Inc.                                         22,900         1,303,869
   Genuine Parts Company                              40,600         1,278,900
                                                                     ---------
                                                                     4,092,819
   Banking - 9.13%
   Bank One Corp.                                     27,650         1,351,394
   Bankamerica Corp. *                                10,000           574,375
   BankBoston Corp.                                   19,000           699,437
   Bankers Trust New York Corp.                       11,600           728,625
   The Chase Manhattan Corp.                          19,400         1,102,162
   Citigroup, Inc.                                    34,449         1,621,256
   First Union Corp.                                  20,810         1,206,980
   Fleet Financial Group, Inc.                        34,200         1,365,862
   J.P. Morgan & Company, Inc.                        15,600         1,470,300
   Mellon Bank Corp.                                  45,600         2,741,700
   Mercantile Bankshares Corp.                        19,150           624,769
   National City Corp.                                15,400           990,412
   PNC Bank Corp.                                     14,400           720,000
   Wells Fargo & Company                               3,300         1,221,000
                                                                     ---------
                                                                    16,418,272
   Beverages - 1.98%
   Anheuser-Busch Companies, Inc.                     38,800         2,306,175
   Brown-Forman Corp., Class B                        18,400         1,250,050
                                                                     ---------
                                                                     3,556,225
   Business Services - 0.64%
   H & R Block, Inc.                                  25,600         1,147,200
                                                                     ---------

                                                      Shares             Value
   Chemicals - 6.48%
   The Dow Chemical Co.                               27,300        $2,555,963
   E.I. Du Pont De Nemours & Co.                      24,100         1,385,750
   Great Lakes Chemical Corp.                         27,600         1,148,850
   Hercules, Inc.                                     37,600         1,252,550
   Imperial Chemical Industries PLC,                  11,500           416,875
   Lubrizol Corp.                                     23,000           641,125
   Minnesota Mining                                   21,800         1,744,000
   Nalco Chemical Co.                                 24,300           751,781
   Olin Corp.                                         26,300           728,181
   Pall Corp.                                         41,100         1,037,775
                                                                     ---------
                                                                    11,662,850
   Cosmetics & Toiletries - 0.80%
   International Flavors                              38,600         1,445,088
                                                                     ---------

   Domestic Oil - 4.19%
   Amerada Hess Corp.                                 24,200         1,337,050
   Atlantic Richfield Co.                             30,600         2,107,575
   The British Petroleum Company                      13,500         1,193,906
   Occidental Petroleum Corp.                         26,800           532,650
   Phillips Petroleum Co.                             17,200           743,900
   Unocal Corp.                                       22,900           777,169
   USX-Marathon Group                                 25,700           840,069
                                                                       -------
                                                                     7,532,319
   Drugs & Health Care - 4.13%
   Abbott Laboratories                                20,000           938,750
   American Home Products Corp.                       53,000         2,583,750
   Bausch & Lomb, Inc.                                18,200           758,712
   Pharmacia & Upjohn, Inc.                           46,800         2,477,475
   Smith & Nephew PLC                                241,700           671,525
                                                                       -------
                                                                     7,430,212
   Electric Utilities - 6.42%
   Baltimore Gas & Electric Co.                       13,300           417,288
   Central & South West Corp.                         13,300           369,906
   Dominion Resources, Inc.                           15,000           692,813
   DQE, Inc.                                          22,100           871,569
   Duke Energy Co.                                    20,100         1,300,219
   Entergy Corp.                                      20,000           575,000
   FirstEnergy Corp.                                  45,950         1,378,500
   GPU, Inc.                                           9,000           388,125
   Houston Industries, Inc.                           32,000           994,000
   PacifiCorp                                         40,000           762,500
   PECO Energy Co.                                    18,700           723,456
   Southern Co.                                       46,800         1,319,175
   TECO Energy, Inc.                                  20,000           552,500
   Unicom Corp.                                       32,100         1,209,769
                                                                     ---------
                                                                    11,554,820
   Electrical Equipment - 2.39%
   Cooper Industries, Inc.                            19,000           838,375
   General Electric Co.                               20,700         1,811,250
   Hubbell, Inc.                                      21,100           841,362
   Tyco International, Ltd.                           12,930           800,852
                                                                       -------
                                                                     4,291,839
   Electronic Components - 0.67%
   AMP, Inc.                                          29,220         1,199,846
                                                                     ---------

   Electronic Systems - 0.57%
   Hewlett Packard Co.                                17,000         1,023,187
                                                                     ---------

   Energy Services - 0.88%
   Baker Hughes, Inc. *                               38,500           849,406
   Witco Corp.                                        38,900           731,806
                                                                       -------
                                                                     1,581,212

  The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   Entertainment & Leisure - 0.68%
   Hilton Hotels Corp.                                33,900          $680,119
   The Reader's Digest Association, Inc.              25,200           548,100
                                                                       -------
                                                                     1,228,219
   Financial Services - 1.25%
   Federal National Mortgage                          28,800         2,039,400
   Morgan Stanley Dean Witter                          3,300           213,675
                                                                       -------
                                                                     2,253,075
   Food Processing - 4.45%
   General Mills, Inc.                                33,100         2,432,850
   H.J. Heinz Co.                                     21,300         1,238,063
   Kellogg Co.                                        30,600         1,009,800
   McCormick & Company, Inc.                          43,000         1,335,688
   Quaker Oats Co.                                    28,200         1,665,562
   Sara Lee Corp.                                      5,300           316,344
                                                                       -------
                                                                     7,998,307
   Forest Products - 0.96%
   Georgia Pacific Corp.                              12,200           631,350
   International Paper Co.                            23,600         1,095,925
                                                                     ---------
                                                                     1,727,275
   Household Appliances Furnishing - 0.62%
   Whirlpool Corp.                                    21,900         1,122,375
                                                                     ---------

   Household Products - 0.46%
   Corning, Inc. *                                    10,500           381,281
   Stanley Works *                                     4,400           132,000
   Tupperware Corp.                                   20,500           319,031
                                                                       -------
                                                                       832,312
   Insurance - 4.52%
   American General                                   25,500         1,746,750
   Corp.
   Exel, Ltd.                                         18,700         1,429,381
   Lincoln National Corp.                             10,500           796,688
   SAFECO Corp.                                       35,600         1,541,925
   St. Paul Companies, Inc.                           51,924         1,719,982
   Transamerica Corp.                                  8,700           904,800
                                                                       -------
                                                                     8,139,526
   International Oil - 7.22%
   Amoco Corp.                                        51,000         2,862,375
   Chevron Corp.                                      26,800         2,184,200
   Exxon Corp.                                        38,300         2,728,875
   Mobil Corp.                                        23,600         1,786,225
   Royal Dutch Petroleum Co., ADR                     26,600         1,310,050
   Texaco, Inc.                                       35,700         2,117,456
                                                                     ---------
                                                                    12,989,181
   Media & Communications - 2.40%
   Dow Jones & Co.                                    17,600           806,300
   Dun & Bradstreet Corp.                             30,300           859,763
   Knight-Ridder, Inc.                                30,500         1,553,594
   R.H. Donnelley Corp.                                6,060            84,840
   R.R. Donnelley & Sons Co.                          23,300         1,004,812
                                                                     ---------
                                                                     4,309,309
   Metals - 1.49%
   Inco, Ltd.                                         33,000           352,688
   Phelps Dodge Corp.                                 16,600           956,575
   Reynolds Metals Co.                                15,500           929,031
   USX-U.S. Steel Group                               19,400           451,050
                                                                       -------
                                                                     2,689,344
   Mining - 0.41%
   Newmont Mining Corp.                               35,000           743,750
                                                                       -------

   Miscellaneous Consumer Products - 2.54%
   Armstrong World Industries, Inc.                   20,400        $1,264,800
   Fortune Brands, Inc.                               29,600           978,650
   PPG Industries, Inc.                               20,400         1,166,625
   Tomkins PLC                                       250,000         1,156,944
                                                                     ---------
                                                                     4,567,019
   Paper - 2.14%
   Consolidated Papers, Inc.                          33,100           796,469
   Kimberly-Clark Corp.                               36,800         1,775,600
   Union Camp Corp.                                   29,800         1,281,400
                                                                     ---------
                                                                     3,853,469
   Photography - 0.99%
   Eastman Kodak Co.                                  22,900         1,774,750
                                                                     ---------

   Pollution Control - 1.34%
   Browning Ferris Industries, Inc.                   33,700         1,194,244
   Waste Management, Inc.                             26,825         1,210,478
                                                                     ---------
                                                                     2,404,722
   Railroads & Equipment - 3.11%
   Burlington Northern Santa Fe Corp.                 30,600           944,775
   GATX Corp.                                         11,600           400,200
   Norfolk Southern Corp.                             71,100         2,341,856
   Union Pacific Corp.                                39,900         1,900,237
                                                                     ---------
                                                                     5,587,068
   Real Estate - 2.43%
   Archstone Communities                              19,400           390,425
   Crescent Real Estate Equities                      25,500           639,094
   Rouse Co.                                           6,600           185,213
   Simon DeBartolo Group, Inc.                        46,500         1,392,094
   Starwood Hotels and Resorts                        43,718         1,237,766
   Weingarten Realty Investors                        12,000           533,250
                                                                       -------
                                                                     4,377,842
   Retail Trade - 1.49%
   May Department Stores Co.                          16,300           994,300
   J.C. Penney Company, Inc.                          22,900         1,087,750
   Toys 'R Us, Inc. *                                 30,700           600,569
                                                                       -------
                                                                     2,682,619
   Telephone - 8.81%
   Alltel Corp.                                       56,200         2,630,863
   American Telephone & Telegraph Corp.               25,300         1,574,925
   BCE, Inc.                                          26,800           912,875
   Bell Atlantic Corp.                                33,600         1,785,000
   BellSouth Corp.                                    13,300         1,061,506
   Frontier Corp.                                     10,700           321,669
   GTE Corp.                                          36,100         2,118,619
   SBC Communications, Inc.                           79,268         3,671,099
   Telecomunicacoes Brasilieras                       10,300           782,156
   U.S. West, Inc. *                                  17,100           981,112
                                                                       -------
                                                                    15,839,824
   Tobacco - 3.06%
   Philip Morris Companies, Inc.                      54,900         2,806,762
   RJR Nabisco Holdings Corp.                         32,300           922,569
   UST, Inc.                                          52,300         1,778,200
                                                                     ---------
                                                                     5,507,531
   Transportation - 0.17%
   Alexander & Baldwin, Inc.                          15,000           304,688
                                                                       -------

   TOTAL COMMON STOCKS
     (Cost $138,089,149)                                          $165,173,282
                                                                  ------------

  The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   SHORT TERM INVESTMENTS - 7.85%
   California Pollution Association,
     5.60% due 11/02/98                           $1,000,000        $1,000,000
   Novartis Fin Corp.,
     5.05% due 11/20/98                            5,100,000         5,086,407
   Navigator Securities Lending                    8,029,487         8,029,487
                                                                     ---------
   TOTAL SHORT TERM INVESTMENTS
     (Cost $14,115,894)                                            $14,115,894
                                                                   -----------

   REPURCHASE AGREEMENT - 0.32%
   Repurchase Agreement with State Street Bank & Trust
   Co. dated 10/30/98 at 4.25%, to be repurchased at
   $584,207 on 11/02/98, collateralized by $415,000
   Treasury Bonds, 8.75% due 05/15/17 (valued
   at $615,161, including interest)                 $584,000          $584,000
                                                                      --------

   TOTAL INVESTMENTS                                              $179,873,176
   (Equity-Income Fund) (Cost $152,789,043)                       ------------

   ----------------------------------------------------------------------------
   Balanced Fund
   ----------------------------------------------------------------------------
                                                      Shares             Value
                                                      ------             -----
   COMMON STOCKS - 47.65%
   Aerospace & Defense - 0.78%
   Lockheed Martin Corp.                               3,900          $434,363
   Northrop Grumman Corp.                              4,825           384,794
                                                                       -------
                                                                       819,157
   Air Travel - 0.28%
   UAL Corp. *                                         4,500           292,219
                                                                       -------

   Auto Parts - 0.18%
   Genuine Parts Co.                                   6,000           189,000
                                                                       -------

   Automobiles - 0.47%
   Chrysler Corp.                                     10,200           490,875
                                                                       -------

   Banking - 2.52%
   Chase Manhattan Corp.                              10,900           619,256
   Comerica, Inc.                                      4,900           316,050
   First Union Corp.                                   6,600           382,800
   PNC Bank Corp.                                      5,500           275,000
   Summit Bancorp                                      7,100           269,356
   Union Planters Corp.                               16,900           784,794
                                                                       -------
                                                                     2,647,256
   Broadcasting - 0.36%
   Telecommunications, Inc.                            9,000           379,125
                                                                       -------

   Business Services - 1.29%
   Service Corporation International                  38,100         1,357,313
                                                                     ---------

   Chemicals - 0.89%
   Dow Chemical Co.                                    2,400           224,700
   E.I. DuPont de Nemours & Co.                       12,300           707,250
                                                                       -------
                                                                       931,950
   Computers & Business Equipment - 2.08%
   Cisco Systems, Inc. *                               2,500           157,500
   Compaq Computer Corp.                               6,600           208,725
   Hewlett Packard Co.                                 4,200           252,787
   International Business Machines                     7,900         1,172,656
   Sun Microsystems, Inc.                              6,700           390,275
                                                                       -------
                                                                     2,181,943

   Domestic Oil - 1.86%
   Atlantic Richfield Co.                             12,175          $838,553
   Phillips Petroleum Co.                             19,700           852,025
   USX-Marathon Group                                  7,850           256,597
                                                                       -------
                                                                     1,947,175
   Drugs & Health Care - 13.99%
   Abbott Laboratories                                 8,000           375,500
   Allegiance Corp. *                                 13,100           487,156
   American Home Products                              8,200           399,750
   Amgen, Inc. *                                       2,100           164,981
   Beckton Dickinson & Co.                            11,800           497,075
   Bristol Myers Squibb Co.                           11,450         1,265,941
   Glaxo Wellcome PLC, ADR                            19,025           590,990
   Glaxo Wellcome PLC                                 29,650         1,845,713
   Johnson & Johnson                                  10,300           839,450
   Eli Lilly and Co.                                  10,075           815,445
   Merck & Company, Inc.                               5,700           770,925
   Novartis AG                                           400           720,136
   Pfizer, Inc.                                        9,000           965,813
   Schering AG                                         8,125           957,440
   SmithKline Beecham PLC                             14,400           918,000
   SmithKline Beecham PLC, ADR                        66,900           836,419
   Synthelabo                                          3,200           610,522
   Tenet Healthcare Corp. *                            5,000           139,688
   Warner Lambert                                     13,100         1,026,712
   Zeneca Group                                       11,900           456,896
                                                                       -------
                                                                    14,684,552
   Electric Utilities - 1.13%
   Allegheny Energy, Inc.                             14,700           452,025
   Cinergy Corp.                                      10,275           354,488
   Kansas City Power & Light Co.                      13,000           374,563
                                                                       -------
                                                                     1,181,076
   Electrical Equipment - 1.12%
   General Electric Co.                               13,400         1,172,500
                                                                     ---------

   Electronics - 1.19%
   Intel  Corp.                                        9,900           882,956
   Philips Electronics NV                              6,700           367,662
                                                                       -------
                                                                     1,250,618
   Financial Services - 1.42%
   American Express Co.                                8,700           768,863
   Citigroup, Inc.                                    15,400           724,762
                                                                       -------
                                                                     1,493,625
   Food & Beverages - 1.05%
   Coca Cola Co.                                       4,000           270,500
   Nestle SA                                             300           637,497
   Tyson Foods, Inc.                                   8,300           190,900
                                                                       -------
                                                                     1,098,897
   Gas & Pipeline Utilities - 0.49%
   Sonat, Inc.                                        16,775           508,492
                                                                       -------

   Gold - 0.85%
   Barrick Gold Corp.                                 41,500           887,062
                                                                       -------

   Household Products - 1.89%
   Colgate Palmolive Co.                               3,500           309,313
   Dial Corp.                                         22,175           611,198
   Gillette Co.                                        6,400           287,600
   Kimberly-Clark Corp.                                6,600           318,450
   Procter & Gamble Co.                                5,100           453,263
                                                                       -------
                                                                     1,979,824

  The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Shares             Value
                                                      ------             -----
   Insurance - 3.00%
   Allstate Corp.                                     38,975        $1,678,361
   W.R. Berkley Corp.                                 16,837           507,741
   Chubb Corp.                                         5,375           330,563
   The Equitable Companies, Inc.                       3,000           147,000
   Travelers Property Casualty Corp.
      Class A                                         15,700           481,794
                                                                       -------
                                                                     3,145,459
   International Oil - 2.66%
   The British Petroleum Company PLC                  15,400         1,361,937
   Mobil Corp.                                         6,200           469,262
   Royal Dutch Petroleum Co., ADR                     19,500           960,375
                                                                       -------
                                                                     2,791,574
   Leisure Time - 0.39%
   Walt Disney Co.                                    15,300           412,144
                                                                       -------

   Manufacturing - 0.36%
   Avery Dennison Corp.                                2,700           111,881
   Minnesota Mining &                                  3,300           264,000
                                                                       -------
                                                                       375,881
   Mining - 0.13%
   Potash Corporation of                               2,000           138,750
                                                                       -------

   Newspapers - 0.91%
   Tribune Co.                                         9,200           530,150
   Washington Post Co.                                   800           424,800
                                                                       -------
                                                                       954,950
   Paper - 0.18%
   Westvaco Corp.                                      7,600           187,150
                                                                       -------

   Petroleum Services - 1.22%
   Conoco, Inc. *                                     29,500           733,813
   Halliburton Co.                                    15,100           542,656
                                                                       -------
                                                                     1,276,469
   Publishing - 0.02%
   Meredith Corp.                                        625            23,125
                                                                        ------

   Railroads - 0.63%
   Canadian National Railway Co.                      13,200           665,775
                                                                       -------

   Retail Grocery - 0.53%
   Hannaford Bros.                                    12,800           560,800
                                                                       -------

   Retail Trade - 0.62%
   Wal-Mart Stores, Inc.                               9,500           655,500
                                                                       -------

   Software - 0.66%
   Autodesk, Inc.                                      3,700           115,394
   Oracle Corp.                                       11,400           337,013
   Parametric Technology Corp.                        14,600           242,725
                                                                       -------
                                                                       695,132
   Telecommunications Equipment - 0.31%
   Qualcomm, Inc. *                                    2,000           111,250
   Tellabs, Inc. *                                     3,900           214,500
                                                                       -------
                                                                       325,750
   Telephone - 0.93%
   Bell Atlantic                                      10,200           541,875
   GTE Corp.                                           7,450           437,222
                                                                       -------
                                                                       979,097
   Tobacco - 1.26%
   Philip Morris                                      25,825         1,320,303
                                                                     ---------

   TOTAL COMMON STOCKS
     (Cost $45,532,510)                                            $50,000,518
                                                                   -----------

   U.S. TREASURY OBLIGATIONS - 41.12%
   U.S. Treasury Strips - 0.43%
   Principal Only due 08/15/99                       470,000           454,048
                                                                      --------

   Federal National Mortgage Association - 2.42%
   6.00% due 05/15/08                              1,450,000         1,537,000
   6.35% due 01/08/03                              1,000,000         1,001,720
                                                                     ---------
                                                                     2,538,720
   U.S. Treasury Bonds - 14.26%
   6.00% due 02/15/26                              1,000,000         1,091,720
   6.125% due 11/15/27                             2,500,000         2,813,275
   6.25% due 08/15/23                              3,600,000         4,028,616
   6.375% due 08/15/27                             1,000,000         1,152,340
   6.50% due 11/15/26                                320,000           372,451
   6.625% due 02/15/27                             2,650,000         3,137,759
   7.25% due 08/15/22                              1,900,000         2,367,571
                                                                     ---------
                                                                    14,963,732
   U.S. Treasury Notes - 24.01%
   5.375% due 06/30/00                             1,000,000         1,016,410
   5.375% due 06/30/03                             1,000,000         1,044,220
   5.50% due 02/28/03                              1,000,000         1,043,750
   5.50% due 02/15/08                              3,400,000         3,632,696
   5.625% due 05/15/08                               500,000           538,985
   5.875% due 07/31/99                             1,050,000         1,060,332
   5.875% due 02/15/00                             2,000,000         2,036,240
   5.875% due 02/15/04                               650,000           695,806
   5.875% due 11/15/05                               750,000           812,813
   6.125% due 07/31/00                               830,000           854,900
   6.25% due 02/15/07                              1,580,000         1,752,315
   6.25% due 08/31/00                                965,000           997,115
   6.25% due 04/30/01                              1,000,000         1,044,530
   6.625% due 03/31/02                             1,600,000         1,711,248
   6.625% due 04/30/02                             3,500,000         3,749,935
   6.875% due 05/15/06                             2,800,000         3,205,552
                                                                     ---------
                                                                    25,196,847
   TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $40,100,999)                                            $43,153,347
                                                                   -----------

   FOREIGN GOVERNMENT OBLIGATIONS - 1.78%
   Ontario Province-1.78%
   6.125% due 09/12/07            CAD              1,330,000          $899,452
   6.500% due 03/08/29                             1,405,000           967,929
                                                                       -------
                                                                    $1,867,381
                                                                    ----------
   TOTAL FOREIGN GOVERNMENT OBLIGATIONS
     (Cost $1,884,327)                                              $1,867,381
                                                                    ----------

   CORPORATE BONDS - 1.18%
   Electric Utilities-0.24%
   Commonwealth Edison Co.,
     7.625% due 01/15/07                            $234,000          $253,623
                                                                      --------

   Gas & Pipeline Utilities - 0.94%
   SONAT, Inc.,
     6.625% due 02/01/08                             235,000           243,502
   SONAT, Inc.,
     7.00% due 02/01/18                              735,000           745,172
                                                                       -------
                                                                       988,674
   TOTAL CORPORATE BONDS
     (Cost $1,252,685)                                              $1,242,297
                                                                    ----------


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   SHORT TERM INVESTMENTS - 6.01%
   Navigator Securities Lending Trust             $6,307,425        $6,307,425
   SSGA Money Market Fund                              1,000             1,000
                                                                         -----
                                                                    $6,308,425

   REPURCHASE AGREEMENT - 2.26%
   Repurchase Agreement with State Street Bank &
   Trust Co., dated 10/30/98 at 4.25%, to be
   repurchased at $2,375,841 on 11/02/98,
   collateralized by $2,185,000 U.S. Treasury
   Bonds, 6.00% due 02/15/26 (valued at
   $2,452,886, including interest)                $2,375,000        $2,375,000
                                                                    ----------

   TOTAL INVESTMENTS                                              $104,946,968
    (Balanced Fund) (Cost $97,453,946)                            ------------

   ----------------------------------------------------------------------------
   Strategic Income Fund
   ----------------------------------------------------------------------------
                                                   Principal             Value
                                                   ---------             -----
   CORPORATE BONDS - 37.93%
   Aerospace - 0.24%
   B.E. Aerospace, Inc.,
     8.00% due 03/01/08                             $250,000          $233,750
                                                                      --------

   Banking - 1.81%
   Bank One Corp.,
     7.60% due 05/01/07                              600,000           667,392
   Korea Development Bank,
     9.60% due 12/01/00                            1,000,000           960,170
   Sudwest LB Capital Markets,
     17.50% due 05/05/03    PLN                      480,000           156,401
                                                                       -------
                                                                     1,783,963
   Business Services - 2.35%
   CSC Holdings, Inc.
     10.50% due 05/15/16                            $500,000           560,000
   Comdisco, Inc.,
     6.13% due 08/01/01                              500,000           496,785
   First Data Corp.,
     6.375% due 12/15/07                             500,000           513,070
   Iron Mountain, Inc.,
     10.125% due 10/01/06                            500,000           527,500
   United States Leasing Capital Corp.,
     8.45% due 01/25/05                              200,000           232,270
                                                                       -------
                                                                     2,329,625
   Chemical Products - 0.36%
   Revlon Worldwide Corp.,
     Series B, zero coupon due 03/15/01              600,000           357,000
                                                                       -------

   Crude Petroleum & Natural Gas - 2.11%
   Bellwether Exploration Co.,
     10.875% due 04/01/07                            250,000           225,000
   Benton Oil & Gas Co.,
     11.625% due 05/01/03                            200,000           160,000
   Cliffs Drilling Co.,
     10.25% due 05/15/03                             250,000           261,250
   National Energy Group, Inc.,
     10.75% due 11/01/06                             500,000           247,500
   Occidental Petroleum Corp.,
     9.25% due 08/01/19                              700,000           778,715
   Texas Petrochemicals Corp.,
     11.125% due 07/01/06                            250,000           225,000
   United Refining Co.,
     10.75% due 06/15/07                             250,000           185,000
                                                                       -------
                                                                     2,082,465
   Drugs & Health Care - 1.17%
   Dade International, Inc.,
     11.125% 05/01/06                               $500,000          $535,000
   Prime Medical Services, Inc.,
     8.75% due 04/01/08                              500,000           467,500
   Vencor, Inc.,
     9.875% due 05/01/05                             200,000           154,000
                                                                       -------
                                                                     1,156,500
   Electronics - 0.81%
   Decisionone Corp.,
     9.75% due 08/01/07                              500,000           300,000
   Unisys Corp.,
     7.875% due 04/01/08                             500,000           505,000
                                                                       -------
                                                                       805,000
   Energy & Utilities - 1.02%
   Costilla Energy, Inc.,
     10.25% due 10/01/06                             500,000           410,000
   Dawson Production Svcs.,
     9.375% due 02/01/07                             250,000           250,000
   High Voltage Engineering Corp.,
    10.5% due 08/15/04                               250,000           225,000
   Transamerican Energy Corp.,
     11.5% due 06/15/02                              325,000           120,250
                                                                       -------
                                                                     1,005,250
   Financial Services - 6.57%
   DLJ Commercial Mortgage Corp.,
     Interest Only, due 05/10/23                   9,764,577           441,173
   First Union Residential Securities,
     7.00% due 08/25/28                              248,384           244,618
   Green Tree Financial Corp.,
     7.07% due 09/15/07                            2,139,645         2,157,683
   Merrill Lynch & Co., Inc.,
     6.00% due 02/12/03                              225,000           228,017
   Navistar International Corp.,
     8.00% due 02/01/08                              500,000           487,500
   Paine Webber Group, Inc.,
     7.00% due 03/01/00                              400,000           404,040
   PNC Mortgage Securities Corp.,
     6.50% due 02/22/22                            1,000,000           952,500
     6.734% due 07/25/28                             423,597           406,242
     6.75% due 02/22/22                              400,000           371,000
     6.75% due 05/25/28                              348,662           334,356
     6.838% due 05/25/28                             473,150           459,636
                                                                       -------
                                                                     6,486,765
   Food & Beverages - 2.23%
   Ameriserve Food Distr, Inc.,
     10.125% due 07/15/07                            500,000           410,000
   Dole Foods, Inc.,
     6.75% due 07/15/00                            1,000,000         1,006,750
   SC International Services, Inc.,
     9.25% due 09/01/07                              500,000           485,000
   Stroh Brewery Co.,
     11.10% due 07/01/06                             500,000           300,000
                                                                       -------
                                                                     2,201,750
   Food Stores - 0.46%
   Carr Gottstein Foods Co.,
     12.00% due 11/15/05                             400,000           457,000
                                                                       -------

  The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   Forest Products - 0.18%
   Doman Industries, Ltd.,
     8.75% due 03/15/04                              250,000           175,000
                                                                       -------

   Hotels & Restaurants - 0.48%
   Prime Hospitality Corp.,
     9.75% due 04/01/07                             $500,000          $473,750
                                                                      --------

   Industrials - 5.94%
   Alvey Systems, Inc.,
     11.375% due 01/31/03                            250,000           252,500
   Berry Plastics Corp.,
     12.25% due 04/15/04                             650,000           659,750
   CFP Holdings, Inc.,
     11.625% due 01/15/04                            250,000           145,000
   Commonwealth Aluminum Corp.,
     10.75% due 10/01/06                             400,000           368,000
   Dana Corp.,
     6.50% due 03/15/08                              300,000           306,348
   Doane Products Co.,
     10.625% due 03/01/06                            250,000           263,750
   Foamex, L.P.,
     9.875% due 05/15/07                             375,000           446,250
   Harnischfeger Industries, Inc.,
     6.875% due 02/15/27                             600,000           539,430
   ICG Holdings, Inc.,
     Step up to 13.50% due 09/15/05                  500,000           375,000
   Marcus Cable Company,
     Step up to 14.25% due 12/15/05                  250,000           227,500
   Norsk Hydro A/S,
     6.70% due 01/15/18                              400,000           382,628
   Polymer Group, Inc.,
     8.75% due 03/01/08                              150,000           138,000
     9.00% due 07/01/07                              190,000           176,700
   Praxair, Inc.,
     6.15% due 04/15/03                              500,000           504,270
   Raytheon Company,
     5.95% due 03/15/01                              100,000           101,248
   Stellex Industries, Inc.,
     9.50% due 11/01/07                              250,000           232,500
   Synthetic Industries, Inc.,
     9.25% due 02/15/07                               25,000            25,000
   Venture Holdings Trust,
     9.75% due 04/01/04                              250,000           225,000
   Williams Scotsman, Inc.,
     9.875% due 06/01/07                             500,000           500,000
                                                                       -------
                                                                     5,868,874
   Insurance - 0.48%
   Aetna Services, Inc.,
     7.625% due 08/15/26                             500,000           478,110
                                                                       -------

   Leisure Time - 0.52%
   Grand Casinos, Inc.,
     9.00% due 10/15/04                              500,000           512,500
                                                                       -------

   Metal & Metal Products - 0.25%
   Renco Metals, Inc.,
     11.50% due 07/01/03                             250,000           247,500
                                                                       -------

   Other - 2.05%
   Hines Horticulture, Inc.,
     Series B, 11.75% due 10/15/05                   325,000           325,000
   The Holt Group, Inc.,
     9.75% due 01/15/06                              500,000           325,000
   Kindercare Learning Centre, Inc.,
     9.50% due 02/15/09                              250,000           238,750
   La Petite Academy, Inc.,
     10.0% due 05/15/08                              375,000           363,750
   LIN Holdings Corp.,
     Zero Coupon due 03/01/08                        500,000           321,250
   United International Holdings, Inc.
     Step up to 10.75%, due 02/15/08               1,000,000           450,000
                                                                       -------
                                                                     2,023,750
   Pollution Control - 0.84%
   Allied Waste Industries, Inc.,
     Step up to 11.30% due 06/01/07                  750,000           558,750
   Norcal Waste Systems, Inc.,
     Step up to 13.25% due 11/15/05                  250,000           275,000
                                                                       -------
                                                                       833,750
   Publishing - 0.52%
   American Media Operations, Inc.,
     11.625% due 11/15/04                            500,000           510,000
                                                                       -------

   Real Estate - 0.98%
   HMH Properties, Inc.,
     7.875% due 08/01/08                             500,000           485,000
   Radnor Holdings Corp.,
     10.00% due 12/01/03                             500,000           485,000
                                                                       -------
                                                                       970,000
   Retail Trade - 1.35%
   Cole National Group, Inc.,
     8.625% due 08/15/07                             250,000           232,500
   Hills Stores Company,
     12.50% due 07/01/03                             250,000            98,750
   Musicland Group, Inc.,
     9.875% due 03/15/08                             250,000           237,500
   Staples, Inc.,
     7.125% due 08/15/07                             750,000           762,983
                                                                       -------
                                                                     1,331,733
   Steel - 0.43%
   Murrin Murrin Holdings,
     9.375% due 08/31/07                             500,000           425,000
                                                                       -------

   Telecommunication Services - 4.30%
   Adelphia Communications Corp.,
     9.875% due 03/01/07                             175,000           186,375
   British Telecommunications,
     7.0% due 05/23/07                             1,080,000         1,200,150
   Comcast Cellular Holdings,  Inc.,
     9.50% due 05/01/07                              500,000           511,250
   Century Communications Corp.,
     Zero coupon due 01/15/08                        275,000           128,563
   GTE Corp.,
     6.94% due 04/15/28                              200,000           205,806
   International Cabletel, Inc.,
     Step up to 11.50% due 02/01/06                1,000,000           750,000
   Nextel Communications,
     Step up to 9.95%, due 02/15/08                  250,000           133,750
     Step up to 9.75%, due 08/15/04                  400,000           373,000
   SFX Broadcasting, Inc.,
     10.75% due 05/15/06                             164,000           175,890

  The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   Telecommunication Services - 4.30% - cont'd.
   Telewest Communication PLC,
     Step up to 11.00% due 10/01/07                  750,000           585,938
                                                                       -------
                                                                     4,250,722
   Transportation - 0.48%
   Stena AB
     10.5% due 12/15/05                             $250,000          $253,750
   TFM SA DE CV,
     Step up to 11.75% due 06/15/09                  500,000           220,000
                                                                       -------
                                                                       473,750

   TOTAL CORPORATE BONDS
     (Cost $40,213,540)                                            $37,473,507
                                                                   -----------

   CONVERTIBLE BONDS - 0.61%
   Fresenius Medical Care Capital
     9.00% due 12/01/06                             $250,000          $247,500
   Hollinger, Inc.,
     Zero coupon due 10/05/13                        875,000           358,750
                                                                       -------

   TOTAL CONVERTIBLE BONDS
     (Cost $592,439)                                                  $606,250
                                                                      --------

   U.S. TREASURY OBLIGATIONS - 0.65%
   U.S. Treasury Bonds - 0.33%
   3.6250% due 04/15/28                             $100,000          $100,062
   6.125% due 11/15/27                               200,000           225,062
                                                                       -------
                                                                       325,124
   U.S. Treasury Notes - 0.32%
   5.250% due 08/15/03                               200,000           208,688
   6.375% due 03/31/01                               100,000           104,594
                                                                       -------
                                                                       313,282

   TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $639,979)                                                  $638,406
                                                                      --------

   U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.24%
   Federal Home Loan Banks - 0.47%
   5.89% due 07/24/00                               $450,000          $458,510
                                                                      --------

   Federal Home Loan Mortgage Corporation - 3.00%
   6.50% due 12/01/10                              1,293,305         1,313,895
   6.50% TBA **                                      700,000           705,684
   8.50% due 05/01/08                                409,601           426,362
   10.00% due 05/15/20                               415,026           454,063
   Interest Only due 06/15/21                        266,046            67,051
                                                                        ------
                                                                     2,967,055
   Government National Mortgage Association - 0.95%
   7.50% due 07/15/27                                450,032           463,389
   7.50% due 10/15/27                                374,529           385,646
   7.50% due 10/15/27                                 89,234            91,882
                                                                        ------
                                                                       940,917
   Federal National Mortgage Association - 12.34%
   Interest Only due 03/17/20,                     6,702,427           176,261
   Interest Only due 10/17/36,                    12,738,446           360,281
   Interest Only due 02/25/35,                     6,525,128           520,881
   8.80% due 01/25/19, REMIC                         558,314           598,792
   10.40% due 04/25/19, REMIC                         93,046           102,816
   6.0% TBA  **                                      750,000           741,090
   6.5% TBA                                        7,000,000         7,054,670
   7.0% TBA                                        2,500,000         2,553,900
   13.00% due 11/15/15                                72,116            85,729
                                                                        ------
                                                                    12,194,420

   Student Loan Marketing Association - 0.48%
   7.20% due 11/09/00                                450,000           470,601
                                                                       -------

   TOTAL U.S. GOVERNMENT OBLIGATIONS
    (Cost $17,030,699)                                             $17,031,503
                                                                   -----------

   FIXED INCOME - OTHER - 2.60%
   Miscellaneous Asset Backed Securities - 2.60%
   Mid State Trust VI, Class A,
     7.34% due 07/01/35                           $1,559,517        $1,617,998
   GE Capital Management
     6.75% due 11/25/28 REMIC                        999,223           952,079
                                                                       -------

   TOTAL FIXED INCOME - OTHER
     (Cost $2,558,504)                                              $2,570,077
                                                                    ----------
   FOREIGN GOVERNMENT OBLIGATIONS - 20.28%
   Republic of Argentina - 2.21%
   6.188% due 03/31/05                            $2,726,000        $2,186,388
                                                                    ----------

   Federal Republic of Brazil - 1.29%
   10.125% due 05/15/27                            1,025,000           704,688
   6.125% due 04/15/24                               975,000           567,938
                                                                       -------
                                                                     1,272,626
   National Republic of Bulgaria - 0.67%
   6.688% due 07/28/11                             1,000,000           662,500
                                                                       -------

   Government of Canada - 0.27%
   7.00% due 12/01/06              CAD               360,000           262,630
                                                                       -------

   Government of Costa Rica - 0.24%
   Series B, 6.25% due 05/21/15                     $300,000           237,000
                                                                       -------

   Kingdom of Denmark - 3.02%
   6.00% due 02/15/99              DKK            11,440,000         1,823,715
   8.00% due 05/15/03                              6,340,000         1,159,179
                                                                     ---------
                                                                     2,982,894
   Republic of Ecuador - 0.36%
   3.25% due 02/27/15                               $848,738           358,592
                                                                       -------

   Republic of Finland - 0.22%
   6.00% due 04/25/08              FIM             1,000,000           221,814
                                                                       -------

   Federal Republic of Germany - 1.07%
   4.75% due 07/04/08              DEM               810,000           513,187
   5.625% due 01/04/28                               530,000           340,525
   6.5% due 07/04/27                                 290,000           208,051
                                                                       -------
                                                                     1,061,763
   Republic of Greece - 1.30%
   8.70% due 04/08/05              GRD            27,000,000            96,158
   8.90% due 04/01/03                            245,200,000           874,564
   11.00% due 02/25/00                            90,400,000           311,525
                                                                       -------
                                                                     1,282,247
   Republic of Italy - 1.47%
   6.25% due 02/21/99              XEU               350,000           415,135
   European Investment Bank,       ITL
     7.45% due 02/04/99                            1,680,000         1,032,997
                                                                     ---------
                                                                     1,448,132
   Government of Mexico - 1.54%
   6.25% due 12/31/19, Series B                   $1,250,000           932,875
   6.25% due 12/31/19, Series W-A                    250,000           186,575
   11.50% due 05/15/26                               400,000           402,250
                                                                       -------
                                                                     1,521,700
   Government of Morocco - 0.76%
   6.562% due 01/01/09                             1,000,000           750,000
                                                                       -------

  The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   New South Wales Treasury Corp - 0.07%
   7.375% due 02/21/07            AUD                100,000            69,958
                                                                        ------

   Government of New Zealand - 0.38%
   6.5% due 02/15/00              NZD                700,000           376,615
                                                                       -------
   Government of Panama - 0.73%
   4.00% due 07/17/14                             $1,000,000          $725,000
                                                                      --------

   Government of Peru - 0.92%
   4.00% due 03/07/17                              1,600,000           904,000
                                                                       -------

   Republic of Poland - 0.45%
   5.00% due 10/27/14                                500,000           448,750
                                                                       -------

   Russia - 0.18%
   Principal Loans-3.312% due 12/15/20             2,250,000           168,750
   Vnesheconomobank, 144A
     6.625% due 12/15/15                              30,700             3,070
   Vnesheconomobank,
     6.625% due 12/15/15                              52,630             5,131
                                                                         -----
                                                                       176,951
   Kingdom of Sweden - 1.16%
   6.50% due 05/05/28              SEK             4,200,000           609,102
   11.00% due 01/21/99                             4,100,000           532,722
                                                                       -------
                                                                     1,141,824
   Republic of Venezuela - 1.97%
   6.125% due 03/31/07                            $1,011,900           617,259
   6.625% due 12/18/07                             2,261,904         1,323,778
                                                                     ---------
                                                                     1,941,037

   TOTAL FOREIGN GOVERNMENT OBLIGATIONS
    (Cost $21,174,808)                                             $20,032,421
                                                                   -----------

                                                      Shares             Value
                                                      ------             -----
   RIGHTS & WARRANTS - 0.03%
   Crude Petroleum & Natural Gas - 0.03%
   Terex Corporation                                   2,000           $28,250
   Industrials - 0.00%
   Berry Plastics Corp.                                  500                 0
   Telephone - 0.00%
   Wireless One, Inc.                                    750                 7
   In-flight Phone Corp.                               1,000                 0
   Foreign Governments - 0.00%
   United Mexican States                           1,500,000                 0
                                                                             -

   TOTAL WARRANTS  (Cost $0)                                           $28,257
                                                                       -------

                                                   Principal             Value
                                                   ---------             -----
   SHORT TERM INVESTMENTS - 10.99%
   Navigator Securities Lending Trust            $10,858,710       $10,858,710
                                                                   -----------

   REPURCHASE AGREEMENT - 9.67%
   Repurchase Agreement with State Street Bank & Trust Co.
   dated 10/30/98 at 5.35%, to be repurchased 11/02/98
   at $9,558,259 collateralized by $6,190,000 U. S.
   Treasury Bonds, 12.00% due 08/15/13 (valued
   at $9,908,164, including interest)              9,554,000       $9,554,000
                                                                   ----------

   TOTAL INVESTMENTS
   (Strategic Income Fund) (Cost $102,719,681)                    $98,793,131
                                                                  -----------

   Investment Quality Bond Fund
   ----------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   CORPORATE BONDS - 35.92%
   Apparel & Textiles - 0.05%
   Collins & Aikman Products Co.,
     11.50% due 04/15/06                             $10,000           $10,050
                                                                       -------

   Banking - 6.82%
   BankAmerica Corp.,
     9.50% due 04/01/01                              114,000           123,795
   Credit National,
     7.00%, due 11/14/05                             150,000           154,219
   Export-Import Bank of Korea,
     6.375% due 02/15/06                             200,000           147,536
   First Financial Caribbean Corp.,
     7.84% due 10/10/06                              135,000           143,088
   NBD Bancorp,
     8.25% due 11/01/24                              300,000           344,691
   Republic New York Corp.,
     9.75% due 12/01/00                              155,000           168,000
   U.S. Bancorp,
     7.50% due 06/01/26                              300,000           327,906
   Western Financial Bank,
     8.875% due 08/01/07                              25,000            18,000
                                                                        ------
                                                                     1,427,235
   Broadcasting - 0.11%
   Granite Broadcasting Corp.,
     8.875% due 05/15/08                              15,000            12,900
   Jacor Communications Co.,
     8.75% due 06/15/07                               10,000            10,400
                                                                        ------
                                                                        23,300
   Building Products - 0.10%
   Falcon Building Products, Inc.,
     9.50% due 06/15/07                               20,000            16,400
   Falcon Holding Group LP,
     8.375% due 04/15/10                               5,000             4,950
                                                                         -----
                                                                        21,350
   Business Services - 0.06%
   AMSC Acquisition, Inc.,
     12.25% due 04/01/08                               5,000             2,375
   Iron Mountain, Inc.,
     8.75% due 09/30/09                               10,000             9,950
                                                                         -----
                                                                        12,325
   Chemical Products - 0.26%
   Huntsman Corp.,
     9.50% due 07/01/07                               15,000            14,100
   Revlon Consumer Products Corp.,
     8.625% due 02/01/08                              10,000             9,000
   Revlon Worldwide Corp.,
     Series B, zero coupon due 03/15/01               20,000            11,900
   Sovereign Specialty Chemicals,
     9.50% due 08/01/07                               10,000             9,400
   Texas-Petro Chemical Corp.,
     11.125% due 07/01/06                             10,000             9,000
                                                                         -----
                                                                        53,400
   Crude Petroleum & Natural Gas - 0.62%
   Costilla Energy, Inc.,
     10.25% due 10/01/06                              20,000            16,700
   Cross Timbers Oil Co.,
     9.25% due 04/01/07                               20,000            18,000
   Dailey Petroleum Services Corp.,
     9.50% due 02/15/08                               25,000            10,375

  The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   Crude Petroleum & Natural Gas - 0.62% - cont'd.
   Energy Corporation of America,
     9.50% due 05/15/07                              $20,000           $17,800
   Newfield Exploration Co.,
     7.45% due 10/15/07                               45,000            44,106
   Petroleos Mexicanos,
     8.85% due 09/15/07                               25,000            21,750
                                                                     ---------
                                                                       128,731
   Drugs & Health Care - 2.32%
   Allegiance Corp.,
     7.00% due 10/15/26                              325,000           340,847
   Owens & Minor, Inc.,
     10.875% due 06/01/06                             20,000            20,400
   Tenet Healthcare Corp.,
     7.875% due 01/15/03                             110,000           111,375
   Universal Hospital Services,
     10.25% due 03/01/08                              15,000            12,600
                                                                     ---------
                                                                       485,222
   Electric Utilities - 0.61%
   The Cleveland Electric
     Company, 7.19% due 07/01/00                     125,000           127,966
                                                                     ---------

   Financial Services - 7.36%
   American General Finance
     Corp., 8.00% due 02/15/05                       230,000           237,990
   Amerus Capital I,
     8.85% due 02/01/27                              100,000           103,495
   Amresco Communications, Inc.,
     9.875% due 03/15/05                              10,000             6,100
   Amvescap PLC,
     6.60% due 05/15/05                              150,000           156,995
   BanPonce Financial Corp.,
     6.75% due 08/09/01                              250,000           255,600
   Beneficial Corp.,
     8.40% due 05/15/08                               75,000            85,570
   Contifinancial Corp.,
     8.125% due 04/01/08                              10,000             5,900
   Japan Financial Corp.,
     9.125% due 10/11/00                             200,000           214,082
   KFW International Financial, Inc.,
     9.125% due 05/15/01                             200,000           219,008
   Neenah Corp.,
     11.125% due 05/01/07                             10,000            10,200
   Olympic Financial,
     11.5% due 03/15/07                               10,000             6,300
   Pindo Deli Financial Mauritius,
     10.75% due 10/01/07                              10,000             4,900
   Sun Canada Financial Co.,
     7.25% due 12/15/15                              200,000           222,392
   Tembec Finance Corp.,
     9.875% due 09/30/05                              10,000            10,150
                                                                     ---------
                                                                     1,538,682
   Food & Beverages - 0.09%
   Aurora Foods, Inc.,
     8.75% due 07/01/08                                5,000             5,150
   Del Monte Foods Co.,
     Step-up to 12.50%,  due 12/15/07                 25,000            14,250
                                                                     ---------
                                                                        19,400
   Homebuilders - 0.04%
   Engle Homes, Inc.,
     9.25% due 02/01/08                               10,000             9,375
                                                                     ---------

   Industrials - 6.27%
   Abraxas Petroleum Corp.,
     11.50% due 11/01/04                              10,000             7,700
   Accuride Corp.,
     9.25% due 02/01/08                               10,000             9,300
   American Pad & Paper Co.,
     13.00% due 11/15/05                              20,000             9,400
   Acindar Industria, Argentina,
     11.25% due 02/15/04                              10,000             6,500
   Advanced Micro Devices,
     Inc., 11.00% due 08/01/03                        25,000            25,250
   Argo-Tech Corp.,
     8.625% due 10/01/07                              15,000            13,875
   Associates Corp. of North
     5.75% due 11/01/03                              120,000           120,277
   Cincinnati Milacron, Inc.,
     7.875% due 05/15/00                             130,000           133,947
   Consumers International, Inc.,
     10.25% due 04/01/05                               5,000             5,000
   DecisionOne Holdings,
     9.75% due 08/01/07                               10,000             6,000
   Dime Capital Trust I,
     9.33% due 05/06/27                              150,000           154,783
   Disco S.A.
     9.875% due 05/15/08                              10,000             6,600
   Domtar, Inc.,
     9.50% due 08/01/16                               10,000             9,774
   Duane Reade, Inc.,
     9.25% due 02/15/08                               15,000            14,250
   EchoStar DBS Corp.,
     12.50% due 07/01/02                               5,000             5,075
   Fairchild Semiconductor Corp.,
     10.125% due 03/15/07                             10,000             9,000
   Fisher Scientific Int'l., Inc.,
     9.00% due 02/01/08                               10,000             9,650
   Frontiervision Holding, L.P.,
     Step-up to 11.875%, due 09/15/07                  5,000             4,012
   Gaylord Container Corp.,
      9.375% due 06/15/07                             15,000            11,100
   Globalstar L.P. Capital Corp.,
     10.75% due 11/01/04                              25,000            15,750
   Grove Worldwide LLC,
     9.25% due 05/01/08                               15,000            12,862
   Grupo Int'l Durango,
     12.625% due 08/01/03                             15,000            10,800
   Guitar Center Management Co.
     Inc., 11.00% due 07/01/06                        17,000            17,340
   Iridium LLC/Capital Corp.,
     10.875% due 07/15/05                              5,000             3,650
   Iridium LLC/Capital Corp.,
     11.25% due 07/15/05                              30,000            22,200
   K & F Industries, Inc.,
     9.25% due 10/15/07                               10,000             9,500
   LaRoche Industries, Inc.,
     9.50% due 09/15/07                                5,000             4,300
   LDM Technologies, Inc.,
     10.75% due 01/15/07                              20,000            17,000
   Moog, Inc., Series B,
     10.00% due 05/01/06                              25,000            25,000
   MTL, Inc.,
     10.0% due 06/15/06                               10,000             9,700

  The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   Industrials - 6.27% - cont'd.
   News America Holdings,
     Inc., 9.25% due 02/01/13                       $250,000          $287,548
   NTL, Inc.,
     Step-up due 10/01/08                             20,000            11,101
   P&L Coal Holdings Corp.,
     9.625% due 05/15/08                              35,000            34,650
   Pioneer Americas Acquisiton
     Corp., 9.25% due 06/15/07                        10,000             7,500
   Plains Resources, Inc.,
     Series B, 10.25% due 03/15/06                    20,000            19,600
   Psinet, Inc.,
     11.50% due 11/01/08                               5,000             5,150
   Psinet, Inc.,
     10.00% due 02/15/05                              20,000            19,400
   Repap New Brunswick, Inc.,
     10.625% due 04/15/05                             25,000            16,250
   Rifkin Acquisitions Partners, L.P.,
     11.125% due 01/15/06                             10,000            10,600
   Standard Pacific Corp.,
     8.50% due 06/15/07                               15,000            14,831
   Sullivan Graphics, Inc.,
     12.75% due 08/01/05                              20,000            20,000
   Verio, Inc.,
     10.375% due 04/01/05                             10,000             9,550
   WESCO Distribution, Inc.,
     9.125% due 06/01/08                              15,000            14,400
   YPF Sociedad Anonima,
     8.00% due 02/15/04                              145,000           132,313
                                                                       -------
                                                                     1,312,488
   Insurance - 2.66%
   Equitable Companies, Inc.,
     7.00% due 04/01/28                              100,000            98,616
   Jackson National Life Insurance
     8.15% due 03/15/27                              100,000           116,661
   Ohio National Life Insurance Co.,
      8.50% due 05/15/26                             150,000           177,971
   Security Benefit Life Co.,
     8.75% due 05/15/16                              150,000           163,788
                                                                       -------
                                                                       557,036
   Leisure Time - 0.19%
   Argosy Gaming Co.,
     13.25% due 06/01/04                              25,000            26,625
   Fitzgerald's Gaming Corp.,
     12.25% due 12/15/04                               5,000             2,950
   Loew's Cineplex Entertainment
     8.875% due 08/01/08                              10,000             9,800
                                                                         -----
                                                                        39,375
   Metal Products - 0.05%
   Silgan Holdings, Inc.,
     9.00% due 06/01/09                               10,000             9,500
                                                                         -----

   Office Products - 0.45%
   Boise Cascade Office Products
     7.05% due 05/15/05                              100,000            95,086
                                                                        ------

   Paper - 0.51%
   Boise Cascade Corp.,
     9.90% due 10/01/01                              100,000           106,689
                                                                       -------

   Retail Trade - 0.98%
   J.C. Penney Company, Inc.,
     7.40% due 04/01/37                              200,000           204,146
                                                                       -------

   Steel - 0.11%
   Armco, Inc.,
     9% due 09/15/07                                  $5,000            $5,000
   Amersteel Corp.,
     8.75% due 04/15/08                                5,000             4,400
   Bayou Steel Corp.,
     9.5% due 05/15/08                                15,000            13,050
                                                                        ------
                                                                        22,450
   Telecommunication Services - 2.66%
   Adelphia Communications Co.
     8.375% due 02/01/08                              10,000             9,850
   Allbritton Communications Co.,
     8.875% due 02/01/08                              15,000            14,100
   e.Spire Communications, Inc., 144A
     Step-up to 10.625%, due 04/01/06                 15,000            10,875
   e.Spire Communications, Inc.,
     Step-up to 10.625%, due 07/01/08                 10,000             4,900
   BTI Telecommunications Corp.,
     10.50% due 09/15/07                              20,000            14,800
   Century Communications,
     Zero coupon,  due 01/15/08                       35,000            16,362
   Concentric Network Corp.,
     12.75% due 12/15/07                              10,000             8,800
   Echostar Satellite Broadcast
     Step-up to 13.125%, due 03/15/04                  5,000             4,400
   GST Telecommunications,
     12.75% due 11/15/07                              20,000            18,000
   Innova S. de R.L.,
     12.875% due 04/01/07                             20,000            11,000
   Intermedia Communications, Inc.,
     8.875% due 11/01/07                              25,000            24,000
   Intermedia Communications, Inc.,
     8.6% due 06/01/08                                10,000             9,550
   ITC Deltacom, Inc.,
     8.875% due 03/01/08                              10,000             9,675
   ITC Deltacom, Inc.,
     9.75% due 11/15/08                                5,000             5,000
   IXC Communications, Inc.,
     9.00% due 04/15/08                               20,000            19,700
   KMC Telecom. Holdings, Inc.,
     Step-up to 12.50%, due 02/15/08                  50,000            23,000
   Level 3 Communications, Inc.,
     9.125% due 05/01/08                              25,000            23,500
   LIN Holdings Corp.,
     Step-up to 10.00%, due 03/01/08                  25,000            16,062
   MGC Communications, Inc.,
     13.0% due 10/01/04                                5,000             3,725
   Nextlink  Communications, Inc.,
     Step-up to 9.45%, due 04/15/08                   25,000            13,125
   Paging Network, Inc.,
     10.125% due 08/01/07                             15,000            14,550
   Qwest Communications Int'l.,
     7.50% due 11/01/08                                5,000             4,981
   RSL Communications PLC,
     9.125% due 03/01/08                              20,000            17,000
   Telecommunications Tech Co.,
     9.75% due 05/15/08                               15,000            12,900
   Tele-Communications, Inc.,
     9.25% due 04/15/02                              200,000           223,224
   Time Warner Telecommunications,
     9.75% due 07/15/08                               10,000            10,000

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   Telecommunication Services - 2.66% - cont'd.
   Viatel, Inc.,
     11.25% due 04/15/08                             $15,000           $13,200
                                                                       -------
                                                                       556,279
   Telephone - 2.91%
   Classic Cable, Inc.,
     9.875% due 08/01/08                               5,000             5,050
   Comcast Cable Communications,
     8.50% due 05/01/27                              150,000           180,459
   McLeod USA,  Inc.,
     9.50% due 11/01/08                               10,000            10,225
   MobileMedia Communications,
     9.375% due 11/01/07                              50,000             6,500
   NEXTEL Communications, Inc.,
     Step up to 9.75% due 10/31/07                    60,000            32,400
   U.S. West Capital Funding, Inc.,
     6.25% due 07/15/05                              150,000           157,572
   WorldCom, Inc.,
     7.55% due 04/01/04                              200,000           216,852
                                                                       -------
                                                                       609,058
   Transportation - 0.58%
   Continental Airlines,
     6.648% due 03/15/19                              70,000            67,537
   Johnstown American Industries,
     Inc., 11.75% due 08/15/05                        20,000            20,675
   Southern Railway Company,
     8.75% due 10/15/03                               30,000            34,093
                                                                        ------
                                                                       122,305
   Utilities - 0.11%
   GCI, Inc.,
     9.75% due 08/01/07                               25,000            22,719
                                                                        ------

   TOTAL CORPORATE BONDS
     (Cost $7,565,386)                                              $7,514,167
                                                                    ----------

   U.S. TREASURY OBLIGATIONS - 28.05%
   U.S. Treasury Bonds - 28.05%
   12.00% due 08/15/13                             3,800,000        $5,866,858
                                                                    ----------

   TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $5,508,581)                                                $5,866,858
                                                                    ----------

   U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.72%
   Federal Home Loan Mortgage Corp. - 5.19%
   6.00% due 09/25/22                               $474,000          $421,184
   6.00% TBA **                                      300,000           300,093
   6.50% due 06/15/23                                100,000           104,937
   7.00% due 09/15/21                                200,000           210,062
                                                                       -------
                                                                     1,086,276
   Federal National Mortgage Association - 7.63%
   5.50% due 08/01/28                                353,500           339,360
   6.00% TBA **                                      300,000           296,436
   6.25% due 11/25/19                                500,000           509,375
   6.60% due 09/25/18, REMIC                         300,000           304,125
   8.00% due 01/01/99 - 02/01/99                     144,105           145,739
                                                                       -------
                                                                     1,595,035
   Government National Mortgage Association - 2.90%
   7.00% due 06/15/23 - 10/15/23                     592,961           607,228
                                                                       -------

   TOTAL U.S. GOVERNMENT
   OBLIGATIONS (Cost $3,172,750)                                    $3,288,539
                                                                    ----------

   FIXED INCOME - OTHER - 1.10%
   Miscellaneous Asset Backed Securities - 1.10%
   First Union Lehman Bros., Series
     Class A2, 6.60% due 05/18/07                   $200,000          $204,536
   Western Financial Grantor Trust,
     1995, Class A1, 7.10% due                        24,316            24,560
                                                                        ------

   TOTAL FIXED INCOME - OTHER (Cost $225,290)                         $229,096
                                                                      --------

                                                      Shares             Value
                                                      ------             -----
   PREFERRED STOCKS - 0.24%
   Fairfield Manufacturing Co., Inc.                      25           $23,812
   Primedia, Inc.                                        145            13,086
   SF Holdings Group, Inc. *                               2            13,850
   SF Holdings Group, Inc. *                              74               148
   Viatel, Inc.                                            7               422
                                                                           ---

   TOTAL PREFERRED STOCKS (Cost $58,288)                               $51,318
                                                                       -------

   WARRANTS - 0.00%
   American Mobile Satellite *                             5              $242
   Concentric Network Corp. *                              5               351
   KMC Telecom. Holdings, Inc. *                          50               162

   TOTAL WARRANTS (Cost $0)                                               $755
                                                                          ----

                                                   Principal             Value
                                                   ---------             -----
   SHORT TERM INVESTMENT - 16.40%
   Navigator Securities Lending                   $3,429,644        $3,429,644
                                                  ----------        ----------

   REPURCHASE AGREEMENT - 2.57%
   Repurchase Agreement with Swiss Bank dated 10/30/98 at 5.38%
   to be repurchased at $538,241 on 11/02/98, collateralized by
   $452,000 U.S. Treasury Bonds, 6.75% due 08/15/26 (valued at
   $547,936, including interest.)                   $538,000          $538,000
                                                                      --------

   TOTAL INVESTMENTS (Investment                                   $20,918,377
   Quality Bond Fund) (Cost $20,497,939)

   ----------------------------------------------------------------------------
   National Municipal Bond Fund
   ----------------------------------------------------------------------------
                                                   Principal             Value
                                                   ---------             -----
   LONG-TERM INVESTMENTS - 97.30%
   Alabama - 2.21%
   Alabama Housing Finance
    Single Family Mortgage Revenue
    Collateralized Home Mortgage
    Series B-2, 6.40%, 04/01/25                     $335,000          $352,219
                                                                      --------

   California - 6.74%
   California Housing Finance Revenue,
    Series H, 6.15%, 08/01/16                      1,000,000         1,072,650
                                                                     ---------

   Georgia - 3.35%
   Fulton County, Georgia, School
     Refunding 5.25% due 01/01/14                    500,000           532,920
                                                                       -------

   Illinois - 4.67%
   Illinois Health Facilities Authority
    Revenue (Hospital Association
    Project), 7.00%, 02/15/22                        200,000           223,444
   Chicago, Illinois, Skyway Toll
     Revenue, 5.375%, 01/01/16                       500,000           518,805
                                                                       -------
                                                                       742,249

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   Iowa - 1.06%
   Iowa Finance Authority Hospital
    Revenue Refunding (Trinity Hospital
    Project), 7.00%, 07/01/12                       $150,000          $168,622
                                                                      --------

   Louisiana - 3.30%
   Louisiana Public Facilities Authority Hospital
    Revenue Refunding (Touro Project),
    Series B, 6.125%, 08/15/23                       500,000           524,385
                                                                       -------

   Maine - 0.17%
   Maine State Housing Authority Purchase,
    Series A-4, 6.375%, 11/15/12                      25,000            26,355
                                                                        ------

   Massachusetts - 6.75%
   Massachusetts State General
     Series C, 5.25% due 08/01/17                    500,000           525,040
   Massachusetts State Special Revenue,
    Series A, 5.50%, 06/01/13                        500,000           548,530
                                                                       -------
                                                                     1,073,570
   Missouri - 3.39%
   Missouri State Health &
    Facilities Authority Revenue,
    6.25%, 02/15/11                                  500,000           538,635
                                                                       -------

   Nebraska - 8.24%
   Nebraska Higher Education Loan Program
    Income Revenue, 6.65%, 12/01/08                1,200,000         1,311,216
                                                                     ---------

   Nevada - 4.31%
   Nevada Housing Division, Single-
    Program, B-2,  6.95%, 10/01/26                   300,000           322,260
   Nevada Housing Division, Single-
    Program, Issue C, 6.35%, 10/01/12                340,000           363,977
                                                                       -------
                                                                       686,237
   New Jersey - 3.59%
   New Jersey Economic
    Authority Water Facilities
    (New Jersey American Water
    Company, Incorporated Project),
     6.875%, 11/01/34                                500,000           570,940
                                                                       -------

   New York - 18.48%
   New York State Local
     Assistance Corporation, Series
     6.00%, 04/01/16                               1,000,000         1,098,400
   New York State Dormitory
    Revenue, State University Facilities,
    Series A, 6.25%, 05/15/08                        500,000           557,965
   New York State Environmental
    Corporation Pollution Control
    Refunding (IBM Corporation Project),
    7.125%, 07/01/12                                 580,000           621,076
   New York State Mortgage Agency
    Rev., Series 40-A, 6.35%, 04/01/21               630,000           662,930
                                                                       -------
                                                                     2,940,371
   Pennsylvania - 7.11%
   Delaware Valley, Pennsylvania,
     Regional Finance Authority
     Series A, 5.50%, 08/01/28                       500,000           546,680
   Philadelphia, Pennsylvania,
     & Wastewater Revenue,
     6.25%, 08/01/12                                 500,000           583,910
                                                                       -------
                                                                     1,130,590

   South Carolina - 3.39%
   Greenville Hospital Systems
     Hospital Facilities Revenue,
     Series B, 5.70%, 05/01/12                      $500,000          $539,320
                                                                      --------

   Tennessee - 3.16%
   Humphreys County, Tennessee,  Industrial
    Development Board Solid Waste Disposal
    Revenue (E.I. Du Pont De Nemours &
    Co. Project), 6.70%, 05/01/24                    450,000           502,488
                                                                       -------

   Texas - 4.35%
   Texas State Veterans Housing
    Assistance, 6.80%, 12/01/23                       85,000            91,719
    Port Arthur, Texas,  Navy District,
    Zero Coupon, 03/01/10                          1,000,000           599,820
                                                                       -------
                                                                       691,539
   Virginia - 2.00%
   Virginia State Housing
    Authority Commonwealth
    Subseries I-1, 6.55%, 07/01/17                   300,000           317,619
                                                                       -------

   Washington - 3.40%
   Washington State General
     Series C, 5.50%, 07/01/16                       500,000           541,340
                                                                       -------

   Wisconsin - 7.63%
   Wisconsin Housing & Economic
    Development Authority Home Revenue,
    Series D, 6.10%, 07/01/24                        130,000           134,137
   Wisconsin State Health &
    Facilities Authority Revenue,
    Hospital of Janesville,
    6.60%, 08/15/22                                1,000,000         1,080,150
                                                                     ---------
                                                                     1,214,287
   TOTAL LONG TERM INVESTMENTS
     (Cost $14,453,356)                                           $15,477,552
                                                                  -----------

   SHORT TERM INVESTMENTS - 2.70%
   North Carolina - 0.82%
   Halifax County, North Carolina, Industrial
    Facilities & Pollution Control,
   3.80% due 06/01/21                               $130,000          $130,000
                                                                      --------

   Virginia - 1.88%
   King George County, Virginia, Industrial
    Authority, Partners-A, 3.80%
    due 10/01/24                                     100,000           100,000
   King George County, Virginia, Industrial
    Authority, Partners-B, 3.80%
    due 12/01/24                                     200,000           200,000
                                                                       -------
                                                                       300,000

   TOTAL SHORT TERM INVESTMENTS
     (Cost $430,000)                                                  $430,000
                                                                      --------

   TOTAL INVESTMENTS
    (National Municipal Bond Fund)
    (Cost $14,883,356)                                             $15,907,552
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

   ----------------------------------------------------------------------------
   U.S. Government Securities Fund
   ----------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   U.S. TREASURY OBLIGATIONS - 18.98%
   U.S. Treasury Bonds - 0.79%
   6.375% due 08/15/27                              $800,000          $921,871
                                                                      --------

   U.S. Treasury Notes - 18.19%
   5.375% due 08/15/03                            $5,500,000        $5,738,920
   5.625% due 05/15/08                             4,200,000         4,527,474
   5.625% due 12/31/02                             2,000,000         2,093,440
   5.750% due 04/30/03                             1,200,000         1,267,692
   5.875% due 09/30/02                             2,000,000         2,103,740
   6.25% due 08/31/02                              5,250,000         5,583,847
                                                                     ---------
                                                                    21,315,113
                                                                    ----------
   TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $21,423,014)                                            $22,236,984
                                                                   -----------

   U.S. GOVERNMENT AGENCY OBLIGATIONS - 55.98%
   U.S. Department of Veteran Affairs - 1.23%
   7.25% due 10/15/10  REMIC                      $1,438,496        $1,442,092
                                                                    ----------

   Federal Home Loan Mortgage Corporation - 17.10%
   5.80% due 09/02/08                              1,500,000         1,555,080
   6.00% due 09/01/10 - 10/01/10                     531,460           534,946
   6.247% due 03/25/21  REMIC                      3,000,000         3,048,690
   6.50% TBA**                                     4,000,000         4,032,480
   7.00% due 10/01/12                              8,033,589         8,201,732
   7.00% due 04/15/21                              1,174,139         1,191,225
   8.00% due 06/01/08                                185,884           192,422
   8.25% due 07/01/06                                147,293           152,037
   8.50% due 05/01/08                                233,720           241,865
   9.50% due 08/01/20                                792,172           852,076
   11.75% due 08/01/13                                32,885            37,336
                                                                        ------
                                                                    20,039,889
   Federal National Mortgage Association - 33.92%
   6.00% TBA                                       5,500,000         5,434,660
   6.50% TBA                                       5,400,000         5,442,174
   6.50% due 12/01/03 - 08/01/27                   5,049,383         5,089,619
   6.527% due 05/25/30  REMIC                      2,750,000         2,792,969
   6.70% due 10/30/06                              2,500,000         2,531,640
   6.783% due 01/17/03  REMIC                      1,125,610         1,152,343
   7.00% TBA                                       8,100,000         8,274,636
   7.00% due 05/01/26 - 11/01/26                   3,412,777         3,487,414
   8.00% due 08/01/04                                 38,434            38,954
   8.25% due 03/25/06  REMIC                         675,000           734,906
   8.50% due 08/01/02                                 71,330            73,124
   11.00% due 02/01/15                                   449               498
   11.50% due 04/01/19                               273,848           306,515
   12.00% due 02/01/16 - 04/01/16                  1,451,494         1,710,477
   12.50% due 07/01/15                               980,051         1,165,036
   13.00% due 01/01/99                               994,068         1,181,698
   14.50% due 11/01/14                               264,922           320,225
                                                                       -------
                                                                    39,736,888
   Government National Mortgage Association - 3.73%
   7.50% due 04/15/02 - 09/15/27                   1,194,503         1,227,105
   7.75% due 04/15/04                                 48,143            49,573
   8.00% due 11/15/06 - 02/15/08                      32,899            34,274
   9.00% due 03/20/16 - 06/20/17                   1,433,163         1,526,894
   10.25% due 02/15/00 - 03/15/01                     28,218            29,355
   11.00% due 03/15/00 - 09/20/15                     35,251            37,090
   11.25% due 10/20/15                                 9,972            10,821
   11.50% due 08/20/00 - 09/20/15                    393,905           434,911
   12.50% due 09/15/14                                42,122            47,936
   13.00% due 01/15/11 - 06/15/15                    455,077           522,640
   13.25% due 07/15/14                               $40,014           $45,879
   13.50% due 11/15/12 - 02/15/13                     45,155            52,324
   15.00% due 07/15/11 - 09/15/12                     90,367           107,851
   15.50% due 08/15/11 - 12/15/11                    190,709           227,220
   16.00% due 11/15/11                                 9,672            11,715
                                                                        ------
                                                                     4,365,588
   TOTAL U.S. GOVERNMENT
   OBLIGATIONS (Cost $65,018,009)                                  $65,584,457
                                                                   -----------

   SHORT TERM INVESTMENT - 9.77%
   Navigator Securities Lending                  $11,444,965       $11,444,965

   REPURCHASE AGREEMENTS - 15.27%
   Repurchase Agreement with Dillon Read dated
   10/30/98 at 5.35%, to be repurchased at
   $17,619,852 on 11/02/98, collateralized by
   $12,786,000 U.S. Treasury Bonds, 8.50% due
   02/15/20 (valued at $18,191,733
   including interest)                           $17,612,000       $17,612,000
                                                                   -----------

   Repurchase Agreement with State Street Bank & Trust Co.
   dated 10/30/98 at 5.35%, to be repurchased at $271,121
   on 11/02/98, collateralized by $180,000 U.S.
   Treasury Bonds, 12.00% due 08/15/13
   (valued at $288,121 including interest)           271,000           271,000
                                                                       -------

   TOTAL U.S. REPURCHASE AGREEMENTS
    (Cost $17,883,000)                                             $17,883,000
                                                                   -----------

   TOTAL INVESTMENTS (U.S. Government
     Securities Fund ) (Cost $115,768,988)                        $117,149,407
                                                                  ============

   ----------------------------------------------------------------------------
   Money Market Fund
   ----------------------------------------------------------------------------
                                                   Principal             Value
                                                   ---------             -----
   COMMERCIAL PAPER - 13.82%
   Bellsouth Capital Funding Corp.,
     5.20% due 11/16/98                             $500,000          $498,917
   Emerson Electric,
     5.19% due 11/16/98                            1,000,000           997,837
   Goldman Sachs Group LP,
     5.18% due 03/15/99                              900,000           882,647
   United Parcel Service,
     4.90% due 12/21/98                            1,000,000           993,194
                                                                       -------

   TOTAL COMMERCIAL PAPER                                            3,372,595
                                                                     ---------
   U.S. GOVERNMENT AGENCY OBLIGATIONS - 57.94%
   Student Loan Marketing Association - 12.31%
   5.12% due 04/15/99                             $1,000,000        $1,000,000
   5.74% due 11/16/98                              2,000,000         2,004,300
                                                                     ---------
                                                                     3,004,300
   Federal Home Loan Banks - 24.78%
   4.73% discount note due 01/20/99                  500,000           494,745
   5.01% discount note due 01/14/99                1,000,000           989,702
   5.04% discount note due 01/28/99                1,000,000           987,680
   5.25% discount note due 01/06/99                1,000,000           990,375
   5.27% discount note due 12/03/98                  600,000           597,189
   5.33% discount note due 12/04/98                2,000,000         1,990,228
                                                                     ---------
                                                                     6,049,919

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1998 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Principal             Value
                                                   ---------             -----
   Federal National Mortgage Association - 20.85%
   4.54% due 02/04/99                             $2,000,000        $1,999,792
   4.64% due 04/09/99                              2,000,000         1,999,564
   5.29% due 12/22/98                              1,100,000         1,091,757
                                                                     ---------
                                                                     5,091,113
   TOTAL U.S. GOVERNMENT OBLIGATIONS                               $14,145,332

   U.S. TREASURY OBLIGATIONS - 20.10%
   U.S. Treasury Notes - 20.10%
   4.45% due 04/01/99                             $2,000,000        $1,962,670
   4.63% due 03/25/99                              3,000,000         2,944,440
                                                                     ---------


   TOTAL US TREASURY OBLIGATIONS                                    $4,907,110
                                                                    ----------
   FOREIGN GOVERNMENT OBLIGATIONS - 4.05%
   Canada - 4.05%
   4.97% due 01/27/99                             $1,000,000         $987,985
                                                                     --------

   TOTAL FOREIGN GOVERNMENT OBLIGATIONS                               $987,985

   REPURCHASE AGREEMENT - 4.09%
   Repurchase Agreement with State Street Bank & Trust
   Co. dated 10/30/98 at 5.35%, to be repurchased at
   $999,445 on 11/02/98, collateralized by $990,000
   U.S. Treasury Notes, 7.125% due 09/30/99 (valued
   at $1,025,740, including interest)               $999,000         $999,000
                                                                     --------

   TOTAL INVESTMENTS
   (Money Market Fund)                                             $24,412,022
                                                                   -----------

   Key to Currency Abbreviations
   -----------------------------

   AUD - Australian Dollar
   CAD - Canadian Dollar
   DKK - Danish Krone
   XEU - European Currency Unit
   FIM - Finnish Markka
   DEM - German Deutsche Mark
   GBP - Great British Pound
   GRD - Greek Drachma
   HKD - Hong Kong Dollar
   ITL - Italian Lira
   JPY - Japanese Yen
   NZD - New Zealand Dollar
   PLN - Polish Zloty
   SEK - Swedish Krona
   CHF - Swiss Franc


   Key to Security Abbreviations and Legend
   ----------------------------------------

   ADR - American Depository Receipt
   ADS - American Depository Shares
   REMIC Real Estate Mortgage Investment Conduit
   TBA - To Be Announced
   +   - Non-Income producing, issuer is in bankruptcy and
         is in default of interest payments
   *   - Non-Income producing
   **  - Purchased on a forward commitment (Note 2)


    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUND. North American Funds (the "Fund") is an open-end, diversified management investment company. The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. It is a series company, which means it has several portfolios, each with a stated investment objective which it pursues through separate investment policies. As of October 31, 1998, the Fund offered the following fifteen portfolios: the International Small Cap Fund ("International Small Cap"), the International Growth and Income Fund ("International Growth and Income"), the Global Equity Fund ("Global Equity"), the Emerging Growth Fund ("Emerging Growth"), the Small/Mid Cap Fund ("Small/Mid Cap"), the Growth Equity Fund ("Growth Equity"), the Tax-Sensitive Equity Fund ("Tax-Sensitive Equity"), the Growth and Income Fund ("Growth and Income"), the Equity-Income Fund ("Equity-Income"), the Balanced Fund ("Balanced"), the Strategic Income Fund ("Strategic Income"), the Investment Quality Bond Fund ("Investment Quality Bond"), the National Municipal Bond Fund ("National Municipal Bond"), the U.S. Government Securities Fund ("U.S. Government Securities") and the Money Market Fund ("Money Market").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge up to 4.75%. Class B and Class C shares are sold without an initial sales charge. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time shares are held. Class C shares are sold with a contingent deferred sales charge of 1% in the first year after purchase. Class B shares will automatically convert to Class A shares of the same portfolio eight years after purchase. Class C shares will automatically convert to Class A shares of the same portfolio ten years after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class has exclusive voting rights with respect to its distribution plan (See Note 5). Investment income, realized and unrealized capital gains and losses and common expenses of each portfolio are allocated on a pro-rata basis to each class based on their relative net assets.

CypressTree Asset Management Corporation, Inc. ("CAM"), a wholly-owned subsidiary of CypressTree Investments, Inc. ("CypressTree"), serves as investment adviser and principal underwriter for the Fund, effective October 1, 1997, pursuant to approval by the Fund's Board of Trustees and the Fund's shareholders. Previously, those services were provided to the Fund by NASL Financial Services, Inc. CypressTree Funds Distributors, Inc. ("CFD"), also a wholly-owned subsidiary of CypressTree, serves as distributor for the Fund, effective October 1, 1997.

CypressTree, located in Boston, Massachusetts was formed in 1996 to acquire, advise and distribute mutual funds through broker-dealers, banks and other intermediaries.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed when preparing the Funds' financial statements. These policies are in accordance with generally accepted accounting principles ("GAAP").

Security Valuation. Securities held by Money Market and money market instruments with remaining maturities of 60 days or less held by the other portfolios are valued at either the amortized cost basis or original cost plus accrued interest, both of which approximate current market value. All other securities held by the Fund are valued at the last sale price as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading on the Exchange. Other assets and securities for which no such quotation or valuations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of securities, other assets and other liabilities at the current rate of exchange of such currencies against U.S. dollars; and

     (ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Gains and losses that arise from changes in foreign exchange rates have been segregated from gains and losses that arise from changes in the market prices of investments. These gains and losses are included with gains and losses on foreign currency and forward foreign currency contracts in the Statements of Operations.

Forward Foreign Currency Contracts. All portfolios with the exception of U.S. Government Securities, National Municipal Bond and Money Market may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or portfolio position.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period and the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined daily using forward currency exchange

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 2 - continued

rates supplied by a quotation service. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Net realized gains (losses) on forward foreign currency contracts, shown in the Statements of Operations, includes net gains or losses realized by a portfolio on contracts which have matured or which the portfolio has terminated by entering into an offsetting commitment.

Forward Commitments. The Fund may make forward commitments to purchase and sell securities. Delivery and payment for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities underlying a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the portfolio's net asset value starting on the day the portfolio agrees to purchase the securities. At October 31, 1998, the forward commitments were $741,090 in Strategic Income, $596,529 in Investment Quality Bond, and $4,032,480 in U. S. Government Securities.

Mortgage Dollar Rolls. Strategic Income and U. S. Government Securities may enter into mortgage dollar rolls in which they sell mortgage-backed securities for normal delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at the same price on an agreed upon date. The portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Mortgage dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Securities Lending. The Fund may lend its portfolio securities in amounts up to 33% of its total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully collateralized by cash, cash equivalents, short term investments or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and marked to market to the value of the loaned securities on a daily basis. The portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of portfolio securities will only be made to firms deemed by the Subadvisers to be creditworthy.

The portfolio receives compensation for lending its securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Income generated from the investment of cash collateral is included as interest income in the Statements of Operations. All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and should be maintained at that level during the period of the loan. During the loan period, the portfolio continues to retain rights of ownership, including dividends and interest of the loaned securities. At October 31, 1998, the value of the securities loaned amounted to $1,690,741, $1,976,967, $4,915,370, $8,679,806, $2,754,187, $5,102,023, $8,167,507, $6,191,131,
$10,746,432, $3,352,312 and $11,181,287 in International Small Cap,
International Growth and Income, Global Equity, Small/Mid Cap, Growth Equity, Growth and Income, Equity-Income, Balanced, Strategic Income, Investment Quality Bond and U.S. Government Securities, respectively. At October 31, 1998, the value of collateral amounted to $1,714,449, $2,041,974, $5,066,001, $8,837,965,
$2,790,550, $5,218,468, $8,029,487, $6,307,425, $10,858,710, $3,429,644 and
$11,444,965 in International Small Cap, International Growth and Income, Global Equity, Small/Mid Cap, Growth Equity, Growth and Income, Equity-Income, Balanced, Strategic Income, Investment Quality Bond and U.S. Government Securities, respectively.

Organization Costs. Costs incurred by each portfolio in connection with its organization are being amortized on a straight line basis over a five year period.

Federal Income Taxes. The Fund's policy is for each portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each portfolio is treated as a separate taxpayer for federal income tax purposes.

Distributions of Income and Gains. Distributions of net investment income are declared as a dividend to shareholders of record as of the close of business each day and are paid monthly for Strategic Income, Investment Quality Bond, National Municipal Bond, U.S. Government Securities and Money Market, semi-annually to shareholders of International Growth and Income and Growth and Income, and annually to shareholders of International Small Cap, Global Equity, Emerging Growth, Small/Mid Cap, Growth Equity, Tax-Sensitive Equity, Equity-Income and Balanced. During any particular year, net realized gains from investment, futures and foreign currency transactions for each portfolio, in

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 2 - continued

excess of available capital loss carryforwards of each portfolio, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a federal excise tax.

Capital Loss Carryforwards. At October 31, 1998, capital loss carryforwards available to offset future recognized gains were approximately:

                                                                            Capital Loss Carryforwards
                                                                                   Expiration Year
                                               -------------------------------------------------------------------------------------

Portfolio                                            2002              2003               2004             2005             2006
-------------------------------------------    --------------     -------------     -------------     -------------     ------------

Emerging Growth ..........................            ---               ---               ---               ---          $   39,153
International Small Cap ..................            ---               ---          $   54,060        $  517,432            85,758
Investment Quality Bond ..................       $  329,026             ---               ---               ---               ---
National Municipal Bond ..................            ---          $   24,157             ---               ---               ---
Tax-Sensitive Equity .....................            ---               ---               ---               ---             754,731
U. S. Government Securities ..............            ---           1,062,756             ---               ---               ---
Money Market .............................            ---               ---               ---               1,702             1,156

Equalization. Through the year ended October 31, 1997 the Fund followed the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of the Fund's shares were allocated, on a per share basis, to undistributed net investment income. As a result, book undistributed net investment income per share was unaffected by sales or redemptions of the Fund's shares. Because Distributions to shareholders are determined on a tax basis, however, this practice is no longer considered meaningful, so, as of November 1, 1997 this practice was discontinued. This change does not effect the Funds' net assets, net asset value per share or the increase/(decrease) in net assets. The cumulative effect of this change was to decrease undistributed net investment income/(loss) and to increase paid-in-capital previously reported through October 31, 1997 by $6,325 in the International Small Cap Fund, by $87,652 in the Growth Equity fund, by $169,122 in the Growth and Income Fund, by $113,876 in the Equity-Income Fund, by $471 in the Strategic Income Fund, and by $16,211 in the Investment Quality Bond Fund, and to increase undistributed net investment income/(loss) and to decrease paid-in-capital previously reported through October 31, 1997 by $3,653 in the International Growth and Income Fund, by $390,926 in the Global Equity Fund by $200,934 in the Balanced Fund, and by $202,524 in the U. S. Government Securities Fund.

Repurchase and Reverse Repurchase Agreements. Each portfolio may enter into repurchase agreements and, additionally, U.S. Government Securities may enter into reverse repurchase agreements. When a portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to 102% of the repurchase price, and such portfolio will take constructive receipt of all securities underlying the repurchase agreements until such agreements expire. If the seller defaults, a portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase price. Under a reverse repurchase agreement, U.S. Government Securities may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price.

Other. Investment security transactions are accounted for on the trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for financial and federal income tax reporting purposes. The Fund uses the First In, First Out method for determining realized gain or loss on investments, futures and foreign currency for both financial and federal income tax reporting purposes. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, income and expenses. Actual results may differ from these estimates.

Capital Accounts. The Fund reports the accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each portfolio of the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value.

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

3. CAPITAL SHARES. Share activity for the year ended October 31, 1998 is as follows:

                                                  Class A                        Class B                         Class C
                                       ----------------------------    ----------------------------    ----------------------------
                                          Shares         Capital          Shares         Capital          Shares         Capital
                                       ------------    ------------    ------------    ------------    ------------    ------------
International Small Cap
-----------------------
Sold ...............................         38,317    $    585,923         158,290    $  2,313,605          99,606    $  1,479,559
Redeemed ...........................       (114,707)     (1,649,155)       (177,019)     (2,565,436)       (158,567)     (2,352,841)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......        (76,390)   ($ 1,063,232)        (18,729)   ($   251,831)        (58,961)   ($   873,282)
                                       ============    ============    ============    ============    ============    ============

International Growth and Income
-------------------------------
Sold ...............................        199,128    $  2,104,258         276,576    $  2,901,231         218,156    $  2,308,683
Reinvestment of distributions ......         44,088         424,134         131,412       1,264,722          73,392         706,029
Redeemed ...........................       (272,419)     (2,839,795)       (490,983)     (5,115,710)       (263,329)     (2,792,273)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......        (29,203)   ($   311,403)        (82,995)   ($   949,757)         28,219    $    222,439
                                       ============    ============    ============    ============    ============    ============

Global Equity
-------------
Sold ...............................        446,573    $  7,442,815         280,820    $  4,734,000         526,057    $  8,521,394
Reinvestment of distributions ......        152,180       2,323,793         136,778       2,076,461         262,341       3,998,091
Redeemed ...........................       (605,332)    (10,137,623)       (525,613)     (8,376,635)     (1,026,358)    (16,728,703)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......         (6,579)   ($   371,015)       (108,015)   ($ 1,566,174)       (237,960)   ($ 4,209,218)
                                       ============    ============    ============    ============    ============    ============

Emerging Growth
---------------
Sold ...............................         22,245    $    229,241          30,970    $    308,715          27,355    $    289,054
Redeemed ...........................         (5,767)        (60,513)         (1,200)        (10,251)           (438)         (3,923)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......         16,478    $    168,728          29,770    $    298,464          26,917    $    285,131
                                       ============    ============    ============    ============    ============    ============

Small/Mid Cap
-------------
Sold ...............................        183,881    $  2,977,455         366,794    $  5,878,496         478,367    $  7,674,000
Reinvestment of distributions ......          4,511          64,099          13,425         188,347          13,917         195,545
Redeemed ...........................       (158,019)     (2,553,137)       (263,887)     (4,140,429)       (342,381)     (5,487,633)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......         30,373    $    488,417         116,332    $  1,926,414         149,903    $  2,381,912
                                       ============    ============    ============    ============    ============    ============

Growth Equity
-------------
Sold ...............................        139,044    $  2,458,526         264,945    $  4,640,723         222,095    $  3,924,774
Reinvestment of distributions ......         16,479         255,776          47,951         737,982          69,363       1,066,801
Redeemed ...........................       (113,974)     (2,026,744)       (180,039)     (3,088,010)       (304,031)     (5,337,043)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......         41,549    $    687,558         132,857    $  2,290,695         (12,573)   ($   345,468)
                                       ============    ============    ============    ============    ============    ============

Tax-Sensitive Equity
--------------------
Sold ...............................        505,569    $  5,423,710         327,006    $  3,440,453         373,346    $  3,674,143
Redeemed ...........................        (47,892)       (502,935)         (6,225)        (55,022)         (9,883)        (84,557)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......        457,677    $  4,920,775         320,781    $  3,385,431         363,463    $  3,589,586
                                       ============    ============    ============    ============    ============    ============

Growth and Income
-----------------
Sold ...............................        875,486    $ 20,239,609         951,247    $ 22,019,893       1,138,031    $ 26,430,588
Reinvestment of distributions ......        127,179       2,612,268         202,572       4,138,748         348,181       7,145,010
Redeemed ...........................       (804,113)    (18,494,847)       (538,445)    (12,243,375)       (925,887)    (21,379,820)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......        198,552    $  4,357,030         615,374    $ 13,915,266         560,325    $ 12,195,778
                                       ============    ============    ============    ============    ============    ============

Equity-Income
-------------
Sold ...............................        479,470    $  8,464,050         386,814    $  6,812,335         766,845    $ 13,528,867
Reinvestment of distributions ......        194,948       3,251,762         170,544       2,827,635         446,831       7,448,669
Redeemed ...........................       (678,934)    (11,894,736)       (421,373)     (7,372,953)     (1,197,874)    (21,063,343)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......         (4,516)   ($   178,924)        135,985    $  2,267,017          15,802    ($    85,807)
                                       ============    ============    ============    ============    ============    ============

Balanced
--------
Sold ...............................        233,949    $  2,624,837         349,775    $  3,884,232         310,079    $  3,514,608
Reinvestment of distributions ......        222,869       2,300,076         274,666       2,832,512       1,113,960      11,629,960
Redeemed ...........................       (177,968)     (1,997,969)       (335,330)     (3,806,142)     (1,193,333)    (13,589,791)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......        278,850    $  2,926,944         289,111    $  2,910,602         230,706    $  1,554,777
                                       ============    ============    ============    ============    ============    ============

Strategic Income
----------------
Sold ...............................        370,479    $  3,594,336         691,131    $  6,593,782       1,046,821    $ 10,134,342
Reinvestment of distributions ......         95,493         912,850         149,034       1,426,572         220,511       2,109,372
Redeemed ...........................       (396,621)     (3,797,754)     (1,136,578)    (10,809,182)       (887,028)     (8,446,963)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......         69,351    $    709,432        (296,413)   ($ 2,788,828)        380,304    $  3,796,751
                                       ============    ============    ============    ============    ============    ============

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 3 - continued

                                                  Class A                        Class B                         Class C
                                       ----------------------------    ----------------------------    ----------------------------
                                          Shares         Capital          Shares         Capital          Shares         Capital
                                       ------------    ------------    ------------    ------------    ------------    ------------
Investment Quality Bond
-----------------------
Sold ...............................        170,210    $  1,802,178         117,621    $  1,245,709         198,006    $  2,105,448
Reinvestment of distributions ......         33,910         360,020          22,312         236,748          25,597         271,574
Redeemed ...........................       (246,964)     (2,627,068)       (122,141)     (1,294,362)       (283,354)     (3,004,137)

                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......        (42,844)   ($   464,870)         17,792    $    188,095         (59,751)   ($   627,115)

                                       ============    ============    ============    ============    ============    ============
National Municipal Bond
-----------------------
Sold ...............................         65,843    $    675,842          34,659    $    354,757          85,884    $    879,629
Reinvestment of distributions ......         13,963         142,649          13,125         134,060          15,971         163,141
Redeemed ...........................       (139,834)     (1,426,114)       (179,502)     (1,839,689)       (124,211)     (1,268,991)

                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......        (60,028)   ($   607,623)       (131,718)   ($ 1,350,872)        (22,356)   ($   226,221)

                                       ============    ============    ============    ============    ============    ============

U.S. Government Securities
--------------------------
Sold ...............................        504,070    $  5,044,310         940,887    $  9,443,101         813,806    $  8,150,377
Reinvestment of distributions ......        197,452       1,973,152          52,081         520,627          59,278         592,076
Redeemed ...........................     (1,134,417)    (11,333,731)       (896,940)     (8,975,680)     (1,092,107)    (10,920,493)

                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......       (432,895)   ($ 4,316,269)         96,028    $    988,048        (219,023)   ($ 2,178,040)

                                       ============    ============    ============    ============    ============    ============

Money Market
------------
Sold ...............................     19,804,375    $ 19,803,662      12,413,813    $ 12,413,585      17,413,158    $ 17,412,707
Reinvestment of distributions ......        411,135         411,135         142,434         142,434         341,140         341,141
Redeemed ...........................    (20,976,437)    (20,976,438)     (9,968,556)     (9,968,557)    (17,056,318)    (17,056,319)

                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......       (760,927)   ($   761,641)      2,587,691    $  2,587,462         697,980    $    697,529
                                       ============    ============    ============    ============    ============    ============

Share activity for the year ended October 31, 1997 was as follows:

                                                  Class A                        Class B                         Class C
                                       ----------------------------    ----------------------------    ----------------------------
                                          Shares         Capital          Shares         Capital          Shares         Capital
                                       ------------    ------------    ------------    ------------    ------------    ------------
International Small Cap
-----------------------
Sold ...............................        172,223    $  2,420,431         311,497    $  4,351,711         287,465    $  4,020,988
Redeemed ...........................        (97,424)   ($ 1,351,821)       (152,898)   ($ 2,152,252)       (187,448)   ($ 2,627,640)

                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase ..................         74,799    $  1,068,610         158,599    $  2,199,459         100,017    $  1,393,348
                                       ============    ============    ============    ============    ============    ============

International Growth and Income
-------------------------------
Sold ...............................        167,110    $  1,792,918         334,333    $  3,645,247         227,165    $  2,478,076
Reinvestment of distributions ......         35,116         372,765          98,555       1,060,875          61,067         656,479
Redeemed ...........................       (206,586)     (2,209,558)       (259,786)     (2,818,848)       (304,781)     (3,276,447)

                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......         (4,360)   ($    43,875)        173,102    $  1,887,274         (16,549)   ($   141,892)

                                       ============    ============    ============    ============    ============    ============

Global Equity
-------------
Sold ...............................        464,254    $  7,173,904         399,551    $  6,134,403         473,379    $  7,118,221
Reinvestment of distributions ......        208,420       2,882,299         193,787       2,670,382         469,264       6,461,761
Redeemed ...........................       (563,696)     (8,611,676)       (407,472)     (6,025,088)     (1,660,187)    (24,698,621)

                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......        108,978    $  1,444,527         185,866    $  2,779,697        (717,544)   ($11,118,639)

                                       ============    ============    ============    ============    ============    ============

Small/Mid Cap
-------------
Sold ...............................        195,283    $  2,625,840         399,400    $  5,644,058         742,841    $ 10,160,673
Redeemed ...........................       (161,404)     (2,248,506)       (158,565)     (2,183,317)       (519,604)     (7,118,896)

                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase ..................         33,879    $    377,334         240,835    $  3,460,741         223,237    $  3,041,777
                                       ============    ============    ============    ============    ============    ============

Growth Equity
-------------
Sold ...............................        126,280    $  1,864,938         494,750    $  7,629,840         521,137    $  7,942,112
Reinvestment of distributions ......          2,321          32,171           3,748          51,907           6,399          88,628
Redeemed ...........................       (111,960)     (1,666,958)       (309,407)     (4,730,354)       (244,574)     (3,717,442)

                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase ..................         16,641    $    230,151         189,091    $  2,951,393         282,962    $  4,313,298
                                       ============    ============    ============    ============    ============    ============

Growth and Income
-----------------
Sold ...............................        912,261    $ 18,629,321         787,724    $ 15,658,730         882,662    $ 17,499,038
Reinvestment of distributions ......         67,848       1,195,199         115,717       2,014,284         245,065       4,269,417
Redeemed ...........................       (450,673)     (9,067,086)       (356,257)     (7,090,345)       (871,364)    (17,278,615)

                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase ..................        529,436    $ 10,757,434         547,184    $ 10,582,669         256,363    $  4,489,840
                                       ============    ============    ============    ============    ============    ============

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 3 - continued

                                                  Class A                        Class B                         Class C
                                       ----------------------------    ----------------------------    ----------------------------
                                          Shares         Capital          Shares         Capital          Shares         Capital
                                       ------------    ------------    ------------    ------------    ------------    ------------
Equity-Income
-------------
Sold ...............................        592,754    $  9,599,623         500,961    $  8,087,441         824,546    $ 13,307,463
Reinvestment of distributions ......        442,599       6,338,505         382,378       5,479,472       1,218,941      17,554,558
Redeemed ...........................       (590,786)     (9,345,352)       (356,308)     (5,740,317)     (1,437,499)    (22,895,681)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase ..................        444,567    $  6,592,776         527,031    $  7,826,596         605,988    $  7,966,340
                                       ============    ============    ============    ============    ============    ============

Balanced
--------
Sold ...............................        234,801    $  2,757,480         279,360    $  3,253,994         406,687    $  4,786,572
Reinvestment of distributions ......        125,521       1,380,732         160,862       1,766,281         737,223       8,183,433
Redeemed ...........................       (265,075)     (3,120,596)       (390,785)     (4,597,129)     (1,633,682)    (19,221,203)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......         95,247    $  1,017,616          49,437    $    423,146        (489,772)   $ (6,251,198)
                                       ============    ============    ============    ============    ============    ============

Strategic Income
----------------
Sold ...............................        728,750    $  7,068,862         883,892    $  8,617,970       1,643,552    $ 16,024,302
Reinvestment of distributions ......        108,211       1,049,234         178,435       1,729,297         209,694       2,033,928
Redeemed ...........................       (570,028)     (5,577,914)       (668,180)     (6,506,732)       (827,696)     (8,050,790)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase ..................        266,933    $  2,540,182         394,147    $  3,840,535       1,025,550    $ 10,007,440
                                       ============    ============    ============    ============    ============    ============

Investment Quality Bond
-----------------------
Sold ...............................         71,210    $    732,772          85,547    $    882,438          93,047    $    957,800
Reinvestment of distributions ......         39,782         410,260          22,683         233,667          34,695         357,313
Redeemed ...........................       (311,082)     (3,204,349)       (122,683)     (1,257,374)       (277,224)     (2,834,680)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......       (200,090)   $ (2,061,317)        (14,453)   $   (141,269)       (149,482)   $ (1,519,567)
                                       ============    ============    ============    ============    ============    ============

National Municipal Bond
-----------------------
Sold ...............................         34,409    $    340,883         138,304    $  1,351,243          75,518    $    739,075
Reinvestment of distributions ......         17,041         167,921          17,223         169,763          17,180         169,430
Redeemed ...........................       (214,451)     (2,098,316)       (137,867)     (1,352,138)       (151,759)     (1,490,977)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......       (163,001)   $ (1,589,512)         17,660    $    168,868         (59,061)   $   (582,472)
                                       ============    ============    ============    ============    ============    ============

U.S. Government Securities
--------------------------
Sold ...............................        669,065    $  6,537,020         360,887    $  3,536,454         447,002    $  4,382,934
Reinvestment of distributions ......        241,937       2,367,629          59,099         578,306          71,244         697,491
Redeemed ...........................     (2,978,747)    (29,121,804)       (727,741)     (7,114,391)     (1,079,330)    (10,556,239)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......     (2,067,745)   $(20,217,155)       (307,755)   $ (2,999,631)       (561,084)   $ (5,475,814)
                                       ============    ============    ============    ============    ============    ============

Money Market
------------
Sold ...............................     22,410,945    $ 22,410,945      12,033,916    $ 12,033,916      25,707,878    $ 25,707,878
Reinvestment of distributions ......        360,144         360,144         140,200         140,200         413,794         413,794
Redeemed ...........................    (19,800,772)    (19,800,772)    (11,905,013)    (11,905,013)    (28,422,359)    (28,422,359)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase/(decrease) .......      2,970,317    $  2,970,317         269,103    $    269,103      (2,300,687)   $ (2,300,687)
                                       ============    ============    ============    ============    ============    ============

4. PURCHASES AND SALES OF SECURITIES. The following table summarizes the securities transactions (excluding short-term investments) for all portfolios, excluding Money Market, for the year ended October 31, 1998:

                                                                       Purchases                                Sales
                                                      ----------------------------------------  ------------------------------------
   Portfolio                                            U.S. Government        Other Issues        U.S. Government     Other Issues
 ---------------                                      -------------------    -----------------  --------------------  --------------
International Small Cap ........................             ------           $  7,492,570             ------          $  8,673,305
International Growth & Income ..................             ------             47,739,029             ------            49,312,015
Global Equity ..................................             ------             25,689,666             ------            43,010,565
Emerging Growth ................................             ------                902,507             ------               188,248
Small/Mid Cap ..................................             ------             52,841,086             ------            50,596,640
Growth Equity ..................................             ------             29,998,892             ------            29,990,392
Tax-Sensitive Equity ...........................             ------             13,624,649             ------             1,963,703
Growth and Income ..............................             ------             54,167,141             ------            38,258,727
Equity-Income ..................................             ------             35,817,239             ------            39,139,567
Balanced .......................................         $ 33,167,681          140,229,483         $ 29,010,489         151,909,167
Strategic Income ...............................           67,833,901           68,435,026           73,809,809          41,524,027
Investment Quality Bond ........................            3,784,737            4,191,917            4,123,910           4,085,748

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 4, Continued

                                                                      Purchases                                 Sales
                                                      ----------------------------------------  ------------------------------------

   Portfolio                                            U.S. Government        Other Issues        U.S. Government     Other Issues
 ---------------                                      -------------------    -----------------  --------------------  --------------

U.S. Government Securities .......................       $316,127,342            ------             $313,553,780            ----

Purchases and sales (maturities) for Money Market for the year ended October 31, 1998 were $491,963,713 and $490,127,283, respectively.

At October 31, 1998, tax basis net unrealized appreciation was equal to the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value as follows:

                                                                             Tax Basis Net
                                                                              Unrealized             Tax Basis          Tax Basis
                                                            Tax Basis        Appreciation            Unrealized         Unrealized
     Portfolio                                                Cost          (Depreciation)          Appreciation       Depreciation
---------------------                                   ----------------- --------------------   -----------------    --------------


International Small Cap ..........................        $ 15,527,268        $  1,532,946         $  2,511,708           ($978,762)

International Growth and Income ..................          28,519,667            (915,485)           2,123,142          (3,038,627)

Global Equity ....................................         104,757,143          18,835,914           27,920,550          (9,084,636)

Emerging Growth ..................................             703,108             (61,247)              41,375            (102,622)

Small/Mid Cap ....................................          42,578,021           2,030,394            3,500,371          (1,469,977)

Growth Equity ....................................          27,904,509           3,456,663            4,285,103            (828,440)

Tax-Sensitive Equity .............................          11,153,216            (783,113)             481,807          (1,264,920)

Growth and Income ................................         165,618,641          81,287,940           87,360,207          (6,072,267)

Equity-Income ....................................         152,950,084          26,923,092           33,919,775          (6,996,683)

Balanced .........................................          97,870,954           7,076,014            8,327,878          (1,251,864)

Strategic Income .................................         103,414,181          (4,621,050)           1,421,163          (6,042,213)

Investment Quality Bond ..........................          20,539,075             379,302              739,863            (360,561)

National Municipal Bond ..........................          14,883,356           1,024,196            1,024,197                  (1)

U. S. Government Securities ......................         115,773,739           1,375,668            1,546,201            (170,533)


5. INVESTMENT ADVISORY AGREEMENTS. The Fund maintains an Investment Advisory Agreement with CAM ("the Adviser"), pursuant to approval by the Fund's Board of Trustees and Fund shareholders. The Adviser is responsible for managing the corporate and business affairs of the Fund and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of each portfolio, subject to the supervision of the Trustees of the Fund. As compensation for its services, the Adviser receives a fee from the Fund computed separately for each portfolio at an annual percentage of average net assets as follows:

                                                                                  Between         Between
                                                                                $50,000,000     $200,000,000
                                                                First               and        and $500,000,000     Excess over
    Portfolio                                                $50,000,000        $200,000,000                       $500,000,000
--------------------                                      ------------------  ---------------- -----------------  ----------------
International Small Cap ......................                 1.050%             1.000%             .900%             .800%
International Growth and Income ..............                  .900%              .850%             .800%             .750%
Global Equity ................................                  .900%              .900%             .700%             .700%
Emerging Growth ..............................                  .950%              .950%             .950%             .950%
Small/Mid Cap ................................                  .925%              .900%             .875%             .850%
Growth Equity ................................                  .900%              .850%             .825%             .800%
Tax-Sensitive Equity .........................                  .850%              .800%             .775%             .700%
Growth and Income ............................                  .725%              .675%             .625%             .550%
Equity-Income ................................                  .800%              .700%             .600%             .600%
Balanced .....................................                  .775%              .725%             .675%             .625%
Strategic Income .............................                  .750%              .700%             .650%             .600%
Investment Quality Bond ......................                  .600%              .600%             .525%             .475%
National Municipal Bond ......................                  .600%              .600%             .600%             .600%
U.S. Government Securities ...................                  .600%              .600%             .525%             .475%
Money Market .................................                  .200%              .200%             .200%             .145%

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5, continued

For the year ended October 31, 1998, CAM paid aggregate subadvisory fees of $3,386,336. In addition, CAM retained net investment advisory fees of $3,743,238 after payment of subadvisory fees, which were allocated among the portfolios as follows:

                                                                 Fee            % of Net Assets        Fee          % of Net Assets
                                                               Paid to              Paid to          Retained           Retained
  Portfolio                                                   Subadviser           Subadviser         by CAM           by Adviser
--------------------                                       ----------------     ----------------   -------------    ----------------

International Small Cap .........................             $112,414                .65%          $ 69,178              .40%
International Growth and Income .................              143,270                .50%           114,615              .40%
Global Equity ...................................              607,233                .47%           557,235              .43%
Emerging Growth .................................                1,756                .55%             1,278              .40%
Small/Mid Cap ...................................              177,891                .53%           135,536              .40%
Growth Equity ...................................              142,195                .50%           113,758              .40%
Tax-Sensitive Equity ............................               18,677                .45%            16,603              .40%
Growth and Income ...............................              629,517                .28%           897,722              .40%
Equity-Income ...................................              649,730                .36%           651,074              .36%
Balanced ........................................              348,785                .35%           398,503              .40%
Strategic Income ................................              279,664                .33%           339,543              .40%
Investment Quality Bond .........................               38,542                .22%            64,236              .37%
National Municipal Bond .........................               42,359                .25%            60,118              .35%
U.S. Government Securities ......................              179,817                .22%           299,695              .37%
Money Market ....................................               14,486                .08%            24,144              .13%

Expense Reimbursement and Distribution Plan. Pursuant to the Investment Advisory Agreement, the Adviser will reduce the advisory fee or if necessary reimburse each portfolio of the Fund (excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and all of the portfolio's distribution fees) for expenses incurred in excess (Expense limitation) of the following annual percentages of average net assets as highlighted in the table below.

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan is a "compensation" plan providing for the payment by each portfolio, other than Money Market, of a monthly distribution fee to the Adviser as principal underwriter for the Fund as highlighted in the table below:


  Portfolio                                                               Class A               Class B               Class C
-----------------------                                                 -----------           -----------           ------------
International Small Cap
-----------------------
   Management fees ....................................                    1.050%                1.050%                1.050%
   Other expenses .....................................                    0.500%                0.500%                0.500%
                                                                           -----                 -----                 -----
   Expense limitation .................................                    1.550%                1.550%                1.550%
                                                                           =====                 =====                 =====
   Rule 12b-1 fees ....................................                    0.350%                1.000%                1.000%
                                                                           -----                 -----                 -----

International Growth and Income
-------------------------------
   Management fees ....................................                    0.900%                0.900%                0.900%
   Other expenses .....................................                    0.500%                0.500%                0.500%
                                                                           -----                 -----                 -----
   Expense limitation .................................                    1.400%                1.400%                1.400%
                                                                           =====                 =====                 =====
   Rule 12b-1 fees ....................................                    0.350%                1.000%                1.000%

Global Equity
-------------
   Management fees ....................................                    0.900%                0.900%                0.900%
   Other expenses .....................................                    0.500%                0.500%                0.500%
                                                                           -----                 -----                 -----
   Expense limitation .................................                    1.400%                1.400%                1.400%
                                                                           =====                 =====                 =====
   Rule 12b-1 fees ....................................                    0.350%                1.000%                1.000%

Emerging Growth
---------------
   Management fees ....................................                    0.950%                0.950%                0.950%
   Other expenses .....................................                    0.400%                0.400%                0.400%
                                                                           -----                 -----                 -----
   Expense limitation .................................                    1.350%                1.350%                1.350%
                                                                           =====                 =====                 =====
   Rule 12b-1 fees ....................................                    0.350%                1.000%                1.000%

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5, continued


  Portfolio                                                               Class A               Class B               Class C
--------------------                                                    -----------           -----------           ------------
Small/Mid Cap
-------------
   Management fees ....................................                    0.925%                 0.925%                 0.925%
   Other expenses .....................................                    0.400%                 0.400%                 0.400%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    1.325%                 1.325%                 1.325%
                                                                           =====                  =====                  =====

   Rule 12b-1 fees ....................................                    0.350%                 1.000%                 1.000%

Growth Equity
-------------
   Management fees ....................................                    0.900%                 0.900%                 0.900%
   Other expenses .....................................                    0.400%                 0.400%                 0.400%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    1.300%                 1.300%                 1.300%
                                                                           =====                  =====                  =====

   Rule 12b-1 fees ....................................                    0.350%                 1.000%                 1.000%

Tax-Sensitive Equity
--------------------
   Management fees ....................................                    0.850%                 0.850%                 0.850%
   Other expenses .....................................                    0.400%                 0.400%                 0.400%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    1.250%                 1.250%                 1.250%
                                                                           =====                  =====                  =====

   Rule 12b-1 fees ....................................                    0.350%                 1.000%                 1.000%

Growth and Income
-----------------
   Management fees ....................................                    0.725%                 0.725%                 0.725%
   Other expenses .....................................                    0.265%                 0.265%                 0.265%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    0.990%                 0.990%                 0.990%
                                                                           =====                  =====                  =====

   Rule 12b-1 fees ....................................                    0.350%                 1.000%                 1.000%

Equity-Income
-------------
   Management fees ....................................                    0.800%                 0.800%                 0.800%
   Other expenses .....................................                    0.265%                 0.265%                 0.265%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    1.065%                 1.065%                 1.065%
                                                                           =====                  =====                  =====

   Rule 12b-1 fees ....................................                    0.350%                 1.000%                 1.000%

Balanced
--------
   Management fees ....................................                    0.775%                 0.775%                 0.775%
   Other expenses .....................................                    0.265%                 0.265%                 0.265%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    1.040%                 1.040%                 1.040%
                                                                           =====                  =====                  =====

   Rule 12b-1 fees ....................................                    0.350%                 1.000%                 1.000%

Strategic Income
----------------
   Management fees ....................................                    0.750%                 0.750%                 0.750%
   Other expenses .....................................                    0.400%                 0.400%                 0.400%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    1.150%                 1.150%                 1.150%
                                                                           =====                  =====                  =====

   Rule 12b-1 fees ....................................                    0.350%                 1.000%                 1.000%

Investment Quality Bond
-----------------------
   Management fees ....................................                    0.600%                 0.600%                 0.600%
   Other expenses .....................................                    0.300%                 0.300%                 0.300%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    0.900%                 0.900%                 0.900%
                                                                           =====                  =====                  =====

   Rule 12b-1 fees ....................................                    0.350%                 1.000%                 1.000%

National Municipal Bond
-----------------------
   Management fees ....................................                    0.600%                 0.600%                 0.600%
   Other expenses .....................................                    0.250%                 0.250%                 0.250%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    0.850%                 0.850%                 0.850%
                                                                           =====                  =====                  =====

   Rule 12b-1 fees ....................................                    0.150%                 1.000%                 1.000%

U.S. Government Securities
--------------------------
   Management fees ....................................                    0.600%                 0.600%                 0.600%
   Other expenses .....................................                    0.300%                 0.300%                 0.300%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    0.900%                 0.900%                 0.900%
                                                                           =====                  =====                  =====

   Rule 12b-1 fees ....................................                    0.350%                 1.000%                 1.000%

Money Market
------------
   Management fees ....................................                    0.200%                 0.200%                 0.200%
   Other expenses .....................................                    0.300%                 0.300%                 0.300%
                                                                           -----                  -----                  -----
   Expense limitation .................................                    0.500%                 0.500%                 0.500%
                                                                           =====                  =====                  =====

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5, continued

In accordance with the Investment Advisory agreement, the Advisers, in addition to providing advisory services, provide accounting and administrative services for which CAM charged $1,475,189 to the Fund, before reimbursement based on expense limitations, for the period ended October 31, 1998.

6. TRUSTEE'S FEES. The Fund pays each Trustee who is not an employee or a director of the Adviser or its affiliates a fee of $750 plus travel expenses for each Board of Trustees meeting attended and an annual retainer of $3,000.

7. LINE OF CREDIT. On September 15, 1998 the Fund entered into an agreement with Fleet National Bank that provides a $20,000,000 Line of Credit to the Fund which may be used for cash overdraft protection. The Fund pays a commitment fee of $20,000 annually, and interest is charged on any borrowed amounts at the currently effective Federal Funds Rate plus .55%. This Line of Credit was not used during the period ended October 31, 1998.

8. COMMITMENTS. At October 31, 1998, International Growth and Income, Global Equity, and Strategic Income had entered into forward foreign currency contracts which contractually obligate the portfolio to deliver currencies at future dates. Open sale and purchase contracts at October 31, 1998 were as follows:

                                                                                                                           Net
                                                Contracts                                                               Unrealized
                                                   to             In Exchange       Settlement                         Appreciation
                                                 Deliver              For              Date             Value         (Depreciation)
                                                ---------        -------------     ------------      -----------      --------------
International Growth  and Income
--------------------------------
Sales
  Swiss Franc ..........................        2,499,902         $1,738,153         11/19/98         $1,848,753          ($110,600)
  Australian Dollar ....................        1,160,890            693,400         11/19/98            726,269            (32,869)
  Deutsche Mark ........................        5,410,259          3,066,841         11/19/98          3,269,263           (202,422)
  Hong Kong Dollar .....................        1,950,000            247,855         11/19/98            251,643             (3,788)
  New Zealand Dollar ...................          257,923            129,877         11/19/98            136,655             (6,778)
  South African Rand ...................          385,000             58,840         11/19/98             68,289             (9,449)
                                                                  ----------                          ----------          ---------
                                                                  $5,934,966                          $6,300,872          ($365,906)
                                                                  ==========                          ==========          =========
Purchases
---------
                                               $1,006,094    CHF   1,437,412         11/19/98         $1,063,009         $   56,915
                                                2,854,778    DEM   4,944,476         11/19/98          2,987,805            133,026
                                                  129,525    NZD     257,923         11/19/98            136,655              7,131
                                               ----------                                             ----------          ---------
                                               $3,990,397                                             $4,187,469         $  197,072
                                               ==========                                             ==========          =========
                                                                                                                          ($168,834)
                                                                                                                          =========
Global Equity
-------------
Sales
  Great British Pounds .................        4,750,000         $7,753,825         12/16/98         $7,931,075          ($177,250)

Purchases
                                               $5,893,300    GBP   3,500,000         12/16/98         $5,843,950           ($49,350)
                                                                                                                          ---------
                                                                                                                          ($226,600)
                                                                                                                          =========

Strategic Income
----------------
Sales
  Finnish Markka .......................        1,133,727        $   209,946         11/12/98         $  225,170           ($15,224)
  Danish Krona .........................        7,299,571          1,079,818         11/12/98          1,159,321            (79,503)
  Greek Drachma ........................       56,590,833          1,255,465         11/12/98          1,265,325             (9,860)
  Deutsche Mark ........................       11,339,376          6,835,266         11/12/98          6,849,467            (14,201)
  New Zealand Dollar ...................          691,076            349,684         11/12/98            366,085            (16,401)
  European Currency Unit ...............          400,000            478,200         11/12/98            474,657              3,543
  Italian Lira .........................    1,671,349,250            952,879         11/12/98          1,019,419            (66,540)
                                                                 -----------                         -----------          ---------
                                                                 $11,161,258                         $11,359,444          ($198,186)
                                                                 ===========                         ===========          =========
Purchases
                                               $7,120,254    DEM  11,648,711         11/12/98         $7,030,040           ($90,214)
                                                  331,757    GRD  96,008,819         11/12/98            339,990              8,233
                                               ----------                                             ----------          ---------
                                               $7,452,011                                             $7,370,030            (81,981)
                                               ==========                                             ==========          =========
                                                                                                                          ($280,167)
                                                                                                                          =========

Trustees
Bradford K. Gallagher, Chairman
William F. Achtmeyer
Donald B. Allen
William F. Devin
Kenneth J. Lavery

Officers
Bradford K. Gallagher, President
Joseph T. Grause, Jr.,
   Vice President and Treasurer
John I. Fitzgerald, Secretary

Distributor
CypressTree Funds Distributors, Inc.
286 Congress Street
Boston, MA 02210


Adviser
CypressTree Asset Management Corporation, Inc.
125 High Street
Boston, MA 02110

Transfer and Dividend Agent
State Street Bank and Trust Company
P.O. Box 8505
Boston, MA 02266-8505

Independent Accountants
PricewaterhouseCoopers L.L.P.
One Post Office Square
Boston, MA 02109

North American Funds Shareholder Service
286 Congress Street
Boston, MA 02210
800-872-8037

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                                                                  U.S. POSTAGE
                                                                      PAID
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